 Exhibit 2.20

NI 43-101 TECHNICAL REPORT ON THE

TOLDAFRIA PROJECT

Manizales, Colombia

Prepared for

Rio Novo Gold Inc.

Dated

May 31, 2011

Prepared by

William J. Crowl, R.G.

Donald Hulse, P.E.

Rio Novo Gold Inc.
Toldafria Project	NI 43-101 Technical Report

TABLE OF CONTENTS

Section	Title	Page
1. SUMMARY	1
1.1 History and Ownership	1
1.2 Geology and Mineral Resources	4
1.3 Conclusions and Recommendations	5
2. INTRODUCTION	7
2.1 Terms of Reference	7
2.2 Personal Inspection	7
2.3 Units	7
2.4 Acknowledgements	7
3. RELIANCE ON OTHER EXPERTS	8
4. PROPERTY DESCRIPTION AND LOCATION	9
4.1 Property Location	9
5. ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY	13
5.1 Accessibility	13
5.2 Local Resources and Infrastructure	13
5.3 Physiography and Climate	13
6. HISTORY	14
6.1 Previous studies	15
7. GEOLOGICAL SETTING	17
7.1 Regional Setting	17
7.1.1 Cajamarca Complex	17
7.1.2 Manizales Stock	17
7.1.3 Pyroclastic Flow Deposits	18
7.1.4 Pyroclastic Deposits	18
7.2 Tectonic Framework	20
7.3 Local Geology	20
7.3.1 Metamorphic Rock Unit (Pzc)	20
7.3.2 Hypabyssal Igneous Rocks (Tpad)	21
7.3.3 Recent (Holocene?) Alluvial and Pyroclastic Fall Deposits (Qal)	21
8. DEPOSIT TYPES	24
9. MINERALIZATION	25
9.1 Mineralized Zones	25
9.1.1 Concordant Veins or Veinlets	25
9.1.2 Discordant Veins or Veinlets	25
9.2 Gangue Mineralogy	27
9.3 Alteration Mineralogy	27
10. EXPLORATION	37
10.1 CVME Exploration Program	37
11. DRILLING	38
12. SAMPLING METHOD AND APPROACH	39

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12.1 Channel Sampling	39
12.2 Sampling Methodology	41
12.3 Office and Laboratory Analysis	43
13. SAMPLE PREPARATION, ANALYSES AND SECURITY	44
13.1 Sample Preparation	44
13.2 Sample Analysis	44
13.3 Sample Security	44
14. DATA VERIFICATION	46
14.1 Verification of the Quality Control Program	46
14.2 2010 QA/QC Program	46
15. ADJACENT PROPERTIES	48
15.1 La Coqueta	48
15.2 La Colosa (Anglo Ashanti Colombia)	48
15.3 Marmato (Colombia Goldfields)	48
16. MINERAL PROCESSING AND METALLURGICAL TESTING	50
16.1 Mineral Processing	50
16.2 Metallurgical Testing	50
16.2.1 Resource Development Inc.	50
16.2.2 Met-Solve Laboratories Inc.	52
17. MINERAL RESOURCE AND MINERAL RESERVE ESTIMATES	55
17.1 Resource Estimation	55
17.2 Assay Database	55
17.3 General Statistics	58
17.4 Modeling	59
17.4.1 Variography	59
17.4.2 Block Model	62
17.4.3 Topography	62
17.4.4 Resource Estimation and Search	62
17.4.5 Resource Classification	63
17.4.6 Resource Summary	63
18. OTHER RELEVANT DATA AND INFORMATION	67
19. INTERPRETATION AND CONCLUSIONS	68
20. RECOMMENDATIONS	69
20.1 Proposed Phase 2 Exploration Program	69
20.1.1 Underground Sampling	69
20.1.2 Trenching	69
20.1.3 Drilling	69
20.1.4 Metallurgical Tests:	69
20.1.5 Ore Microscopy and Laboratory Quality Control	69
21. REFERENCES	75
22. DATE AND SIGNATURE PAGES	77
23. ADDITIONAL REQUIREMENTS FOR TECHNICAL REPORTS ON DEVELOPMENT PROPERTIES AND PRODUCTION PROPERTIES	81
24. ILLUSTRATIONS	82

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LIST OF FIGURES

Figure	Page

Figure 1-1 Property Titles	4
Figure 4-1 Toldafria Property Location (after Gaitan, 2009)	9
Figure 4-2 Claims Status	11
Figure 4-3 Approximate Location of the Toldafria Prospect	12
Figure 7-1 Geology of the Manizales Area (after Moquera et al.1998a and Moquera et al, 1998b)	19
Figure 7-2 Geology of the Toldafria Prospect (after Gaitan, 2009)	23
Figure 9-1 Rose Diagram, Representing the General Tendency of Veins Concordant with the Foliation.	26
Figure 9-2 Rose Diagram, Representing the General Tendency of Discordant Veins.	26
Figure 9-3 Tunnel Locations and Names	28
Figure 9-4 Hydrothermal Alteration	29
Figure 9-5 Au Hosting Rock Sampling	30
Figure 9-6 Au Host Rock Projection	31
Figure 9-7 Mineralization in Veins	32
Figure 9-8 Au Vein Sampling	33
Figure 9-9 Veins Widths	34
Figure 9-10 Veins Projected	35
Figure 9-11 Au Veins Projection	36
Figure 12-1 Country Rock Channel Samples	42
Figure 12-2 Vein Channel Samples	42
Figure 12-3 Field Duplicates	43
Figure 13-1 Sample Storage Facility	45
Figure 15-1 Location of Other Properties	49
Figure 16-1 Laboratory Testing Process	52
Figure 16-2 Gravity Test Flowsheet	53
Figure 16-3 Gravity, Float and CN Leach Circuit	53
Figure 17-1 Samples Used in Resource Estimation	57
Figure 17-2 Probability Plots	58
Figure 17-3 Variogram for Parallel (P)) Samples	61
Figure 17-4 Variogram for Crosscut (X) Samples	61
Figure 17-5 Cross Section Showing Vertical Connection between Adits	66

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LIST OF TABLES

Table	Page

Table 1-1 Resource Summary by Classification	5
Table 4-1 Toldafria Property Corners	10
Table 12-1 Number of Samples for Various Mine Tunnels and Outcrops, 2009	39
Table 12-2 Number of Samples for Various Mine Tunnels, 2010	40
Table 12-3 Number of Samples for Various Mine Tunnels, 2011	40
Table 13-1 Assay Descriptions	44
Table 14-1 SGS Laboratory Quality Control	46
Table 14-2 Confirmation Samples Assay Results	46
Table 16-1 Head Assays for the Composite Sample	50
Table 16-2 Gravity Concentration Test Results	51
Table 16-3 Gold Recoveries	54
Table 17-1 Gold Statistics by Sample Type	58
Table 17-2 Variogram Models	62
Table 17-3 Block Model Dimensions	62
Table 17-4 Block Model Dimensions	63
Table 17-5 Resource Summary by Classification	64
Table 17-6 Resource Summary by Search Pass	65
Table 20-1 CVME Toldafria Budget – Phase 2	71
Table 20-2 Cash Flow – Phase 2	72
Table 20-3 Phase 2 Schedule	74

LIST OF APPENDICES

A       Assay Database

B       2010 QA/QC Program Report (in Spanish)

C       Met-Solve Laboratory, Inc. Test work Report

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1.	SUMMARY

Gustavson Associates, LLC (Gustavson) was commissioned by Rio Novo Gold Inc. (Rio Novo) to prepare a Canadian National Instrument 43-101 (NI 43-101) compliant Independent Technical Report (Technical Report) of the mineral resources of the Toldafria Prospect, Villamaria District, Department of Caldas, Colombia.

Core Values Mining & Exploration Company (“CVME”), a private company, acquired an option to purchase the Toldafria claim, title GEWM-12, currently owned by Nestor Jose Gutiérrez Gómez, on February 19, 2009. CVME subsequently optioned a portion of the Project to Universal Gold Mining Corporation (“Universal”) pursuant to an option agreement dated April 23, 2010, wherein Universal has the right to earn-in up to 50% interest in the Project (the “Option Agreement”). On April 8, 2011, Rio Novo Gold Inc. entered into binding Letter of Intent (“LOI”), subject to confirmatory due diligence, with CVME to acquire a 75% operating interest in the Toldafria Gold Project. On May 31, 2011, Rio Novo completed the acquisition of CVME’s 75% interest in the Toldafria Gold Project and also executed an agreement with Universal to acquire the remaining interest in the project, making Rio Novo the 100% owner of the Project. From 2009 to the present, CVME has carried out exploration of the Toldafria claim.

1.1	History and Ownership

Gold mining in Colombia dates back to pre-colonial history. Gold mining was first performed by the native inhabitants of the northern Andes who were some of the region’s foremost goldsmiths. Placer and vein gold were mined by Colombian Indians mainly in the Cauca and Magdalena drainages with a surprising amount extracted from lodes in Buritica and in Antioquia.

When the Spaniards arrived they began searching for various precious metals fueled by tales of “El Dorado”. During the Spanish colonial times, gold was extracted from three main areas, the Cauca River drainage, the upper and middle Magdalena River drainage, and the Pacific coastal area. The northern Andes or New Granada as it was known, became Spain’s largest gold producer but ranked as Spain’s third largest mining area. This was due in part to Colombia lacking large silver deposits as were found in Mexico. At the end of the eighteenth century, Colombia provided Spain an average annual production of 18,000 Castilian marcos or 4,140,000 grams (West, 1952).

It is unknown when mining began at Toldafria. The earliest mention of mining at Toldafria is by Vicente Restrepo (1886) where he mentions “three leagues from Manizales is the large vein at Toldafria.” The Toldafria prospect is known to have been exploited by artisanal gold miners since at least the early 1900’s. Exploitation of the area began as placer mining in the Rio de California at the base of the prospect and later continued underground.

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In his 1901 manuscript, Fortunato Pereira-Gamba documented artisanal gold mining in the Toldafria area. Ore was hand crushed and run through a stamp mill and the crushed fines were then panned for gold. Gamba reported a gold production at Toldafria of up to 22 ounces per day by artisanal methods. In the book Monographs of Rufino Gutierrez (1921), Gutierrez indicates that Toldafria gold production was approximately 20 pounds per month. The current property owners report gold production of 8 to 15 pounds per month. Today there are approximately six kilometers of tunnels, drifts, and crosscuts. (Gaitan, 2009).

Within the last 10 years there has been an increase in interest by foreign gold producers in historic artisanal mines in Colombia. Companies such as Colombian Goldfields (Marmato Prospect), Greystar (California, Santander and Anglo Gold Ashanti (Colosa Prospect, 10 MM oz) have begun developing mines within the Colombian Cordillera. Gustavson has not independently verified this resource estimate.

The Toldafria Project is a 164 hectare mining property. The Toldafria claim, Mining Title GEWM-12, is owned by Nestor Jose Gutiérrez Gómez (“the Permit Holder”).whose family has been working the claims for the last 40 years. The Permit Holder agreed to sell his interest in the Project to CVME pursuant to an agreement dated February 19, 2009. CVME subsequently optioned a portion of the Project to Universal Gold Mining Corporation (“Universal”) pursuant to an option agreement dated April 23, 2010, wherein Universal had the right to earn-in up to 50% interest in the Project (the “Option Agreement”). On April 8, 2011, Rio Novo Gold Inc. entered into binding Letter of Intent (“LOI”), subject to confirmatory due diligence, with CVME to acquire a 75% operating interest in the Toldafria Gold Project. As purchaser of the CVME interest, Rio Novo is bound by the February 19th Agreement and inherits US$750,000 in remaining payments to the Permit Holder. On May 31, 2011, Rio Novo completed the acquisition of CVME’s 75% interest in the Toldafria Gold Project and also executed an agreement with Universal to acquire the remaining interest in the project, making Rio Novo the 100% owner of the Project.

Rio Novo and the Permit Holder will work together to convert the existing 10 year license to a 30 year concession contract. The Project has an Environmental License for small-scale mining, which will have to be modified for a modern mine under the Colombian mining code process. Rio Novo intends to manage all such processes, conversion to concession contract, exploration permits, environmental approvals and mining consents & authorizations at the local level, establishing community relations, sustainability and institutional relations efforts as a priority in the development of the project.

Immediately to the northwest of the Toldafria claim (Title GEWM-12) are several tracts owned by the Arias Orozco Family. Anglo Gold Ashanti Colombia has been in possession of large tracts, titles EIG-164 and ICQ 080111X which surround both the Gutiérrez Gómez (Toldafria) and Arias Orozco tracts (Figure 1-1).

The mining permit is located on surface owned by the Hydroelectric Company of Caldas (CHEC) with whom the appropriate permits must be obtained.

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CVME’s attorney, Dr. Hernando Escobar, performed a “Due Diligence” review of title GEWM-12 finding that it met normal standards. As mentioned, the permit holder is in the process of converting the current 10-year Mining Title to a Contract of Concession with a use of 30 years. The Mining Title has an approved Environmental Management Plan for small mining which will have to be modified to the exigencies and projections of Rio Novo.

The exploitation License No. 163-17 was extended in January 22, 2010 for 10 years, in accordance with Resolution No. 0144.

The environmental license will need to be expanded for the new operation. It will be necessary to plan Rio Novo’s full program of exploration-exploitation, including process plant type, metallurgical processes, impairment of natural resources, disposition of tails, etc.; and to submit an updated Environmental Management Plan, to the Environmental Authority when such work has been completed. There are on-going discussions with Corpo Caldas (the Caldas State Environmental Authority) to work out several environmental permitting issues.

Mr. William Crowl, a Qualified Person (QP) from Gustavson Associates has visited the CVME, Toldafria Prospect in January of 2010 and again in February of 2011. Mr. Crowl reviewed the mine site geology, sampling and sample splitting and storage procedures. In 2010, two samples were taken from existing channels within the La Ramada tunnel for verification, and one sample from the El Retiro workings. These samples were sent to ALS Minerals in Reno, NV for gold/silver fire assay. It is Gustavson’s opinion that the work performed thus far on the prospect meets industry standards.

The Toldafria prospect is located approximately 10 km southeast of the city of Manizales in the Villamaria municipality, Department of Caldas, Colombia. The city of Manizales has good infrastructure, services, and available workforce. Access to the Toldafria Prospect is by 5 km of paved road to Gallinazo where a four-wheel-drive accessible road is taken for another 5 km to the Toldafria trailhead. Access from the trailhead to the mine site office is by a heavily incised pack animal trail. Approximate transit time from the trailhead to the mine site is 1.5 hours. Currently all supplies and personnel are brought to the site via pack animal. Construction of a road to supply the camp is in progress.

CVME built an exploration base camp and secured sample storage facility at the site. Pre-existing structures include several old stamp mills. Power at the mine site is supplied by generator. There is currently no land line phone service at the site and cell phone reception is intermittent.

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Figure 1-1 Property Titles

1.2	Geology and Mineral Resources

The Toldafria deposit is situated within the north Andes Mountain Belt, known as the Colombian Central Cordillera. The style of mineralization is consistent with that of fracture filling stockwork in a low sulfidation, epithermal system in a host rock of Paleozoic schist.

Mineralized veins and veinlets are found to strike in two orientations. The first group of veins has a general strike and dip of N15°-30°E, dipping 22°SE and is concordant to foliation. The second, discordant group of veins has a general strike of N40°E, N-S, N50°W with dips of 65SE and 70SW. Discordant veins are typically between 2 – 4 cm and never exceed 12 cm in width.

From 2009 to early 2011, 2,041channel samples were taken by CVME in tunnels, 17 samples from outcrops and 11 from surface sediments. for a total of 2,069. Channel samples representative of 5m of tunnel were taken from crosscuts and drifts. Crosscut samples were taken from the rib, oriented across the foliation. Parallel drift samples were taken out of the back in a continuous zigzag pattern, from rib to rib.

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An assay database of the channel samples, the outcrop samples and the sediment samples (totaling 1,664 samples) was created and loaded into MicroMODEL software. A kriged grade interpolation was performed with a search radius oriented with variography which mimics structure. With the sampling of adits above and below each other, a small part of the resource has been considered as Indicated and the balance of the mineral resources for this estimation were classified as Inferred. Table 1-1 shows the results of resource estimation.

Table 1-1 Resource Summary by Classification

Cutoff	Metric	Au_OK	Au Oz
Au (g/t)	Tons	Estimated	Contained
	x1000	Au (g/t)	x1000
Indicated Resource
3.00	12	9.52	3.67
2.00	19	7.10	4.34
1.00	28	5.16	4.65
0.50	40	3.88	4.99
0.30	52	3.05	5.09
0.10	58	2.77	5.17
Inferred Resource
3.00	2,585	6.57	546
2.00	4,181	4.99	671
1.00	8,061	3.26	845
0.50	12,370	2.38	947
0.30	15,873	1.94	991
0.10	22,179	1.44	1,029

1.3	Conclusions and Recommendations

Observations made during Mr. Crowl’s site visits confirm the descriptions of the gold mineralization provided by CVME. Surface expressions of past gold mining activity are common, with abandoned and overgrown workings dotting the hills in the immediate area of the prospect. Inspections underground revealed very narrow steeply dipping, strike-persistent mineralized quartz veins and quartz-filled fractures exposed over considerable drift lengths. The horizontal spacing between these very narrow quartz veins was not consistent in the areas visited. It is important for CVME to establish the density of veining in the Toldafria area before further development decisions can be made. The concordant veins in the schist are far more sulfidic than the narrower vertical veins. The extent to which these veins are projectable for any appreciable distance will be directly related to the results of the proposed drilling program.

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CVME’s initial exploration program confirmed the significant presence of gold mineralization which has been mined on a small scale for more than a hundred years. Although the sampling was extensive in available underground workings, additional sampling such as core drilling will be needed to establish geological continuity of the 2 types of mineralization present. Given the mining history of the area with underground mines of much higher grade, and the close spacing of some of the known mineralized structures, it is reasonable to expect to expand this resource with further sampling using surface and/or subsurface core drilling, as well as, surface trenching.

The mineral resources estimated and reported herein are considered by Gustavson to meet the requirements of NI 43-101 for classification as indicated and inferred. Future efforts by Rio Novo to better define the mineral system at Toldafria will allow for a consideration of re-classification.

CVME has provided in depth exploration to define an inferred resource of 947,000 ounces of gold at a cutoff of 0.5g/t and a small indicated resource of 5,100 ounces. Gustavson recommends that an exploratory drilling program be implemented to further define the resource and provided geologic and geo-statistical support to better delineate vein systems. Further geologic investigations will be needed to ascertain an appropriate data density to establish geologic continuity of mineralization in 3 dimensions. Both surface and underground drilling is recommended.

CVME has proposed a Phase 2 exploration program of 10 core holes totaling 3000m. CVME has estimated a budget for the next year (Phase 2 cost of approximately US$944,000). Gustavson considers that the budget is adequate to accomplish the stated purpose of the program and to advance to the next decision point.

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2.	INTRODUCTION

In early 2010, Gustavson Associates, LLC (Gustavson) was commissioned by Core Values Mining and Exploration Company (CVME) to prepare a Canadian National Instrument 43-101 (NI 43-101) compliant Independent Technical Report (Technical Report) of the mineral resources of the Toldafria Prospect, Villamaria District, Department of Caldas, Colombia. Subsequently, Gustavson was commissioned by Rio Novo Gold Inc. (Rio Novo) to prepare the same report for filing with the appropriate Canadian authority on behalf of Rio Novo.

2.1	Terms of Reference

This report has been prepared in accordance with the guidelines provided in NI 43-101, Standards of Disclosure for Mineral Projects dated December 31, 2005. The Qualified Persons responsible for this report are:

•	William J. Crowl, R.G., Vice President, Mining Sector, Gustavson Associates
•	Donald E. Hulse, PE, Principal Mining Engineer, Gustavson Associates

2.2	Personal Inspection

The Qualified Person, Mr. Crowl, cited in Section 2.1 visited the Toldafria Prospect in January of 2010 and again in February of 2011.

2.3	Units

All measurements used for this project are in SI (metric) units or other units as specifically noted.

2.4	Acknowledgements

Gustavson wishes to thank the staff of CVME and Rio Novo for their hospitality during the site visits, and excellent support in preparing this Technical Report.

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3.	RELIANCE ON OTHER EXPERTS

Gustavson has not independently conducted any title or other searches, and has relied upon CVME and Rio Novo for information on land ownership, tenure and permit status. Gustavson’s understanding of the project has relied on information provided by CVME, samples collected during the site visits and direct observations by Mr. Crowl. There are portions of Gustavson’s mineral resource estimate that used the data provided, as well as, the assistance of the CVME staff, including:

•	Richard C. Moores, II, Chief Executive Officer & Chairman, CVME

•	Hugo Eduardo Gaitan, Project Director (Deceased in late 2010)

•	Lucas Cortés Salamanca, Exploration Geologist

Each of CVME’s staff and consultants are experienced in their particular specialty. Gustavson has critically reviewed the consultant’s work products before incorporating the data into the mineral resource estimation effort.

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4.	PROPERTY DESCRIPTION AND LOCATION

4.1	Property Location

The Toldafria Prospect is located approximately 10 km southeast of the City of Manizales in the Villamaria District, Department of Caldas, Colombia. The elevation of the prospect ranges from 2,800 to 3,000 meters above sea level within the Central Colombian Cordillera of the Andes Mountain chain.

Figure 4-1 Toldafria Property Location (after Gaitan, 2009)

The Toldafria prospect otherwise known as title GEWM-12, is currently the property of Nestor Jose Gutiérrez Gómez. The mining permit is located on surface owned by the Hydroelectric Plant of Caldas (CHEC), from whom the relevant permits must be obtained. The property comprises approximately 164 hectares. Property corners of GEWM-12 are shown in the following table and Figure 4-2. Figure 4-3 shows the relative location of the Toldafria claim to Manizales and infrastructure.

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Table 4-1 Toldafria Property Corners

Point	Easting UTM	Northing UTM	Latitude	Longitude
1	848500	1039680	4° 57’ 13.05” N	75° 26’ 36.20” W
2	849340	1039680	4° 57’ 13.10” N	75° 26’ 8.94” W
3	849340	1039600	4° 57’ 10.50” N	75° 26’ 8.93” W
4	849630	1039600	4° 57’ 10.52” N	75° 25’ 59.52” W
5	849630	1038200	4° 56’ 24.95” N	75° 25’ 59.43” W
6	848500	1038200	4° 56’ 24.88” N	75° 26’ 36.10” W

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Figure 4-2 Claims Status

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Manizales
Villamaria
50
50
50
Toldafria
prospect
(approximate loction)
Under final
construction
1.2 Km
4 km
Manizales Airport
State highway
Toldafria Road

Figure 4-3 Approximate Location of the Toldafria Prospect

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5.	ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY

5.1	Accessibility

The Toldafria Prospect can be accessed via paved road which that leads from the Enia District to Nevado del Ruiz. At approximately 5 km from the Enea District at location known as “Gallinazo”, the road becomes unpaved, accessible by four-wheel-drive vehicles only. The Toldafria trailhead is approximately 5 km from Gallinazo. The Toldafria Trail is a deeply incised trail accessible only to hikers and pack animals. It is approximately 1.5 hours travel time from the trailhead to the Toldafria Mine Camp.

5.2	Local Resources and Infrastructure

The Toldafria Prospect is approximately 10 km from Manizales, a city of approximately 300,000 people and the Caldas Department capital. It is the commercial and agricultural center for the region and is in the heart of Colombia’s coffee producing area. Highways connect Manizales to other large cities such as Medellin and the capital city of Bogota.

In late 2010, and continuing into 2011, CVME has been pioneering a road to the Toldafria project site. There have been a number of challenges associated with the road building, including permitting stream crossings, cutting of trees and right-of-way negotiations. The high rainfall of 2010-2011 has resulted in slower than expected progress in completion of the road (Figure 4-3).

There is no electrical power a the mine site. Electricity is currently supplied by generator. Negotiations are being conducted with Hydroelectric Plant of Caldas to assess the viability of providing electrical power to the mine site. Approximately 4km of power line will have to be constructed.

5.3	Physiography and Climate

The mine site ranges in elevation from 2800 to 3000 m above sea level. The topography is mountainous and abrupt. The area is marked by mass wasting features (creeps, slumps and slides) due to the large amount of rainfall. Average annual rainfall over a 30 year period is 149.5 cm per year. Monthly mean high temperature is relatively stable fluctuating from 23.7 to 25.0 degrees Celsius throughout the year (IDEAM, 2010).

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6.	HISTORY

Gold mining in Colombia dates back to pre-colonial period. Gold was first mined by the native inhabitants of the northern Andes who were also some of the regions foremost goldsmiths. Placer and vein gold were mined by Colombian Indians mainly in the Cauca and Magdalena drainages with ore extracted from lodes in Buritica and in Antioquia.

Tales of “El Dorado” prompted the Spaniards to search for precious metals. Gold was extracted during the Spanish colonial era from three main areas, the Cauca River drainage, the upper and middle Magdalena River drainage, and the Pacific coastal area. The northern Andes or New Granada, as it was known, became Spain’s largest gold producer but only Spain’s third largest mining area. Colombia lacked large silver deposits as were found in Mexico. At the end of the eighteenth century, Colombia provided Spain average annual production of 18,000 Castilian marcos or 4,140,000 grams (West, 1952).

The earliest mention of mining at Toldafria is by Vicente Restrepo (1886) where he mentions “ three leagues from Manizales is the large vein at Toldafria.” The Toldafria prospect has been exploited by artisanal gold miners since at least the early 1900’s, first as placer mining in the Rio de California at the base of the prospect and later underground. Today, there are approximately six kilometers of tunnels, drifts, and crosscuts.

Early artisanal gold mining at the Toldafria area was documented by mining engineer, Fortunato Pereira-Gamba. In his 1901 manuscript, MINERAL WEALTH OF THE REPUBLIC OF COLOMBIA (Harvard College Library) he mentions that the Manizales District has great potential for gold mineralization, describing the mineralization as consisting of extremely narrow (1 to 2 cm) persistent veins, and surprisingly rich. He describes the main veins as sub-horizontal veins crossed by vertical systems with some very rich and others sterile; and stockwork mineralization similar to “los Alemanes???”. The artisanal miners hand crushed the ore and ran it through a stamp mill. Crushed fines were panned for gold. Gamba reported gold production at Toldafria of up to 22 ounces per day using this method.

In the book Monographs of Rufino Gutierrez (Library Luis Angel Arango, Bogotá, Volume 1, National Press, 1921), the Toldafria mine is mentioned as one of the oldest mines with California mills and gold production of up to 20 pounds per month.

As recently as 1972, the Toldafria mining title was the property of Mr. Jose Gutiérrez Giraldo until his death. The property was passed down to his son, Nestor Jose Gutiérrez Gómez, the current title owner. Since 1972, gold ore has been mined and processed in five California stamp mills located on the site. Production for the period has been variable with reported monthly sales of 8 to 15 pounds (Néstor Gutiérrez, personal communication).

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Within the last 10 years there has been an increase in interest by foreign gold producers in the historic artisanal mines in Colombia. Companies such as Medoro Resources (Marmato Prospect), Greystar (California, Santander) and Anglo Gold Ashanti (Colosa Prospect, 10 MM oz) are developing mines within the Colombian Cordillera. Gustavson has not independently verified this resource estimate.

6.1	Previous studies

Lopez (1978), observed metamorphic rocks of the Cajamarca Complex and intermediate to acid composition subvolcanic stocks containing gold mineralization in veins and veinlets in the area between Manizales and Villamaria. He performed quantitative chemical determinations for gold, silver and copper followed by spectrographic analysis of the most representative samples. He concluded that the more valuable vein deposits of the region (gold, silver and antimony) are classified as epithermal, fracture filling or stockwork, related possibly to the intrusion of porphyritic bodies of dacitic to andesitic composition that were emplaced during the late Tertiary. He drew no conclusion about the quartz diorite body to the east of Manizales and the gold mineralization.

Pulido (1988), completed a geochemical study of a series of rock chips analyzed with atomic absorption and complete spectrography, concluding that the region of the California and Toldafria mines offered good potential for development of an exploration campaign and systematic sampling to delineate precious metal mineralization associated with stockworks with the possibility of developing a large mining operation.

In 1994, a gold resource mining development plan in the Department of Caldas was completed under an agreement of technical and financial cooperation between the Government of Caldas, Mineralco’s Office of Mining Affairs, and the University of Caldas with their senior Geology and Mines faculty. The plan concluded that the Toldafría mine hosts ten mineralized structures corresponding to tabular seams with centimeter thicknesses (1-5 cm) and one structural direction between N20°W and N20°E with subvertical dips. Mineralization was located in intense zones of fracturing. They defined the Toldafria deposit as an epithermal type based on the fracture filling and quartz druses. In hand samples, they found the mineralogic assemblages of pyrite, galena, and gold/silver in a silicious gangue.

According to Camacho, et al. (1999), a dike was found in the El Breque level of the Las Antiguas workings with an approximate thickness of 7 meters in contact with graphitic schist. Mineral associations in the dike indicate that it can be classified as a porphyritic basaltic andesite. The dike is saussuritized and contains pyrite. An east trending 1.5 km2 body of andesite porphyry was also identified.

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Golden Amera INC. Resources, Grosso Group (2008), completed a reconnaissance report of mining titles of the Municipality of Villamaria between Toldafria, California and Maltería.. Within the excavated workings, 83 samples (47 country rock and 36 veins) were taken with a reported average grade of 0.27 ppm of Au for the country rock and 13.8 gr/tonne Au for the veins. The country rock samples were collected in continuous sections of 20 to 40 meters in length in the crosscuts of the La Antioquia, El Oriental, and La Divisa tunnels of the Toldafria Mine and the El Breque, Zanjón Hondo, and California tunnels of the California Mine. The vein samples comprised two to three pounds of vein material in distinct locations in the ribs of the tunnels.

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7.	GEOLOGICAL SETTING

CVME provided all geologic work and descriptions provided within this section with Spanish translation by Gustavson. This section is translated and paraphrased from reports written in Spanish by CVME.

7.1	Regional Setting

The study area is located on the west flank of the Central Mountain range and is part of the Cauca - Romeral geologic zone (Lozano and Pulido, 1986). Paleozoic and Cretaceous aged igneous and metamorphic rock units outcrop within this zone.

7.1.1	Cajamarca Complex

The metamorphic Cajamarca Complex forms the nucleus of the Central Mountain range in a N - S strip, made up of four general lithologic groups. (Gonza'les, 1993):

•	Pelitic group: Sericitic schist, feldspathic gneiss and low metamorphic rank rocks;

•	Quartzose group: Quartzites;

•	Calcareous group: Marbles

•	Basic group: amphibolites, greenschists.

These Paleozoic (Cambrian to Ordovician) rocks were weakly, regionally metamorphosed by Mesozoic (Ibagué batholith) and later intrusions of hypo-abyssal bodies of intermediate to dacitic porphyry composition. These intrusions are expressed as an andesitic porphyry body extending NNW and outcropping east of the Toldafria prospect, and in the Gallinazo stock, located to 5 km to the north of the area. Dikes and apophyses of these bodies are common.

Structurally, the rocks of the Cajamarca Complex display a N-S regional strike concordant with the Andean regional trend, with slight variations especially in the Eastern flank, where it has been disturbed (González and Nuñez, 1991). The dominant N-S trend prevails on the Western flank.

The Cajamarca Complex rocks form the host for the precious metal mineralization, related to the Mesozoic and Cenozoic intrusions. The mineralization is manifested by a great number of enriched quartz/sulfide seams, gold and silver, occasionally concordant with the strike and dip of the foliation or in zones weakness and jointing, generating stockworks and filled fissures.

7.1.2	Manizales Stock

The Manizales stock, located east of Manizales on the western flank of the Central Mountain range, is predominantly tonalitic and oval-shaped, parallel to the axis of the mountain range (González, 1993) Most of this unit is covered by younger pyroclastic rocks from recent volcanic activity in the area, intruding the metamorphic rocks of the Cajamarca Complex.

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The tonalitic to granodioritic stock is predominantly phaneritic to equigranular with intermediate quartz, plagioclase, potassium feldspar and biotite as the main minerals, and apatite, zircon, sphene, alunite as opaque accessories (González, (1995) in González and Jaramillo (2002).

According to Jaramillo (1978), age determinations by fission tracks method yielded ages of 62.4. ± 3.6 m.a in zircon and 10.5 ± 1.0 m.a in apatite. The latter age in apatite age indicates time passed after the rock had cooled below 100°C. The zircon age agrees generally with the K/Ar in biotite age of 57 ± 2 m.a. reported by McCourt et al. (1984).

7.1.3	Pyroclastic Flow Deposits

These deposits correspond to volcanic mud flows modified byre-deposition of volcanic material, especially of ash-gray, sands, lapilli and fragments of volcanic rocks of pyroclastic origin.. This cycle began between the Pleistocene and Holocene (Herd (1974) in González and Jaramillo (2002), Thouret (1984) in González (1995)).

7.1.4	Pyroclastic Deposits

Local pyroclastic deposits are made up of pumice fragments of dacitic composition, as well as, porphyritic andesite fragments, forming interbedded ash layers with piedmont deposits, as at Enea and Maltería. The age for these deposits corresponds to the Pleistocene - Holocene interval and represents vestiges of the quaternary volcanic activity in the volcanic complex Cerro Bravo - Ruiz - Tolima. (Naranjo and Rivers, 1989).

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2
3
4
F
G
H
MANIZALES
Villamaria
Qto
Qar
Qfl
Ksc
Kvc
Pes
NgQa
KPgcdm
ZLZFV
Toldafria prospect
(Approximate location)

Explanation

Symbol	Description
Qar	**Recent Alluvium** (Undifferentiated)
Qfl	**Volcanic mud flows**: comprised principally of ash, sand and volcanic blocks well sorted with clasts of pumice. Sporadic intercalations of andesite lavas.
Qto	**Andesites**: flows of porphyritic andesites and basalts that constitutes the major part of the outcrops.
NgQa	**Pyroclastic rocks**: non-consolidated deposits composed of ash, lapilli, and pumice fragments. Local sandy lenses of glacial origin.
KPgcdm	**Manizales Stock**: Equigranular, leucratic, biotite tonalite occasionally with coarse grain hornblende (62.4 ± 3.6 Mya)
Ksc, Kvc	**Quebrada Grande Complex** **Ksc**: sandstones, black shales, feldspathic sandstones, lenses of chert and limestones, affected by dynamic metamorphism and conserving original sedimentary features, late Aptian to Campanian fossils **Kvc**: interstratified lava flows, basic submarine composition(diabase, spilite, and basalt) with intercalations of Ksc
Pev, Pes	**Cajamarca Complex**: Polymetamorphic sequence localized east of the San Jeronimo fault, affected locally by dynamic metamorphism. **Pes** schists, quartz sericites, micacous and quartzous, phylite and quartphyllite, locally with intercalations of chloritic shists and actinolite. **Pev**: actinolite-chlorite green schists, locally with intercalations of quartz-sericite schists.

Geology of the Manizales Area, Department of Caldas, Colombia

(After Moquera et al., 1998a and Mosquera et al., 1998b)

N
0 1 2 3 4 5 km
Scale

26 Feb, 2010

Figure 7-1 Geology of the Manizales Area (after Moquera et al.1998a and Moquera et al, 1998b)

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7.2	Tectonic Framework

The regional area is affected tectonically by the Romeral and Palestina system of faults and satellite faults to the regional system especially the WNW – ESE Villamaría-Termales fault, described by Thouret, (1985) and Naranjo and Rivers, (1989). They appear as an extensional strike-slip fault associated with a series of volcanic intrusions and domes, like the Sancancio, Tesorito, Gallinazo, Amazon and Lusitania domes, all aligned along the strike of the fault. This tectonic framework controlled the Toldafría mineralized structures and the associated minor faulting, the principal joint directions and intrusions of hypabyssal bodies as are present in the area.

7.3	Local Geology

The 164 Ha Toldafria prospect is made up of hypabyssal metamorphic and igneous lithologies with a volcanic and sedimentary cover. Tectonically, the region is dominated by a series of associated structural lineaments (shear zones), overprinting the rocks with a cataclastic texture that localizes the veins and veinlets of the gold mineralization.

7.3.1	Metamorphic Rock Unit (Pzc)

The Metamorphic Rock Unit (Pzc) makes up 83% of the local lithologies., typically as an interfingered sericitic quartz carbonaceous schist package complexly and sporadically interbedded with occurrences of actinolite hornblende schists and quartzites belonging to the Cajamarca Complex rocks.

The main macrocospic characteristics of this unit are: penetrative foliation defining a schistose texture, fine grain size, a silky feel, representing tonalities that are gray on fresh surfaces and brown on the weathered surfaces.

The rock has a mineralogical composition of quartz (30%-40%), plagioclase (10-15%), graphite (10-12%), sericite (10%-20%), chlorite (5-10%) and opaques (5-8%).

Structurally, the foliation displays a general tendency N30°E dipping SE, ranging from a strike of N-S dipping E and N10°W dipping SW, although due to tectonic effects micro-folding is recurrent.

Massive pyritization is commonly observed with the appearance of lenses and milky quartz veinlets concordant with the foliation where, and cavities and open spaces filled with iron oxides, whose thicknesses range between 0.1 cm and 20 cm. Discordant with the foliation, striking N-S, are vertical to subvertical mineralized structures filled with massive sulfide mineralization.

Toward the East of the area, this unit is intruded by hypabyssal igneous rocks, overlain by a volcano-sedimentary sequence. The main outcrops are observed toward the South and Southeast of the prospect area, on the right flank of the Quebrada Tolda Fría. Small outcrops are noted- towards the Southwestern sector in the Zanjón de los Pájaros and the tributaries of the Quebrada Chupaderos , as well as throughout the pack animal road that leads towards the Toldafria Mine.

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7.3.2	Hypabyssal Igneous Rocks (Tpad)

The hypabyssal igneous rocks (Tpad) make up 15% of the lithologies in the area, appearing as an elongated body extended in a N-S direction. Within the area, it is common to find dikes of the same composition measuring 8 m thick cutting the metamorphic sequence.

The Tpad macrocospically appears as a massive rock,- dark gray when fresh and brown to cream when weathered. Phenocrysts vary from euhedral to subhedral, made up of plagioclase (30%) (defining the porphyritic texture), biotite (20%), hornblende (25%), quartz (5%-10%) and iron oxides (0,5%-1%), classified as an Andesite porphyry. Mineralization of this body has not been identified in the field, but mineralization has been observed in the adjacent California mine immediately to the East, in the El Breque tunnel, appearing as a dike 8 m thick of the same composition, intensely mineralized with sulfides of lead copper and iron.

The main outcrops of this unit are located in the northeast region, east and south-east of the prospect on the Quebradas Toldafria and Zanjon de los Pajaros, as in the central and upper divide of the Quebrada California and Quebrada Toldafria This unit correlates with the porphyritic bodies of andesitic-dacitic composition of the Neogene reported by Herd (1974).

At Toldafria, mineralization in the andesitic porphyry has not been observed. However, in the Gallinazo sector, 5 km to the North of Toldafria, the porphyritic textured Gallinazo stock is intensely hydrothermically altered (silicified and argillized), with veinlets of quartz and abundant fractures mineralized with pyrite (2-3% in volume),containing scattered very fine free gold, in free state, electrum (alloyed with silver) and, possibly, gold combined with the pyrite. There are also occurrences of sphalerite, chalcopyrite, possibly soft arsenopyrite and galena.

Pulido (1988) speculates that the Gallinazo and similar mineralization in the area are “hotspring” type deposits, and are intimately related to the Cenozoic dacitic stock. In the past, the Gallinazo mine was open-cast mined using monitors in the oxidized and hydrothermally altered zones. At present the Gallinazo mine is abandoned.

7.3.3	Recent (Holocene?) Alluvial and Pyroclastic Fall Deposits (Qal)

The Recent pyroclastic volcanic ash fall deposits are moderately consolidated, interbedded layers of fine ash and layers of lapilli with pumice, and are moderately altered to argillaceous-sandy soils varying from cream to dark coffee color.. The maximum thicknesses are located towards the higher portions of shallow slopes, where they cover the totality of the local lithologies.

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The alluvial deposits are related to fluvio-torrential flows that generate terraces in the broken margins of the Quebrada Zanjon de los Pajaros and Quebrada Toldafria, the conforming material is represented by matrix supported sub-angular to sub-rounded igneous and metamorphic gravel whose sizes fluctuate between gravel and boulders up to 2 meters in diameter, in a matrix that varies from sandy-mud to clayey-mud.

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Figure 7-2 Geology of the Toldafria Prospect (after Gaitan, 2009)

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8.	DEPOSIT TYPES

The Toldafria Deposit has been characterized as a low sulfidation epithermal model (Gaitan, 2009). This type of deposit forms at relatively shallow depths, usually within 1 to 2 km of the surface, at a temperature range of less than 150°C to 300°C.

Low sulfidation systems exhibit a wide variety of textures including banded, crustiform quartz/chalcedony veins, and druse quartz cavities. Vein breccias may occur due to multi-episodic deposition accompanied by hydraulic fracturing followed by explosive pressure release. Bladed calcite also may occur as a result of boiling. Silica sinters may be deposited at the original surface, but are often absent due to erosion (White and Hedequist,1990).

The defining characteristic of a low sulfidation system is the near neutral pH of the postulated mineralizing fluids, a result of the mineralizing fluid reaching pH equilibrium with the host rock. Generally this type deposit displays quartz vein mineralization, stockworks and breccias with gold, silver, pyrite, with smaller and variable amounts of galena, chalcopyrite, sphalerite, sometimes with tetrahedrite and sulfosalts in the upper levels or near the original surface (White and Hedenquist, 1990). In the case of Toldafria, the mineralization normally exhibits open space textures, typical of hydrothermal systems associated with volcanism(Gaitan, 2009).

The mineralized zones typically are located in structures, but can occur within permeable lithologies. The ore zones are centered in structurally controlled, hydrothermal conduits that typically tend to open upwards.

Sillitoe (1993) indicates that in epithermal deposits, large (> 1 m width and hundreds of meters in length) or small veins and stockworks are common with less prominent disseminations and replacements. The vein systems can be laterally extensive, nevertheless their vertical extension can relatively be restricted. The zones of high grade are commonly in zones of fault dilation, in flexures and ramifications.

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9.	MINERALIZATION

Individual veins within the Toldafria prospect are generally narrower than 1 meter, high grade and frequently in groups or vein systems. The mineralization also can be disseminated within the host rock and/or associated hydrothermal or tectonic breccias.

Within the study area, (1) subvertical veins with a N-S strike and slight variations to the east and west, and (2) low angle parallel veins concordant with the schist foliation silicic lenses, intrude the host rock.

Structurally the Toldafria mineralization is fissure-filling associated with a system of joints related to extensional movement along the Romeral - Palestine system of faults.

9.1	Mineralized Zones

The Toldafria mineralization is composed of pyrite, electrum, gold, silver, acanthite, chalcopyrite, sphalerite, galena, tetrahedrite, sulfosalts of silver and/or selenides. White and Hedenquist (1990) state that deposits like Toldafria are commonly zoned vertically in 250 to 350 m, being rich in Au-Ag and poor in base metals at the top, grading downwards to a zone richer in silver and base metals and finally at depth predominating in base metals. From surface to depth, the metal zonation goes from Au-Ag-As-Sb-Hg, to Au-Ag-Pb-Zn-Cu, and finally Ag-Pb-Zn. In alkaline rocks, tellurides, vanadium mica (roscoelite) and fluorite can be abundant, with smaller amounts of molybdenite.

9.1.1	Concordant Veins or Veinlets

The Toldafria concordant veins occur parallel to the foliation of the host rock, generally striking N15°-30°E and dipping 22°SE fluctuating between 1 and 28 cm in thickness. Macroscopically, sulfides observed are pyrite, marcasite, chalcopyrite, galena, with sulfosalts like tetrahedrite and iron oxides/hydroxides. The sulfide mineralogy is associated with milky quartz and quartz with drusiform texture. Propyllitic (epidote-chlorite) alteration, argillic (kaolin) alteration and silicification are common (Figure 9-1 & 9-3). Also common are pores or interconnected cavities of siliceous material, referred to as “vuggy silica”.

9.1.2	Discordant Veins or Veinlets

Crossing the foliation of the host rock, the discordant veins and veinlets strike from N40°E, to N-S, and N50°W, with dips of 65°SE to 70°SW, becoming vertical to subvertical. The steep dip of the veins facilitates the development of certain mining methods. The thicknesses of the discordant veins do not exceed 12 cm and in general average between 2-4 cm in thickness.

The sulfide mineralogy of the discordant veins and veinlets is comprised of pyrite, chalcopyrite, bornite, sphalerite, pyrhotite, galena, tetrahedrite, iron oxides and milky quartz, with strong phyllic and argíllic alteration and subordinate propylitic alteration (Figure 9-2).

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This type of discordant vein manifestation is in the totality of the tunnels explored, on the different drifts developed in the mining works, being of greater thickness (12 cm) located in the tunnel El Antioquia ; from each one of the tunnels samples were taken whose maximum value is of 69.16 g/t (La Mirada).

Figure 9-1 Rose Diagram, Representing the General Tendency of Veins Concordant with the Foliation.

Figure 9-2 Rose Diagram, Representing the General Tendency of Discordant Veins.

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9.2	Gangue Mineralogy

The gangue mineralogy in the prospect area is quartz, chlorite, hematite, calcite, sericite and kaolin.

9.3	Alteration Mineralogy

The three main alteration assemblages at Toldafria are argillic alteration with kaolinite and sericite; propylitic alteration with an associated chlorite – epidote; and silicification with multiple generations of quartz associated with veins. The veins are bounded in many cases by a sericíte – kaolinite assemblage.

Figures 9-3 through 9-11 portray different geological, alteration and mineralization views of the main area at Toldafria.

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Rio Novo
GOLD INC
CONVENTIONS
Hydrography and Topography
Streams or Drains
Contour
Contour
Constructions
Tunnel
Sample ubication
LOCATION
ANNEX
TUNNELS
Country: Colombia
Municipality: Villamaria
Department: Caldas
Vereda: Montaño
LUCAS CORTÉS SALAMANCA (Exploration Geologist)
Graphic Scale
0
50
100
Rosette Diagrams Veins
Rosette Diagrams Diaclases
Au in Veins
99 - 1731 Ppb
1732 - 3363 Ppb
3364 - 4995 Ppb
4996 - 6627 Ppb
6628 - 8259 Ppb
8260 - 9891 Ppb
> 9892 Ppb
CAMBUCHE
EL MOLINO
LAS MELLITAS
MINA NUEVA
EL VAGON
EL BARRANCO
LA ESCONDIDA
LA DIVISA
EL ACAÑO
LA ORIENTAL
LA ANTIOQUIA
LA OLVIDADA
CAMPAMENTO
LA QUEBRADA
EL MURCIELAGO
LA VAGA
EL PUENTE
EL MIRADOR II
LA RAMADA
EL NIVEL
LA TRAVESIA
CAPARROSA
MORALES
MORALES II
EL RETIRO

Figure 9-3 Tunnel Locations and Names

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Rio Novo
GOLD INC
CONVENTIONS
Hydrography and Topography
Streams or Drains
Contour
Contour
Constructions
Tunnel
Buildings
LEGEND
Sample ubication
LOCATION
ANNEX 6
ALTERATION MAP (VEINS)
Country: Colombia
Municipality: Villamaria
Department: Caldas
Vereda: Montano
LUCAS CORTÉS SALAMANCA (Exploration Geologist)
Graphic Scale
0
50
100
Alteration style - Intensity
Phyllic int
Alteration Principal
Alteration Secundaria

Figure 9-4 Hydrothermal Alteration

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Figure 9-5 Au Hosting Rock Sampling

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Rio Novo
GOLD INC
CONVENTIONS
Hydrography and Topography
Major contour
Minor contour
Constructions
Tunnel
Buildings
Winze
Shaft
LEGEND
Sample ubication
Mine entrance
LOCATION
ANNEX 4
Country: Colombia
Municipality: Villamaria
Department: Caldas
Vereda: Montano
Graphic Scale
0
50
100
16 - 152 Ppb
153 - 290 Ppb
291 - 428 Ppb
429 - 566 Ppb
567 - 704 Ppb
705 - 842 Ppb
> 843 Ppb

Figure 9-6 Au Host Rock Projection

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Figure 9-7 Mineralization in Veins

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Figure 9-8 Au Vein Sampling

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Figure 9-9 Veins Widths

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Figure 9-10 Veins Projected

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Rio Novo
GOLD INC
CONVENTIONS
Hydrography and Topography
Major contour
Minor contour
Constructions
Tunnel
Buildings
Winze
Shaft
LEGEND
Sample ubication
Mine entrance
LOCATION
ANNEX 3
CONCENTRATIONS Au MAP (VEINS)
Country: Colombia
Municipality: Villamaria
Department: Caldas
Vereda: Montano
LUCAS CORTÉS SALAMANCA (Exploration Geologist)
Graphic Scale
0
50
100
Rosette Diagrama Veins
Rosette Diagrama Disclases
Au in Veins
99 - 1731 Ppb
1732 - 3363 Ppb
3364 - 4995 Ppb
4996 - 6627 Ppb
6628 - 8259 Ppb
8260 - 9891 Ppb
> 9892 Ppb

Figure 9-11 Au Veins Projection

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10.	EXPLORATION

The Toldafria prospect has been historically mined for at least the last 100 years. A number of pre-existing tunnels on the site provided CVME personnel access for mapping and sampling underground. Tunnels typically begin with a crosscut into the hillside, with multiple drifts branching off of the main portal crosscut.

10.1	CVME Exploration Program

During CVME’s Toldafria exploration program, 28 tunnels were identified in a roughly 500m x 500m area, of which only two remain in production (La Oriental and La Antioquia). Additional workings and signs of previous mining activities extend well beyond this initial focus area, but have received no attention to date by CVME. As part of the exploration program, CVME performed the following:

•	Compilation and analysis of existing bibliographical material on the Toldafria study area.

•	The aerial photographic flight lines (206-207-208 C-2117 of the IGAC) were analyzed and interpreted. Structural elements, including faults, lineaments and lithologic contacts were determined using geomorphology.

•	Geologic mapping of existing mine workings to include vein widths, vein orientation, vein density, mineralogy, and alteration.

•	From 2009 to early 2011, a total of 2,069 samples were taken, 2,041 from channel sampling of multiple underground mines (workings) within the target area, 17 outcrop samples and 11 surface sediment samples (Figures 9-3 to 9-10 and 12-1).

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11.	DRILLING

This technical report contains the results of CVME’s Phase I investigation. No drilling has been performed by CVME or any other investigator to date.

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12.	SAMPLING METHOD AND APPROACH

12.1	Channel Sampling

In 2009, channel sampling was performed by CVME staff in 4 km of tunnels for a total of 755 samples, as shown in Table 12.1. An additional 17 surface samples were taken from outcrops and vein expressions on the surface.

Table 12-1 Number of Samples for Various Mine Tunnels and Outcrops, 2009

Tunnel	Parallel (P)	Crosscut (X)	Total Samples
Caparrosa	4	16	20
El Duende	20	15	35
El Mirador	2	2	4
El Murcielago	3	10	13
El Retiro	32	13	45
La Antioquia	92	56	148
La Carrona	22	33	55
La Guagua	5	7	12
La Libra	56	39	95
La Pava	4	1	5
La Quebrada	1	23	24
La Ramada	120	57	177
La Travesia	12	0	12
Morales	18	11	29
San Alberto	34	42	76
Tobogan 1	1	2	3
Tobogan 2	1	1	2
Outcrop	0	17	17
Totals	427	345	772

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In 2010, channel sampling was performed by CVME staff in tunnels for a total of 1,201 samples, as shown in Table 12.2.

Table 12-2 Number of Samples for Various Mine Tunnels, 2010

Tunnel	Parallel (P)	Crosscut (X)	Total Samples
Campamento	27	32	59
El Acaro	39	19	58
El Barranco	15	1	16
El Cambuche	7	0	7
El Duende 2	2	7	9
El Encuentro	16	0	16
El Filo	12	0	12
El Mirador	1	0	1
El Molino	10	19	29
El Tranquero	5	2	7
El Vagón	91	48	139
La Antioquia	101	26	127
La Divisa	54	37	91
La Escondida	15	2	17
La Olvidada	19	19	38
La Oriental	200	63	263
La Pirita	9	13	22
Las Mellizas	170	62	232
Las Piscinas	7	14	21
Mina Nueva	2	35	37
Totals	802	399	1201

In 2011, channel sampling was performed by CVME staff in tunnels for a total of 96 samples, as shown in Table 12.3.

Table 12-3 Number of Samples for Various Mine Tunnels, 2011

Tunnel	Parallel (P)	Crosscut (X)	Total Samples
El Frente	5	0	5
El Mirador	22	1	23
La Vaga	12	6	18
El Nivel	10	0	10
Morales 2	38	2	40
Totals	87	9	96

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As at the end of January, 2011, the assay database which eventually was used for the mineral resource estimate contained a total of 1,664 samples, of which 1,636 were channel samples from the underground workings, 11 were sediment samples and 17 were outcrop samples. Sample locations and assays are listed in Appendix A. Figures 9-5 and 9-8 show the locations of the vein and host rock (crosscut) samples.

Crosscut samples, denoted with an X, were taken as continuous channels across the rib, along 5 m of tunnel perpendicular to foliation. Channel samples from parallel drifts along potentially mineralized veins, veinlets and silicified zones, denoted with a P, were taken out of the back in continuous zigzag channels along 5 m of tunnel. Channel samples in both crosscuts and parallel drift are a composite of any veins intersected and host rock. The channel sample surfaces were cleaned and then cut with dimensions of 5 cm by 10 cm in section.

12.2	Sampling Methodology

Each channel sample contained approximately 6o kg of material and was homogenized and split into 2 parts. The first split was packed, labeled and stored as reject in the sample warehouse. The second portion was split to obtain a 2kg sample (requiring 5 to 6 splits depending on the exact original quantity).

The sample was suitably packed in a polyethylene bag and labeled with a consecutive number, sent to a laboratory for analysis of gold and silver by fire assay. The balance of the sample was stored as a duplicate in the sample preparation storage area.

Rib samples were taken in crosscuts between vein structures. These samples were 10cm x 5cm x 5m in length. They were taken perpendicular to foliation to adequately represent the cross section of the country rock (graphitic schist).

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Figure 12-1 Country Rock Channel Samples

Vein samples were taken in the back of the ore production drifts en a zig-zag cutting the mineralized structures, also 5m in length including the working face. Based on the controlling structures at Toldafria most of the veins strike nearly north south.

Figure 12-2 Vein Channel Samples

Field duplicates are taken for laboratory quality control either below or beside the original channel according to the following figure.

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Figure 12-3 Field Duplicates

12.3	Office and Laboratory Analysis

Information collected was compiled for the following activities:

•	An exhaustive review of all information collected in the field to develop a coherent database to facilitate the analysis and interpretation.

•	Generation of maps of the deposit, including plans and sections for use in interpretation of deposit geology.

•	Statistical analysis for samples taken in Phase 1

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13.	SAMPLE PREPARATION, ANALYSES AND SECURITY

13.1	Sample Preparation

Throughout the sampling process, the samples were monitored by the exploration team headed by an exploration geologist. Field assistants were supervised as to sampling methodology and during sample collection. Approximately 60 kg of sample was removed from each channel. Bulk channel samples were transported directly to the mine camp storage facility where they were inventoried, crushed and split.

All samples were hand crushed. Splitting was performed using a riffle splitter. One split was placed in storage in a secured warehouse for future testing. The other split was further reduced using a riffle splitter to obtain a 1 kg sample for laboratory testing.

13.2	Sample Analysis

Samples received by SGS laboratory were dried and crushed. Samples were then tested using fire assay methods with either atomic absorption or gravimetric finish. Detection limits and descriptions of the assays are listed in the following table.

Table 13-1 Assay Descriptions

Assay code	Description	Detection Limits
FAA313	Fire Assay with AA finish	5 to 5000 ppb
FAG303	Fire assay with gravimetric finish	unknown
ICM40B	Multi element analysis (50 element)	Variable

13.3	Sample Security

The 1 kg samples split at the CVME mine site were transported to the CVME Colombia office in the city of Manizales. Chain of custody was maintained throughout this process through delivery records and verification of shipments. CVME cataloged all samples prior to shipment to SGS laboratory in the Municipality of La Estrella, Department of Antioquia. Lab samples were delivered directly to SGS authorized personnel.

All initial sample splits stored at the CVME camp were placed in a secure locked storage facility for future testing. The storage facility is enclosed within a locked chain link fence (Figure 13-1). There is no full time human security at the site.

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Figure 13-1 Sample Storage Facility

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14.	DATA VERIFICATION

William Crowl, a qualified person as defined in NI 43-101, traveled to the CVME office and Toldafria mine site in Manizales, Colombia during the week of January 25, 2010 and again during the week of February 7, 2011. During the site visit to the CVME Toldafria prospect, data checks were made on channel samples, assays, geologic logs and maps.

14.1	Verification of the Quality Control Program

Sample quality control was performed by SGS Colombia S.A. Minerals Service. Sample quality assurance/quality control procedures for geochemical testing are listed in Table 13-1.

Table 14-1 SGS Laboratory Quality Control

Controls	Frequency
Repeatability	Less than or equal to 10 samples, one duplicate inserted. Greater than or equal to 10 sample, one duplicate every 10 samples
Sample Control Reference Material	Less than or equal to 25 samples, minimum one control. Greater than 25 samples, minimum one control every 25 samples
Blanks	Two blanks inserted for each batch of samples (maximum 98 samples per batch)

In order to verify the sampling and testing program, three additional confirmation channel samples were taken by Mr. Crowl in La Ramada tunnel and El Retiro Tunnel. Samples were transported by Mr. Crowl to the United States and sent via courier to ALS Minerals laboratory in Reno Nevada for fire assay testing. Confirmation samples were dried and crushed to 70% less than 2mm. Samples were split using a riffle splitter and pulverized to 85% of sample less than 75 μm. Samples were tested using fire assay with either gravity atomic absorption finish. Results of confirmation fire assay testing are shown in table 14-2.

Table 14-2 Confirmation Samples Assay Results

Sample	Tunnel/Location	SGS lab Au (ppm)	ALS Mineral assay Au (ppm)
BC-28	La Ramada	0.728	1.50
BC-105	La Ramada	0.064	0.077
BC-521	El Retiro	18.800	23.3

14.2	2010 QA/QC Program

CVME and SGS performed further QA/QC analyses in 2010. Analysis of Standards indicated no problems for the 0.53ppm and 2.5ppm standards. One sample in the 10.7ppm standard was between 2 and 3 standard deviations out of 16 samples. An analysis of the blanks used in 2010 indicated no problems.

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For coarse crush duplicates, 54% of 24 samples required re-analysis, indicating that Toldafria has some coarse gold issues. Finally, in an analysis of the Field Prep duplicates, 90% of the samples showed differences greater than 20% of the original value, again an apparent result of coarse grained free gold in the samples. The graphs in the report are somewhat mis-leading, and further analysis of the results may be warranted. The report documenting the 2010 QA/QC program is included here in Appendix B.

Gustavson believes that the average grades within the domains are reasonable and the quantity of high grade samples shown in the sample statistics in Section 17 do not demonstrate that the distribution is highly skewed by the coarse gold. It may be prudent to analyze the use of larger samples in future exploration work, especially during core drilling.

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15.	ADJACENT PROPERTIES

While Colombia has a long history of gold mining, the country has seen very little foreign investment due to political instability. Recently, however, as political conditions in Colombia have improved, foreign mining companies have begun moving into Colombia. The information on the adjacent properties was sourced from industry publications and Gustavson has not independently verified the data.

15.1	La Coqueta

The La Coqueta gold mine is located in an extension of the structural zone hosting Toldafria several km east of Manizales and 9 km north of Toldafria. It is a low sulphidation epithermal deposit similar to Toldafria. Mining is performed in an artisanal manner in the very narrow veins, crushing the ore in a stamp mill, followed by tabling and concentrating the fines to recover gold. For the last few months, La Coqueta has produced several tonnes of ore per day, from which 3 to 9 pounds of gold have been recovered each week.

15.2	La Colosa (Anglo Ashanti Colombia)

The La Colosa deposit under development by Anglo Ashanti Colombia (located about 60 km due south from Toldafria) is classified as a porphyry gold deposit located near the town of Cajamarca, Department of Tolima. The mineralization is projected to extend over an area along strike in excess of 1500m in length and 600 meters in width. In 2008, Anglo Gold estimated an inferred resource of 9.7 Moz above a cutoff grade of 0.5 g/t with an average grade of 1.03 g/t (AngloGold Ashanti, 2008). It appears to be on structural strike with Toldafria.

15.3	Marmato (Colombia Goldfields)

The Marmato project (located 60 km north from Toldafria) is an epithermal intermediate sulphidation type gold deposit located approximately 67 km north by northwest of the Toldafria prospect. It lies along a major suture, a possible paleo-subduction zone, which separates the Western and Central cordillera (Rodriguez and Warden, 1993). Goldfields estimates that there is an inferred resource of 2,553,000 oz gold at 1.05 grams per tonne. (Lewis and SanMartin, 2008).

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800.000
850.000
1.100.000
1.050.000
1.000.000
N
S
E
W
CHOCO
CHOCO
CHOCO
ANTIOQUIA
Marmato
(Marmato - Caldas)
Quinchia
(Quinchia - Risaralda)
CALDAS
Toldafria
(Villamaria - Caldas)
RISARALDA
TOLIMA
La Colosa
(Cajamarca - Tolima)
DISTRICT MINING PROJECTS
LOCATION AREA
Manizales, april 2011

Figure 15-1 Location of Other Properties

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16.	MINERAL PROCESSING AND METALLURGICAL TESTING

16.1	Mineral Processing

Historic mineral processing has been on an artisanal level. Extracted ore was either hand crushed or mechanically crushed in one of the five stamp mills in the prospect area. Gold was concentrated and recovered by panning down the crushed fines. Recent production using this type of gold gravity recovery method ranges from 8 to 15 pounds of gold per month as reported by the current title owner.

16.2	Metallurgical Testing

16.2.1	Resource Development Inc.

RDi (Resource Development Inc.) received one 10-kilogram composite sample to initiate the scoping metallurgical study for the Toldafria project. The sample was stage crushed to 6 mesh and split into 1 kg charges. One of the 1 kg charge was pulverized to P100 of 150 mesh, thoroughly blended and two representative samples of 75 grams split out for head analyses using one-assay-ton fire assay procedure. Duplicate assay was run on one of the splits. The head assays, given in Table 16-1, indicate that gold may be free because the assays varied from one split to the other. However, silver appears to be consistent from one split to the next.

Table 16-1 Head Assays for the Composite Sample
Element	Assay, g/t
	Assay # 1	Assay # 2	Assay # 3	Average
Au	8.676	8.745	14.712	10.711
Ag	19.60	20.00	20.80	20.13

Three 1-kg samples were stage-ground to P100 of 48 mesh, 65 mesh and 100 mesh and subjected to gravity concentration. The process flow sheet is given in Figure 16-1. The slurry was fed to a 3.5 inch diameter model KC-MD3 Knelson Concentrator and two products collected, namely gravity concentrate and gravity tailing. The tailings were filtered, dried and assayed for gold and silver. The concentrate was processed over a model 60 Gemini Concentration Table and two products were collected. The Gemini concentrate and tailings were dried and assayed for gold and silver.

The test results are summarized in Table 16-2. The test results indicate that gold is free milling and can be recovered by gravity concentration at a relatively coarse grind of P100 of 48 mesh. Gemini concentrate recovered 81.6% of the gold and 37.9% of silver. The concentrate assayed 3401 g/t Au and 2454 g/t Ag. As the ore was ground finer, the precious metal losses in the Knelson tailing increased. CVME has initiated a more detailed metallurgical study with twenty different samples from the deposit.

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Table 16-2 Gravity Concentration Test Results
Product	Assay, g/t		Distribution, %
	Au	Ag	Wt.	Au	Ag
Grind: P100 = 48 mesh (Test No. 1)
Gemini Concentrate	3401	2454	0.4	81.6	37.9
Gemini Tailing	7.87	29.73	16.5	7.4	17.9
Cal. Knelson Concentrate	92.59	90.26	17.0	89.0	55.8
Knelson Tailing	2.33	14.60	83.0	11.0	44.2
Cal. Feed	17.63	27.43	100.0	100.0	100.0
Grind: P100 = 65 mesh (Test No. 2)
Gemini Concentrate	3724	1153	0.2	54.8	27.8
Gemini Tailing	3.94	23.60	12.6	3.1	14.5
Cal. Knelson Concentrate	72.28	44.35	12.9	57.8	27.8
Knelson Tailing	7.77	17.01	87.1	42.2	72.2
Cal. Feed	16.06	20.52	100.0	100.0	100.0
Grind: P100 = 100 mesh (Test No. 3)
Gemini Concentrate	4506	1897	Trace	16.1	1.6
Gemini Tailing	4.55	17.00	11.6	9.2	8.3
Cal. Knelson Concentrate	12.52	20.33	11.6	25.3	9.9
Knelson Tailing	4.86	24.26	88.4	74.7	90.1
Cal. Feed	5.75	23.80	100.0	100.0	100.0

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Figure 16-1 Laboratory Testing Process

16.2.2	Met-Solve Laboratories Inc.

RDi sent 17 metallurgical samples to Met-Solve Laboratories Inc., located in Langley, British Columbia, Canada on August 13, 2010 for further test work. The seventeen samples were combined to produce a single composite for testing.

An initial Falcon L40 test was done to test for centrifugal gravity recovery of gold. After promising results from the baseline gravity test, a program consisting of flotation and cyanidation system was added to evaluate the impact of these on the gravity concentrates and tails. Screen analyses were also done to determine particle size and gold distribution by size fraction.

The initial Falcon gravity test was done as per the flowsheet shown in Figure 16-2 and the gravity-float-leach procedure was done as shown in Figure 16-3.

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Figure 16-2 Gravity Test Flowsheet

Figure 16-3 Gravity, Float and CN Leach Circuit

The complete report from Met-Solve Laboratories Inc. is included here as Appendix D.

The general recoveries from the test work are presented in Table 16-3 below. Refer to flowsheet summaries presented in the Appendices to the Met-Solve Laboratories Inc. report in Appendix C.

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Table 16-3 Gold Recoveries

Test Operations	Gold Recovery (%)
Gravity Only Recovery (with intermediate grinds)	86.8
Gravity Only Recovery (direct grind)	83.0
Gravity + Float Recovery	92.8
Gravity + Float + Leach Recovery	85.7

Gravity alone recovered an 83 to 87% of the gold. Floating the gravity tails raised the gold recovery to 93% with float tails assaying 0.22g/t. The gravity tails (i.e. float feed) was calculated at 0.50g/t.

Met-Solve drew the following conclusions from their work. Gravity alone recovered between 83 and 87% of the gold. Flotation of the gravity tails raised gold recovery to a 93%. When cyanidation is included, the gold recovery was found to be 86% as a result of incomplete leaching of the gold.

The high sulfur content of the pan tails and float products likely contributed to the high cyanide consumption.

Gustavson’s review of the RDi and Met-Solve test work indicates that the gold mineralization at Toldafria is probably amenable to common extraction techniques employed in the gold mining business, worldwide.

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17.	MINERAL RESOURCE AND MINERAL RESERVE ESTIMATES

Gustavson has estimated a mineral resource for the known portions of the Toldafria deposit, using a three-dimensional block model and inverse distance estimate of the channel sample gold assays.

17.1	Resource Estimation

Gustavson was provided with channel samples data taken in 14 tunnels on the title property. This information was combined in an importable csv file for import into MicroMODEL™ mine modeling software. Information included in the import file included:

•	Sample number

•	Location UTM

•	Gold assay (ppb)

•	Channel sample length

•	Tunnel Name

In 2009, a total of 755 channel samples were taken in underground workings with an additional 17 outcrop samples from the property. In 2010, a total of 1,201 samples were taken and in early 2011, an additional 96 were collected. Samples used in the estimate are listed in Appendix A, totaling 1,664 samples including 17 outcrop and 11 surface sediment samples. Figure 17.1 shows location of underground channel samples used in the estimate, as well as surface samples.

17.2	Assay Database

Gustavson was provided an updated database and sample maps for the Toldafria project. Tables 12-1, 12-2 and 12-3 show the breakdown of samples by tunnel. In addition, surface samples were included where they were located in juxtaposition and above the mine tunnels. The resource estimation database contains a total of 1,664 samples that were used. A sample assay cutoff date in January, 2011 was used to freeze the database. Stream sediment samples were taken which were not included in the resource estimate database.

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Channel sample assays were divided into parallel (P) and crosscut (X) samples with special parallel and special crosscut samples taken directly within select veins. All P and X channel samples were collected such that they are representative of 5 meters of tunnel. Special samples were taken with varying lengths ranging from 0.2 to 2.7 meters. Assays were performed for gold and reported in ppb.

All 2010 assay data provided by CVME by late January 2011 were added to a database organized into a comma separated value format for import into MicroMODEL™ mine modeling software. Data included both fire assay for gold using gravimetric finish for higher grades and atomic absorption finish for lower grades. Gold fire assays from both methods were combined into one assay field for modeling purposes. Channel sample data were displayed using MICL’s Downhole Explorer program. The general orientation of the mine workings observed in Downhole Explorer was N75°E and N15°W.

Figure 17-1 shows the samples used for this study.

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0 10 20 30 40 50 60 70 80 90 100
Au-ppm
[0.01,0.1]
[0.1,0.3]
[0.3,0.5]
[0.5,1]
[1,2]
[2,5]
[5,10]
[10,15]
[15,20]
Toldafria Project - Colombia
Samples Used in Resource Estimate
Date: 05/29/11
Scale 1:20.0

Figure 17-1 Samples Used in Resource Estimation

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17.3	General Statistics

General statistical analyses were performed on the assay data base for parallel, cross cut, and special samples (Table 17-1 and Figure17-2). The sample statistics cover a database of 1,636 samples, with 28 additional samples added but not statistically analyzed before the database was closed so that resource estimation could proceed. Gustavson considers that the database statistics would have varied little with the addition of these few samples.

Table 17-1 Gold Statistics by Sample Type

CVME Toldafria Project Gold Statistics by Sample Type
Sample Type	No. of samples	Maximum	Mean	Median	Variance	Standard Deviation	Coefficient of Variance
P	973	172.99	2.274	0.607	61.18	7.82	3.44
X	601	22.76	0.304	0.090	1.86	1.86	6.12
SP	26	69.16	14.121	6.285	354.92	18.8393	1.33
SX	14	2.261	0.434	0.229	0.34	0.5801	1.34
O	22	50.68	5.248	0.143	138.53	11.7769	2.24
	1636

Figure 17-2 Probability Plots

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17.4	Modeling

At this stage of exploration no geologic model or grade shell model has been constructed for the prospect. Further systematic sampling from trenches and drill holes will permit this type of modeling in the future. Modeling utilized only channel sample assays from the various tunnels.

17.4.1	Variography

Semivariograms, often noted simply as variograms, measure the spatial continuity between data points. Variograms for most gold deposits are complex and sometimes difficult to interpret, and exhibit even less structure when there are few samples available for the calculations.

Variography was performed on the P and X wall rock channel samples only. As individual sample groups, special parallel, special crosscut and surface samples did not have enough data for variography and were not considered representative of the rock mass.

While special samples could have been included with their respective sample set, the special samples and surface samples were omitted from variography and also from subsequent grade estimation. The special samples and surface samples represent relatively small volumes of rock at the sample points. They are indicative of the precious metal content of very specific mineral occurrences and are valuable as indicators only. Based on the vein density of the stockwork from maps provided by CVME, it is unlikely, at this stage, that individual veins can be modeled with a reasonable geostatistical basis.

The relatively high nugget effect seen in the variograms probably results from both the lack of geological control of the modeling, and the erratic nature of coarse free gold in the samples.

With additional sampling since the previous study, strong differences can be seen between the P and X samples. Though both still exhibit high nuggets, which is expected due to the nature of the high grade veins, and the effects of the coarse gold on the assaying. With the additional drifts that were sampled, there are now at least some samples vertically offset from each other and the rudiments of vertical variograms can be examined.

The X samples exhibit a more isotropic behavior with a slightly shorter vertical anisotropy. This correlates well with lower grade host rock with low angle foliations.

The P variography shows a strong N-S anisotropy of approximately 3:1, shown in the variogram rose below. Due to the smoothing effects of the width of variogram windows in very narrow structures, this may be understated. Estimation parameters

Because little or no sample support was available between mine levels and it is unclear how much material has been mined out, a conservative 20 meter isotropic search was used for grade estimation. Directional variograms are shown in Figure 17-3 and 17-4. Parameters of the variogram models for the P and X samples are given in Table 17-2.

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Toldafria P Samples
γ
Distance

Toldafria P Samples
γ
Distance

Toldafria P Samples
γ
Distance

Toldafria P Samples
γ
Distance

Toldafria P Samples
γ
Distance

Toldafria P Samples
γ
Distance

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Figure 17-3 Variogram for Parallel (P)) Samples

Figure 17-4 Variogram for Crosscut (X) Samples

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Table 17-2 Variogram Models

	Primary Horizontal	Secondary Horizontal	Vertical	Azimuth	Nugget	Sill
P	26	20	20	30.56		.44
X	20	20	10	0.64		.36

17.4.2	Block Model

Gustavson developed a block model of the title property with block dimensions as shown in Table 17-3. An overall model size of 700 x 650 x 300 meters with a block size of 5 x 5 x 5 meters was constructed for estimation.

Table 17-3 Block Model Dimensions

	Easting	Northing	Elevation
Minimum	848,900	1,038,900	2,850
Maximum	849,600	1,039,550	3,150
No. of Blocks	140	130	60

17.4.3	Topography

Topography was provided by CVME and was exported in digital exchange format (dxf) from an AutoCAD site map of the prospect. The topography dxf was imported and modeled in MicroMODEL. Because the topography did not cover the entire block model area in the southeast corner, this area was extrapolated from known topography using an inverse distance estimator. This remains a preliminary solution and surveyed or flown topographic control will be needed for future studies. The topography model was later used in the block to restrict estimation to only blocks below the topographic surface.

17.4.4	Resource Estimation and Search

Grade estimation was performed using Micromodel mine modeling software. Five estimates were created using Ordinary Kriging (OK). The first three of these were duplicated using Inverse Distance Weighting (IDP) with a power of 2.5; and Nearest Neighbor (NN). This allows a comparison of the various methods to each other and to the data to determine the most appropriate fit. A staged estimate was performed in each method. First a single variogram search was performed that required P type samples from 2 separate drifts. This was restricted to a narrow window to insure interpolation between samples. Second a single variogram search was used allowing P type samples only from a single drift. Third a single variogram search was run using only X type samples in areas not previously estimated to fill in background grades. Finally, a 2 variogram search using both X and P samples was used to estimate an extended halo to show what possible ore might be in the area. The max 5 samples allowed for the 2ndand 3rd passes was restricted to minimize smoothing of grades. The 4th pass used a highly oriented search to extend vein material into likely areas. The 5th estimate used a 40m isotropic search to allow a halo of mineralization similar to the density of vein structures in the samples rock to form (Table 17-4).

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Table 17-4 Block Model Dimensions

Pass	Samples	Search	Min Samp Required	Max Samples Allowed
1	P	26x8x20 m	5 (2 drifts)	9
2	P	26x8x20 m	5	5
3	X	20x20x10 m	5	5
4	X&P	50x40x15 m	3	7
5	X&P	40x40x40 m	3	7

17.4.5	Resource Classification

According to the CIM Definition Standards,

An ‘Inferred Mineral Resource’ is that part of a Mineral Resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.

An ‘Indicated Mineral Resource’ is that part of a Mineral Resource for which quantity, grade or quality, densities, shape and physical characteristics, can be estimated with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed.

Gustavson feels that with the vertical continuity exhibited in multiple drifts which appear to be in the same structure that the Pass 1 estimation can be classified as indicated. All other material must be considered inferred. With the addition of more surface samples and the samples from the Phase 2 planned drill holes, it is likely that some of the inferred resources will be upgraded to indicated. See Figure 17-5.

17.4.6	Resource Summary

The estimated mineral resource is presented in Table 17-5 by the resource classification. Table 17-6 presents the resource as it was developed in multiple search passes. Gustavson feels that it is instructive to see the development of the resource in decreasing levels of confidence in addition to the basic criteria of Indicated and Inferred

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Table 17-5 Resource Summary by Classification

Cutoff Au (g/t)	Metric Tons x1000	Au_OK Estimated Au (g/t)	Au Oz Contained x1000
Indicated Resource
3.00	12	9.52	3.67
2.00	19	7.10	4.34
1.00	28	5.16	4.65
0.50	40	3.88	4.99
0.30	52	3.05	5.09
0.10	58	2.77	5.17
Inferred Resource
3.00	2,585	6.57	546
2.00	4,181	4.99	671
1.00	8,061	3.26	845
0.50	12,370	2.38	947
0.30	15,873	1.94	991
0.10	22,179	1.44	1,029

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Table 17-6 Resource Summary by Search Pass

Cutoff	Metric	Au_OK	Au Oz
Au (g/t)	Tons	Estimated	Contained	Comments
	x1000	Au (g/t)	x1000
3.0	12	9.52	3.67	First Pass
2.0	19	7.10	4.34	Vein Samples
1.0	28	5.16	4.65	2 Drifts
0.5	40	3.88	4.99	One Variogram
0.3	52	3.05	5.09
0.1	58	2.77	5.17
TOTAL	58	2.77	5.17
3.0	161	7.45	38.56	2nd Pass
2.0	252	5.67	45.95	Vein Samples
1.0	477	3.65	56.00	One Drift
0.5	645	2.89	59.95	One Variogram
0.3	764	2.50	61.47
0.1	880	2.20	62.25
TOTAL	898	2.16	62.26
3.0	26	8.42	7.04	3rd Pass
2.0	33	7.08	7.51	Wall Rock Samples
1.0	89	3.53	10.11	One Drift
0.5	174	2.14	11.99	One Variogram
0.3	388	1.17	14.53
0.1	1,363	0.46	20.11
TOTAL	2,131	0.32	21.68
3.0	1,477	6.33	300.46	4th Pass
2.0	2,475	4.75	378.08	Vein and Wall Rock Samples
1.0	4,854	3.10	484.03	One Drift
0.5	7,636	2.24	550.32	2 P Variograms
0.3	9,926	1.81	579.09
0.1	13,828	1.36	602.85
TOTAL	16,113	1.17	607.36
3.0	1,676	6.49	349.73	Total
2.0	2,779	4.88	435.88
1.0	5,448	3.17	554.79
0.5	8,495	2.30	627.25
0.3	11,130	1.84	660.19
0.1	16,129	1.33	690.37
TOTAL	19,200	1.13	696.47
3.0	921	6.76	199.99	Estimation Outside
2.0	1,421	5.23	239.06	of defined areas
1.0	2,641	3.48	295.17
0.5	3,915	2.58	324.90
0.3	4,795	2.18	336.12
0.1	6,108	1.75	344.02
TOTAL	7,507	1.43	346.13

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Figure 17-5 Cross Section Showing Vertical Connection between Adits

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18.	OTHER RELEVANT DATA AND INFORMATION

None available.

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19.	INTERPRETATION AND CONCLUSIONS

Observations made during Mr. Crowl’s site visits confirm the descriptions of the gold mineralization provided by CVME. Surface expressions of past gold mining activity are common, with abandoned and overgrown workings dotting the hills in the immediate area of the prospect. Inspections underground revealed very narrow steeply dipping, strike-persistent mineralized quartz veins and quartz-filled fractures exposed over considerable drift lengths. The horizontal spacing between these very narrow quartz veins was not consistent in the areas visited. It is important for CVME to establish the vein density in the Toldafria area before further development decisions can be made. The concordant veins in the schist are far more sulfidic than the narrower vertical veins. The extent to which these veins are projectable for any appreciable distance will be directly related to the results of the proposed drilling program.

CVME’s initial exploration program has confirmed the presence of significant gold mineralization which has been mined on a small scale for more than a hundred years. Although the sampling was extensive in available underground workings, additional sampling such as core drilling will be needed to establish geological continuity of the 2 types of mineralization present. Given the mining history of the area with underground mines of much higher grade, and the close spacing of some of the known mineralized structures, it is reasonable to expect to expand the resource with further sampling using surface and/or subsurface core drilling as well as surface trenching.

The mineral resources estimated and reported herein are considered by Gustavson to meet the requirements of NI 43-101 for classification as indicated and inferred. Future efforts by CVME to better define the mineral system at Toldafria will allow for a consideration of re-classification.

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20.	RECOMMENDATIONS

CVME has conducted exploration to define an inferred resource of 947,000 ounces of gold at a cutoff of 0.5g/t and a small indicated resource of 5,100 ounces. Gustavson recommends that an exploratory drilling program be implemented to further define the resource and provided geologic and geostatistical support to better delineate vein systems. Further geologic investigations will be needed to ascertain an appropriate data density to establish geologic continuity of mineralization in 3 dimensions. Both surface and underground drilling are recommended.

20.1	Proposed Phase 2 Exploration Program

20.1.1	Underground Sampling

In CVME’s 2009 underground sampling program, 4000 m of tunnels were sampled. Following the same sampling methodologies, an additional 5000 m of tunnels were sampled in 2010 and early 2011. Minimal further underground sampling is contemplated in the Phase 2 program.

20.1.2	Trenching

For the Proposed Phase 2 Exploration Program, no specific locations have yet been identified by CVME staff for trenches that will guide the positioning of subsequent drill holes.

20.1.3	Drilling

Ten NTW 300 meter core holes are planned for Phase 2, comprising a total of 3000 m. Half of the holes will be sub-vertical, targeting to the sub-horizontal (concordant vein) structures and the other half in sub-horizontal holes, designed to cut the near-vertical vein structures. The location of the area to drill (around the block on which the Resources calculated) will provide a better knowledge of the deposit(s). The net result of drilling these holes may be the establishing of geological continuity to the mineralization and a 3rd dimension. The increased knowledge may allow estimation of indicated or measured mineral resources, upgrading the current inferred resources. The sampling is intended to be done on 3 m in the holes, yielding some 1000 samples.

20.1.4	Metallurgical Tests:

Samples will be sent to Chile through the SGS laboratories. CVME intends to send approximately 200 kg of mineral samples selected from the rejects stored in the Toldafria sample warehouse to start a more comprehensive metallurgical study. The primary goal of the program will be to establish the behavior of gold in the deposit (degree of liberation, free gold, associations of gold to sulfides, etc) and to design possible metallurgical treatment flow sheets.

20.1.5	Ore Microscopy and Laboratory Quality Control

Microscopic study of vein material may assist in determining the continuity of individual veins between the existing workings and new drilling, as well as the properties of the gold mineralization.

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Gustavson further recommends that CVME develop a QA/QC system for their sampling program to further augment the quality control already provided by the assay lab. The following tables (20-1, 20-2 and 20-3) present the CVME exploration budget for the Phase 2 Exploration Program. Gustavson considers that the budget is adequate to accomplish the stated purpose of the program and to advance to the next decision point. Gustavson understands the Rio Novo Gold will carry out the above program of exploration starting in 2011.

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Table 20-1 CVME Toldafria Budget – Phase 2

Toldafria Project Budget Phase 2
ITEM	DESCRIPTION	UNITY	AMOUNT	UNIT VALUE	PARTIAL VALUE Col$	PARTIAL VALUE US$
1,	ADMINISTRATIVE COSTS
1,1,	Rental Office	month	12.00	$ 1,500,000.00	$ 18,000,000.00	$9,132.42
1,2,	Utilities (Water, Energy, telephones, Internet)	month	12.00	$ 1,250,000.00	$ 15,000,000.00	$7,610.35
1,3,	Purchase used 4x4 Jeep or little truck	Global	1.00	$ 20,000,000.00	$ 20,000,000.00	$10,147.13
1,4,	Lodging, airplane tickets, Food, Travel, representation costs, etc.	month	12.00	$ 2,500,000.00	$ 30,000,000.00	$15,220.70
1,5,	Office expenses	month	12.00	$ 500,000.00	$ 6,000,000.00	$3,044.14
SUB-TOTAL ADMINISTRATIVE COSTS					$ 89,000,000.00	$ 45,154.74
2,	STAFF COSTS
2,1,	Project Manager	month	12.00	$ 15,000,000.00	$ 180,000,000.00	$91,324.20
2,2,	Administrative assistant	month	12.00	$ 3,000,000.00	$ 36,000,000.00	$18,264.84
2,3,	Junior geologists (2)	month	12.00	$ 9,000,000.00	$ 108,000,000.00	$54,794.52
2,4,	Auxiliary field (7)	month	10.00	$ 9,900,000.00	$ 99,000,000.00	$50,228.31
2,5,	Cook	month	12.00	$ 1,350,000.00	$ 16,200,000.00	$8,219.18
2,6,	Messenger - Driver - Several Trades	month	12.00	$ 1,282,000.00	$ 15,384,000.00	$7,805.18
2,7,	Nestor and brother payment	month	12.00	$ 6,000,000.00	$ 72,000,000.00	$36,529.68
SUB-TOTAL STAFF COSTS					$ 526,584,000.00	$ 267,165.91
3,	LEGAL AND ENVIRONMENT LICENCES
3,1,	Environmental Licences (Mine, drill and Road)	Global	1.00	$ 30,000,000.00	$ 30,000,000.00	$15,220.70
SUBTOTAL LEGAL AND ENVIROMENT LICENCES					$ 30,000,000.00	$ 15,220.70
4,	EXPLORATION AND RESERVES
4,1,	3.1, UNDERGROND SAMPLING (APROX 2000 METERS TUNNELS)
4,1,1,	Laboratory analysis of samples	Unit	400.00	$ 40,000.00	$ 16,000,000.00	$8,117.71
4,1,2,	Field expenses	month	10.00	$ 500,000.00	$ 5,000,000.00	$2,536.78
4,1,3,	Food	month	10.00	$ 6,000,000.00	$ 60,000,000.00	$30,441.40
4,1,4,	Diesel, oil, gasoline	month	12.00	$ 2,400,000.00	$ 28,800,000.00	$14,611.87
4,2,	3.2, DRILLING (3000 METERS)
4,2,1,	Drill NTW	Meter	3000.00	$ 255,200.00	$ 765,600,000.00	$388,432.27
4,2,2,	Access, platform, water, mud disposition, etc	Global	1.00	$ 20,000,000.00	$ 20,000,000.00	$10,147.13
4,2,3,	Laboratory analysis of samples	Unit	1000.00	$ 40,000.00	$ 40,000,000.00	$20,294.27
4,2,4,	Metal cases for core	Unit	900.00	$ 33,205.00	$ 29,884,500.00	$15,162.10
SUB-TOTAL EXPLORATION AND RESERVES					$ 965,284,500.00	$ 489,743.53
5,	INFRASTRUCTURE
5,1,	Design, construction, permission and maintenance road	Global	1.00	$ 250,000,000.00	$ 250,000,000.00	$126,839.17
SUB-TOTAL INFRASTRUCTURE					$ 250,000,000.00	$ 126,839.17
TOTAL ANUAL BUDGET					$ 1,860,868,500.00	$ 944,124.05

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Table 20-2 Cash Flow – Phase 2

Cash Flow (Phase 2)
ITEM	DESCRIPTION	PARTIAL VALUE US$	MONTH 1	MONTH 2	MONTH 3	MONTH 4	MONTH 5	MONTH 6	MONTH 7	MONTH 8	MONTH 9	MONTH 10	MONTH 11	MONTH 12
1,	ADMINISTRATIVE COSTS
1,1,	Rental Office	$9,132.42	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04	$ 761.04
1,2,	Utilities (Water, Energy, telephones, Internet)	$7,610.35	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20	$ 634.20
1,3,	Purchase used 4x4 Jeep or little truck	$10,147.13	$ 10,147.13	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
1,4,	Lodging, airplane tickets, Food, Travel, representation costs, etc.	$15,220.70	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39	$ 1,268.39
1,5,	Office expenses	$3,044.14	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68
SUB-TOTAL ADMINISTRATIVE COSTS		$ 45,154.74	$ 13,064.43	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30	$ 2,917.30
2,	STAFF COSTS
2,1,	Project Manager	$91,324.20	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35	$ 7,610.35
2,2,	Administrative assistant	$18,264.84	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07	$ 1,522.07
2,3,	Junior geologists (2)	$54,794.52	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21	$ 4,566.21
2,4,	Auxiliary field (7)	$50,228.31	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69	$ 4,185.69
2,5,	Cook	$8,219.18	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93	$ 684.93
2,6,	Messenger - Driver - Several Trades	$7,805.18	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43	$ 650.43
2,7,	Nestor Arias and brothers payment	$36,529.68	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14
SUB-TOTAL STAFF COSTS		$ 267,165.91	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83	$ 22,263.83
3,	LEGAL AND ENVIRONMENT LICENCES
3,1,	Environmental Licences (Mine, drill and Road)	$ 15,220.70	$ 6,088.28	$ 0.00	$ 4,566.21	$ 4,566.21	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
SUBTOTAL LEGAL AND ENVIROMENT LICENCES		$ 15,220.70	$ 6,088.28	$ 0.00	$ 4,566.21	$ 4,566.21	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00

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Figure 20-2 Cash Flow – Phase 2 (Continued)

Cash Flow (Phase 2)
4,	EXPLORATION AND RESERVES
4,1,	3.1, UNDERGROND SAMPLING (APPROX 2000 METERS TUNNELS)
4,1,1,	Laboratory analysis of samples	$8,117.71	$ 0.00	$ 4,058.85	$ 0.00	$ 4,058.85	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
4,1,2,	Field expenses	$2,536.78	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 253.68	$ 0.00	$ 0.00
4,1,3,	Food	$30,441.40	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 3,044.14	$ 0.00	$ 0.00
4,1,4,	Diesel, oil, gasoline	$14,611.87	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66	$ 1,217.66
4,2,	3.2, DRILLING (3000 METERS)
4,2,1,	Drill NTW	$388,432.27	$ 0.00	$ 0.00	$ 0.00	$ 116,529.68	$ 58,264.84	$ 58,264.84	$ 58,264.84	$ 58,264.84	$ 38,843.23	$ 0.00	$ 0.00	$ 0.00
4,2,2,	Access, platform, water, mud disposition, etc	$10,147.13	$ 0.00	$ 0.00	$ 0.00	$ 1,691.19	$ 1,691.19	$ 1,691.19	$ 1,691.19	$ 1,691.19	$ 1,691.19	$ 0.00	$ 0.00	$ 0.00
4,2,3,	Laboratory analysis of samples	$20,294.27	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 4,058.85	$ 4,058.85	$ 4,058.85	$ 4,058.85	$ 4,058.85	$ 0.00	$ 0.00	$ 0.00
4,2,4,	Metal cases for core	$15,162.10	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 3,032.42	$ 3,032.42	$ 3,032.42	$ 3,032.42	$ 3,032.42	$ 0.00	$ 0.00	$ 0.00
SUB-TOTAL EXPLORATION AND RESERVES		$ 489,743.53	$ 4,515.47	$ 8,574.33	$ 4,515.47	$ 126,795.20	$ 71,562.78	$ 71,562.78	$ 71,562.78	$ 71,562.78	$ 52,141.16	$ 4,515.47	$ 1,217.66	$ 1,217.66
5,	INFRASTRUCTURE
5,1,	Design, construction, permission and maintenance road	$126,839.17	$ 63,419.58	$ 31,709.79	$ 31,709.79	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
SUB-TOTAL INFRASTRUCTURE		$ 126,839.17	$ 63,419.58	$ 31,709.79	$ 31,709.79	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
TOTAL PHASE 2 - INVESTMENT AND EVERY MONTH		$ 944,124.05	$ 109,351.60	$ 65,465.25	$ 65,972.60	$ 156,542.53	$ 96,743.90	$ 96,743.90	$ 96,743.90	$ 96,743.90	$ 77,322.29	$ 29,696.60	$ 26,398.78	$ 26,398.78
PERCENT TO EXECUTE MONTHLY		100.00%	11.58%	6.93%	6.99%	16.58%	10.25%	10.25%	10.25%	10.25%	8.19%	3.15%	2.80%	2.80%

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Table 20-3 Phase 2 Schedule

Schedule Phase 2
ITEM	DESCRIPTION	MONTH 1	MONTH 2	MONTH 3	MONTH 4	MONTH 5	MONTH 6	MONTH 7	MONTH 8	MONTH 9	MONTH 10	MONTH 11	MONTH 12
1,1,	Rental Office
1,2,	Utilities (Water, Energy, telephones, Internet)
1,3,	Purchase used 4x4 Jeep or little truck
1,4,	Lodging, airplane tickets, Food, Travel, representation costs, etc.
1,5,	Office expenses
2,1,	Project Manager
2,2,	Administrative assistant
2,3,	Tunnel sampling
2,4,	Junior geologists (2)
2,5,	Auxiliary field (7)
2,6,	Cook
2,7,	Messenger - Driver - Several Trades
2,8,	Nestor Arias and brothers payment
3,1,	Environmental Licenses (Mine, drill and Road)
4,1,1,	Laboratory analysis of samples
4,1,2,	Field expenses
4,1,3,	Food
4,1,4,	Diesel, oil, gasoline
4,2,	3.2, DRILLING (3000 METERS)
4,2,1,	Drill NTW
4,2,2,	Access, platform, water, mud disposition, etc
4,2,3,	Laboratory analysis of samples
4,2,4,	Metal cases for core
5,1,	Design, construction, permission and maintenance road

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TAPIAS, JORGE GOMEZ, et. al. (2007): Geologic atlas of Colombia, Plate 5-09, Colombain Insttitute of Geology and Mining (INGEOMINAS) Geologic Service, scale 1:500,000

THOURET, J. C (1984). “Pour une perspective géographique de L’étagement dans les grands systems montagneux”. Revue de Géographie Alpine, t. LXXII, N. 2-3-4, 1 partie, pp. 189-212.

SILLITOE, R.H. (1993): Epithermal Models: Genetic Types, Geometrical Controls and Shallow Features; in Mineral Deposit Modeling, Kirkham, R.V., Sinclair, W.D., Thorpe, R.I., and duke, J.M., Editors, Geological Society of Canada, Special Paper 40, pp. 403-417.

WEST, ROBERT C. (1952): West, Robert C., Colonial placer mining in Colombia, Lousiana State University Press, 159 pgs.

WHITE, N.C., and HEDENQUIST, J.W. (1990): Epithermal Environments and Styles of Mineralization; Variations and their Causes and Guidelines for Exploration; in Epithermal Gold Mineralization of the Circum-Pacific; Geology, Geochemistry, Origin and Exploration, II; Hedenquist, J.W., White, N.C. and Siddeley, G., Editors, Journal of Geochemical Exploration, V. 36, pp. 445-474.

May 31, 2011	76

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22.	DATE AND SIGNATURE PAGES

WILLIAM J. CROWL

Vice President, Mining

Gustavson Associates, LLC

274 Union Boulevard, Suite 450

Lakewood, Colorado 80228

Telephone: 720-407-4062 Facsimile: 720-407-4067

Email: wcrowl@gustavson.com

CERTIFICATE of AUTHOR

I, William J. Crowl do hereby certify that:

1.	I am currently employed as Vice President, Mining by Gustavson Associates, LLC at:

274 Union Boulevard

Suite 450

Lakewood, Colorado 80228

2.	I am a graduate of the University of Southern California with a Bachelor of Arts in Earth Science (1968), and a MSc. In Economic Geology from the University of Arizona in 1979, and have practiced my profession continuously since 1973.
3.	I am a registered Professional Geologist in the State of Oregon (G573) and am a member in good standing of the Australian Institute of Mining and Metallurgy and the Society of Economic Geologists.
4.	I have worked as a geologist for a total of 39 years since my graduation from university; as a graduate student, as an employee of a major mining company, a major engineering company, and as a consulting geologist.
5.	I have read the definition of “qualified person” set out in National Instrument 43-101 (“NI 43-101”) and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101.
6.	I am responsible for the preparation of the technical report titled “NI 43-101 Technical Report On The Toldafria Project, Manizales Columbia” dated May 31, 2011 (the “Technical Report”). I am responsible for Sections 1 through 16 and 18-20. Personal visits to the subject properties were conducted during the week of January 25, 2010 and the week of February 7, 2011.
7.	I have personally completed an independent review and analysis of the data and written information contained in this Technical Report.

May 31, 2011	77

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Toldafria Project	NI 43-101 Technical Report

8.	I previously contributed to the preparation of the technical report on this property titled “NI 43-101 Technical Report On The Toldafria Project, Manizales Columbia”, dated March 31, 2010.
9.	I am independent of Rio Novo Gold Inc.
10.	I am not aware of any material fact or material change with respect to the subject matter of the Technical Report that is not reflected in the Technical Report, the omission to disclose which makes the Technical Report misleading.
11.	I do not hold, nor do I expect to receive, any securities or any other interest in any corporate entity, private or public, with interests in the properties that are the subject of this report or in the properties themselves, nor do I have any business relationship with any such entity apart from a professional consulting relationship with the issuer, nor to the best of my knowledge do I have any interest in any securities of any corporate entity with property within a two (2) kilometer distance of any of the subject properties.
12.	I have read National Instrument 43-101 and Form 43-101, and the Technical Report has been prepared in compliance with that instrument and form.
13.	I consent to the filing of the Technical Report with any stock exchanges or other regulatory authority and any publication by them, including electronic publication in the public company files on the websites accessible by the public, of the Technical Report.

Dated this 31st day of May, 2011.

/s/William J. Crowl (Signature)

Signature of Qualified Person

“William J. Crowl”

Print name of Qualified Person

May 31, 2011	78

Rio Novo Gold Inc.
Toldafria Project	NI 43-101 Technical Report

DONALD E. HULSE

Principal Mining Engineer

Gustavson Associates, LLC

274 Union Boulevard, Suite 450

Lakewood, Colorado 80228

Telephone: 720-407-4062 Facsimile: 720-407-4067

Email: dhulse@gustavson.com

CERTIFICATE of AUTHOR

I, Donald E. Hulse do hereby certify that:

1.	I am currently employed as Principal Mining Engineer by Gustavson Associates, LLC at:

274 Union Boulevard

Suite 450

Lakewood, Colorado 80228

2.	I am a graduate of the Colorado School of Mines with a Bachelor of Science in Mining Engineering (1982), and have practiced my profession continuously since 1983.
3.	I am a registered Professional Engineer in the State of Colorado (35269).
4.	I have worked as a mining engineer for a total of 25 years since my graduation from university; as an employee of a major mining company, a major engineering company, and as a consulting engineer.
5.	I have read the definition of “qualified person” set out in National Instrument 43-101 (“NI 43-101”) and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101.
6.	I am responsible for the preparation of the technical report titled “NI 43-101 Technical Report On The Toldafria Project, Manizales Columbia” dated May 31, 2011 (the “Technical Report”). I was responsible for Sections 17 through 20. A personal visit of the subject properties was not conducted.
7.	I have personally completed an independent review and analysis of the data and written information contained in this Technical Report.
8.	I previously contributed to the preparation of the technical report on this property titled “NI 43-101 Technical Report On The Toldafria Project, Manizales Columbia” dated March 31, 2010.
9.	I am independent of Rio Novo Gold Inc.
10.	I am not aware of any material fact or material change with respect to the subject matter of the Technical Report that is not reflected in the Technical Report, the omission to disclose which makes the Technical Report misleading.

May 31, 2011	79

Rio Novo Gold Inc.
Toldafria Project	NI 43-101 Technical Report

11.	I do not hold, nor do I expect to receive, any securities or any other interest in any corporate entity, private or public, with interests in the properties that are the subject of this report or in the properties themselves, nor do I have any business relationship with any such entity apart from a professional consulting relationship with the issuer, nor to the best of my knowledge do I have any interest in any securities of any corporate entity with property within a two (2) kilometer distance of any of the subject properties.
12.	I have read National Instrument 43-101 and Form 43-101, and the Technical Report has been prepared in compliance with that instrument and form.
13.	I consent to the filing of the Technical Report with any stock exchanges or other regulatory authority and any publication by them, including electronic publication in the public company files on the websites accessible by the public, of the Technical Report.

Dated this 31st day of May, 2011

/s/Donald E. Hulse (Signature)

Signature of Qualified Person

“Donald E. Hulse”

Print name of Qualified Person

May 31, 2011	80

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Toldafria Project	NI 43-101 Technical Report

23.	ADDITIONAL REQUIREMENTS FOR TECHNICAL REPORTS ON DEVELOPMENT PROPERTIES AND PRODUCTION PROPERTIES

Not applicable

May 31, 2011	81

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Toldafria Project	NI 43-101 Technical Report

24.	ILLUSTRATIONS

All illustrations and graphics were incorporated in the body of this Technical Report to facilitate readability.

May 31, 2011	82

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Toldafria Project	NI 43-101 Technical Report

APPENDIX A

Assay Database

May 31, 2011

Sample Database

January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
Campamento	849,139.51	1,039,156.20	2,975.70	0.083	CR	x	793
Campamento	849,135.29	1,039,156.51	2,975.97	0.076	CR	x	794
Campamento	849,131.55	1,039,156.76	2,975.98	0.056	CR	x	795
Campamento	849,127.79	1,039,156.91	2,976.34	0.171	CR	x	796
Campamento	849,123.92	1,039,157.17	2,976.40	0.03	CR	x	797
Campamento	849,120.91	1,039,157.47	2,976.48	0.054	CR	x	798
Campamento	849,117.42	1,039,157.32	2,976.59	0.046	CR	x	799
Campamento2	849,138.23	1,039,150.29	2,977.29	0.66	MO	p	875
Campamento2	849,137.89	1,039,148.61	2,977.21	0.227	MO	p	877
Campamento2	849,137.57	1,039,146.28	2,977.09	0.503	CR	p	876
Campamento2	849,131.93	1,039,153.92	2,977.61	0.164	MO	p	873
Campamento2	849,131.02	1,039,154.19	2,976.54	0.205	MO	p	874
Campamento2	849,113.98	1,039,157.41	2,976.44	0.03	CR	x	828
Campamento2	849,110.57	1,039,157.56	2,976.63	0.034	CR	x	829
Campamento2	849,107.29	1,039,154.21	2,978.78	0.144	MO	p	871
Campamento2	849,106.37	1,039,157.75	2,977.35	0.043	CR	x	830
Campamento2	849,104.59	1,039,152.75	2,981.00	0.024	MO	p	872
Campamento2	849,102.55	1,039,157.80	2,976.88	0.086	CR	x	831
Campamento2	849,100.75	1,039,157.91	2,976.97	0.051	CR	x	832
Campamento2	849,100.46	1,039,153.59	2,978.29	0.036	CR	p	869
Campamento2	849,099.48	1,039,151.55	2,978.08	2.297	MO	p	870
Campamento2	849,096.54	1,039,158.14	2,977.11	3.358	CR	x	879
Campamento2	849,092.28	1,039,158.85	2,977.24	0.076	CR	x	833
Campamento2	849,088.82	1,039,159.25	2,977.49	0.031	CR	x	834
Campamento2	849,085.76	1,039,157.17	2,977.76	0.139	CR	x	835
Campamento2	849,082.89	1,039,153.36	2,977.97	0.059	CR	p	864
Campamento2	849,081.01	1,039,149.49	2,978.00	0.19	CR	p	865
Campamento2	849,080.53	1,039,157.65	2,978.00	0.119	CR	x	836
Campamento2	849,079.64	1,039,145.04	2,977.91	0.048	CR	p	866
Campamento2	849,077.57	1,039,141.08	2,977.95	0.285	CR	p	867
Campamento2	849,076.44	1,039,157.70	2,978.24	0.162	CR	x	837
Campamento2	849,075.45	1,039,137.23	2,978.91	0.147	CR	p	868
Campamento2	849,072.02	1,039,162.24	2,980.88	4.571	CR	p	856
Campamento2	849,071.94	1,039,162.56	2,979.49	0.067	CR	p	855
Campamento2	849,071.27	1,039,168.23	2,983.84	0.4	CR	p	858
Campamento2	849,070.98	1,039,168.84	2,986.07	0.365	CR	p	859
Campamento2	849,070.82	1,039,165.78	2,981.57	2.44	CR	p	857
Campamento2	849,070.50	1,039,170.60	2,986.11	1.056	CR	p	860
Campamento2	849,070.50	1,039,170.61	2,986.12	0.687	CR	p	861
Campamento2	849,070.41	1,039,172.47	2,984.30	0.201	CR	p	862
Campamento2	849,070.27	1,039,173.57	2,983.15	0.452	CR	p	863
Campamento2	849,065.58	1,039,159.38	2,978.30	0.044	CR	x	838
Campamento2	849,063.49	1,039,155.78	2,981.79	0.115	CR	p	854
Campamento2	849,063.21	1,039,155.59	2,980.29	0.196	CR	p	853
Campamento2	849,063.11	1,039,157.96	2,981.62	0.133	CR	p	852
Campamento2	849,061.86	1,039,159.95	2,978.19	0.035	CR	x	839
Campamento2	849,058.41	1,039,160.04	2,978.52	0.062	CR	x	840
Campamento2	849,055.06	1,039,160.13	2,979.06	0.033	CR	x	841
Campamento2	849,050.55	1,039,160.24	2,978.59	0.061	CR	x	842
Campamento2	849,047.38	1,039,160.27	2,978.94	0.037	CR	x	843
Campamento2	849,046.06	1,039,158.74	2,979.87	0.585	CR	x	844
Campamento2	849,043.86	1,039,160.16	2,979.44	0.049	CR	x	845
Campamento2	849,036.48	1,039,160.82	2,978.83	0.031	CR	x	846
Campamento2	849,032.58	1,039,161.14	2,979.01	0.045	CR	x	847

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
Campamento2	849,028.82	1,039,160.85	2,978.96	0.07	CR	x	848
Campamento2	849,025.04	1,039,161.39	2,979.15	0.046	CR	x	849
Campamento2	849,021.10	1,039,161.29	2,979.12	0.097	CR	x	850
Campamento2	849,017.48	1,039,161.53	2,979.41	0.088	CR	x	851
Caparrosa	849,407.78	1,039,013.83	2,975.88	0.541	LC	X	558
Caparrosa	849,401.54	1,039,014.28	2,975.01	0.078	LC	X	557
Caparrosa	849,399.68	1,039,018.11	2,975.81	23.82	LC	P	562
Caparrosa	849,399.42	1,039,013.90	2,975.22	0.118	LC	X	556
Caparrosa	849,399.33	1,039,024.66	2,979.46	0.239	LC	P	563
Caparrosa	849,397.86	1,039,018.71	2,975.37	0.941	LC	P	561
Caparrosa	849,396.95	1,039,014.41	2,974.91	0.072	LC	X	555
Caparrosa	849,390.44	1,039,015.08	2,974.58	0.246	LC	X	554
Caparrosa	849,385.33	1,039,015.27	2,974.49	0.077	LC	X	553
Caparrosa	849,382.24	1,039,022.13	2,974.85	0.972	LC	X	560
Caparrosa	849,382.20	1,039,017.15	2,976.12	0.176	LC	P	559
Caparrosa	849,382.17	1,039,015.53	2,976.31	0.1	LC	X	552
Caparrosa	849,381.25	1,039,028.29	2,978.74	1.162	LC	X	565
Caparrosa	849,380.83	1,039,015.55	2,974.52	0.282	LC	X	551
Caparrosa	849,380.44	1,039,024.72	2,976.26	0.274	LC	X	564
Caparrosa	849,380.23	1,039,011.80	2,975.17	0.598	LC	X	549
Caparrosa	849,379.67	1,039,011.25	2,974.96	0.106	LC	X	548
Caparrosa	849,375.62	1,039,012.91	2,974.83	0.196	LC	X	547
Caparrosa	849,375.60	1,039,015.92	2,974.27	0.134	LC	X	550
Caparrosa	849,372.73	1,039,013.74	2,974.00	0.118	LC	X	546
Desconocid	849,082.22	1,039,426.36	2,939.90	0.108	0	0	1492
Desconocid	849,081.85	1,039,422.76	2,940.28	0.063	0	0	1491
Desconocid	849,081.48	1,039,394.84	2,940.10	0.093	0	0	1481
Desconocid	849,081.20	1,039,421.40	2,939.65	2.748	0	0	1490
Desconocid	849,081.18	1,039,396.49	2,941.24	0.18	0	0	1482
Desconocid	849,080.50	1,039,419.72	2,939.37	0.528	0	0	1489
Desconocid	849,079.99	1,039,398.43	2,940.91	0.072	0	0	1483
Desconocid	849,078.42	1,039,417.13	2,939.70	0.737	0	0	1488
Desconocid	849,078.27	1,039,413.87	2,939.90	0.498	0	0	1487
Desconocid	849,078.24	1,039,404.83	2,940.42	0.253	0	0	1484
Desconocid	849,077.77	1,039,408.45	2,940.22	0.685	0	0	1485
Desconocid	849,076.50	1,039,411.95	2,940.36	0.908	0	0	1486
ElAcaro	849,193.72	1,039,326.22	2,936.19	0.067	MO	x	1182
ElAcaro	849,189.38	1,039,327.33	2,936.13	0.111	MO	x	1183
ElAcaro	849,184.98	1,039,328.07	2,936.15	0.069	MO	x	1184
ElAcaro	849,180.13	1,039,328.70	2,936.42	0.061	MO	x	1185
ElAcaro	849,176.21	1,039,329.16	2,936.62	0.061	MO	x	1186
ElAcaro	849,172.37	1,039,329.95	2,936.90	0.033	MO	x	1193
ElAcaro	849,168.28	1,039,330.18	2,937.08	0.026	MO	x	1188
ElAcaro	849,164.39	1,039,330.96	2,937.27	0.029	MO	x	1189
ElAcaro	849,160.56	1,039,331.77	2,937.32	0.29	MO	x	1190
ElAcaro	849,156.54	1,039,332.15	2,937.64	0.047	MO	x	1191
ElAcaro	849,152.66	1,039,332.82	2,937.68	0.08	MO	x	1192
ElAcaro	849,148.87	1,039,334.14	2,938.00	0.058	MO	x	1194
ElAcaro	849,147.99	1,039,301.91	2,939.49	0.039	MO	p	1237
ElAcaro	849,147.66	1,039,310.23	2,938.93	0.574	MO	p	1229
ElAcaro	849,147.54	1,039,304.86	2,939.37	0.076	MO	p	1236
ElAcaro	849,147.44	1,039,316.11	2,938.57	0.198	MO	p	1226
ElAcaro	849,147.39	1,039,321.99	2,938.52	0.286	MO	p	1222
ElAcaro	849,146.78	1,039,306.88	2,939.17	0.198	MO	p	1231

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
ElAcaro	849,146.70	1,039,318.99	2,938.58	0.219	MO	p	1224
ElAcaro	849,146.57	1,039,313.37	2,938.88	0.34	MO	p	1227
ElAcaro	849,146.20	1,039,324.56	2,938.46	0.417	MO	p	1221
ElAcaro	849,146.01	1,039,333.61	2,938.11	0.217	MO	p	1219
ElAcaro	849,145.91	1,039,296.92	2,938.85	0.098	MO	p	1239
ElAcaro	849,145.91	1,039,328.13	2,938.43	0.404	MO	p	1220
ElAcaro	849,145.38	1,039,300.13	2,939.30	0.024	MO	p	1238
ElAcaro	849,145.21	1,039,306.75	2,939.11	0.137	MO	p	1232
ElAcaro	849,144.89	1,039,306.17	2,939.45	0.087	MO	p	1230
ElAcaro	849,144.88	1,039,295.31	2,939.15	0.038	MO	p	1240
ElAcaro	849,144.79	1,039,340.29	2,940.32	0.586	MO	p	1212
ElAcaro	849,144.53	1,039,342.11	2,940.40	1.987	MO	p	1214
ElAcaro	849,144.43	1,039,343.80	2,939.01	0.428	MO	p	1215
ElAcaro	849,144.34	1,039,335.07	2,938.00	1.064	MO	p	1211
ElAcaro	849,144.20	1,039,346.46	2,942.80	1.307	MO	p	1216
ElAcaro	849,144.08	1,039,285.30	2,939.40	0.136	MO	p	1244
ElAcaro	849,144.07	1,039,312.97	2,939.44	0.556	MO	p	1234
ElAcaro	849,143.96	1,039,334.51	2,938.22	0.029	MO	x	1195
ElAcaro	849,143.95	1,039,310.83	2,939.22	0.122	MO	p	1233
ElAcaro	849,143.92	1,039,290.56	2,939.57	0.082	MO	p	1242
ElAcaro	849,143.55	1,039,348.90	2,942.25	10.53	MO	p	1217
ElAcaro	849,143.33	1,039,287.98	2,939.49	0.109	MO	p	1243
ElAcaro	849,143.30	1,039,293.25	2,939.47	0.088	MO	p	1241
ElAcaro	849,143.11	1,039,284.65	2,938.29	0.173	MO	p	1245
ElAcaro	849,142.81	1,039,314.18	2,938.26	1.07	MO	p	1235
ElAcaro	849,142.78	1,039,351.51	2,941.47	0.307	MO	p	1228
ElAcaro	849,139.81	1,039,335.19	2,938.20	0.084	MO	x	1196
ElAcaro	849,136.79	1,039,334.30	2,938.48	0.037	MO	p	1209
ElAcaro	849,135.34	1,039,335.90	2,938.54	0.211	MO	x	1197
ElAcaro	849,132.88	1,039,330.49	2,938.32	0.356	MO	p	1210
ElAcaro	849,127.49	1,039,333.75	2,938.24	0.134	MO	x	1198
ElAcaro	849,123.75	1,039,331.28	2,938.58	0.217	MO	x	1199
ElAcaro	849,121.89	1,039,323.58	2,943.41	0.21	MO	p	1207
ElAcaro	849,121.13	1,039,325.45	2,941.25	0.4	MO	p	1208
ElAcaro	849,120.40	1,039,328.89	2,938.85	0.18	MO	x	1201
ElAcaro	849,102.94	1,039,319.05	2,940.08	4.373	MO	x	1202
ElDuende	849,307.71	1,039,003.21	2,988.58	0.429	AM	P	182
ElDuende	849,307.50	1,039,005.36	2,987.71	0.737	AM	P	183
ElDuende	849,307.03	1,039,004.75	2,987.21	0.697	AM	P	181
ElDuende	849,305.26	1,039,002.12	2,972.30	0.439	JR	P	196
ElDuende	849,304.75	1,039,006.06	2,985.44	0.079	AM	X	180
ElDuende	849,304.14	1,039,004.78	2,972.49	0.388	JR	P	195
ElDuende	849,302.98	1,039,007.10	2,973.07	0.206	AM	P	193
ElDuende	849,302.94	1,039,006.84	2,972.96	0.262	JR	P	194
ElDuende	849,302.64	1,039,010.46	2,985.68	0.309	AM	P	189
ElDuende	849,302.11	1,039,003.64	2,980.55	0.46	AM	P	185
ElDuende	849,302.04	1,039,002.49	2,980.05	0.206	AM	P	179
ElDuende	849,302.01	1,039,009.15	2,985.23	0.422	AM	P	188
ElDuende	849,301.95	1,039,006.06	2,981.79	0.69	AM	P	186
ElDuende	849,301.91	1,039,011.06	2,972.69	0.47	AM	P	192
ElDuende	849,301.88	1,039,007.64	2,983.44	0.177	AM	P	187
ElDuende	849,301.66	1,039,001.87	2,978.94	0.311	AM	P	184
ElDuende	849,301.39	1,039,023.74	2,972.79	0.754	AM	X	169
ElDuende	849,301.15	1,039,015.08	2,973.15	0.139	AM	P	191

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
ElDuende	849,301.09	1,039,025.88	2,972.61	0.318	JR	X	197
ElDuende	849,300.87	1,039,018.97	2,972.58	0.846	AM	X	170
ElDuende	849,300.80	1,039,028.48	2,972.31	0.711	AM	X	168
ElDuende	849,300.07	1,039,017.82	2,972.48	0.318	AM	P	190
ElDuende	849,299.98	1,039,029.37	2,972.22	2.261	JR	X	198
ElDuende	849,299.16	1,039,032.74	2,972.15	0.066	AM	X	167
ElDuende	849,298.38	1,039,037.07	2,971.73	0.148	AM	X	166
ElDuende	849,297.89	1,039,001.48	2,977.57	0.233	AM	P	178
ElDuende	849,297.38	1,039,015.74	2,972.97	0.163	AM	X	171
ElDuende	849,296.94	1,039,003.67	2,975.71	0.851	AM	P	177
ElDuende	849,296.88	1,039,041.49	2,971.61	0.187	AM	X	165
ElDuende	849,296.08	1,039,008.89	2,973.73	0.902	AM	X	175
ElDuende	849,296.01	1,039,014.76	2,973.18	0.51	AM	X	172
ElDuende	849,295.87	1,039,006.08	2,974.32	0.725	AM	X	199
ElDuende	849,295.75	1,039,005.36	2,973.81	0.183	AM	P	176
ElDuende	849,294.92	1,039,012.31	2,973.38	0.12	AM	X	174
ElDuende	849,294.38	1,039,013.01	2,973.29	0.769	AM	X	173
ElDuende2	849,297.41	1,039,023.41	2,967.30	0.065	CR	x	792
ElDuende2	849,294.39	1,039,019.60	2,967.47	1.051	CR	p	790
ElDuende2	849,294.13	1,039,022.77	2,967.54	0.064	CR	p	791
ElDuende2	849,291.14	1,039,019.48	2,967.07	0.683	CR	x	788
ElDuende2	849,290.93	1,039,022.44	2,967.05	7.51	CR	x	787
ElDuende2	849,290.30	1,039,015.87	2,968.13	1.371	CR	x	789
ElDuende2	849,288.82	1,039,034.78	2,966.12	0.594	CR	x	786
ElDuende2	849,288.56	1,039,038.42	2,965.82	0.31	CR	x	785
ElDuende2	849,287.08	1,039,042.68	2,964.44	0.908	LC	x	784
ElEncuentr	849,286.19	1,039,290.84	2,964.63	5.46	CR	p	1180
ElEncuentr	849,286.01	1,039,287.50	2,963.77	11.05	MO	p	1179
ElEncuentr	849,285.74	1,039,281.02	2,961.72	0.607	MO	p	1177
ElEncuentr	849,285.59	1,039,291.56	2,964.30	0.533	MO	p	1181
ElEncuentr	849,285.33	1,039,271.47	2,961.74	0.852	CR	p	1174
ElEncuentr	849,285.31	1,039,284.35	2,962.65	2.579	CR	p	1178
ElEncuentr	849,284.97	1,039,268.10	2,961.99	1.209	MO	p	1173
ElEncuentr	849,284.81	1,039,277.77	2,961.75	0.622	CR	p	1176
ElEncuentr	849,284.76	1,039,261.45	2,962.20	0.553	CR	p	1170
ElEncuentr	849,284.66	1,039,257.23	2,961.20	0.33	MO	p	1169
ElEncuentr	849,284.63	1,039,253.85	2,960.82	0.614	MO	p	1168
ElEncuentr	849,284.57	1,039,267.43	2,962.27	0.331	CR	p	1172
ElEncuentr	849,284.54	1,039,274.61	2,961.16	4.855	MO	p	1175
ElEncuentr	849,284.02	1,039,264.56	2,962.36	1.462	MO	p	1171
ElEncuentr	849,283.45	1,039,250.75	2,960.06	0.45	CR	p	1167
ElMirador	849,329.87	1,039,075.04	2,990.90	0.289	LC	X	582
ElMirador	849,329.61	1,039,069.55	2,990.08	0.32	LC	X	581
ElMirador	849,329.01	1,039,080.59	2,990.99	38.31	LC	P	583
ElMirador	849,328.96	1,039,079.10	2,990.87	69.16	LC	P	584
ElMurciela	849,159.00	1,039,108.91	2,976.29	0.213	AM	X	392
ElMurciela	849,156.94	1,039,105.26	2,976.85	0.09	AM	X	393
ElMurciela	849,153.79	1,039,099.08	2,977.24	2.71	AM	P	404
ElMurciela	849,153.47	1,039,099.26	2,976.35	0.243	AM	X	394
ElMurciela	849,152.66	1,039,096.95	2,977.48	0.355	AM	X	395
ElMurciela	849,150.58	1,039,092.70	2,977.42	0.06	AM	X	396
ElMurciela	849,148.61	1,039,088.68	2,975.55	0.089	AM	X	397
ElMurciela	849,146.20	1,039,086.51	2,977.48	0.058	AM	X	398
ElMurciela	849,140.76	1,039,087.33	2,977.06	0.179	AM	X	399

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
ElMurciela	849,137.14	1,039,086.90	2,977.40	0.036	AM	X	400
ElMurciela	849,132.85	1,039,084.94	2,978.71	0.66	AM	P	401
ElMurciela	849,131.54	1,039,086.67	2,976.74	1.343	AM	P	402
ElMurciela	849,130.95	1,039,086.03	2,977.00	0.061	AM	X	403
ElRetiro	849,469.53	1,039,028.01	2,995.86	0.34	LC	P	541
ElRetiro	849,469.28	1,039,025.75	2,996.18	0.209	LC	P	540
ElRetiro	849,465.85	1,039,024.23	2,995.82	0.342	LC	X	539
ElRetiro	849,463.22	1,039,026.33	2,995.77	1.599	LC	P	536
ElRetiro	849,462.62	1,039,029.36	2,996.05	0.812	LC	P	537
ElRetiro	849,462.18	1,039,032.64	2,996.41	0.03	LC	X	538
ElRetiro	849,461.59	1,039,020.14	2,996.91	0.413	LC	P	534
ElRetiro	849,461.51	1,039,020.20	2,995.80	0.063	LC	X	535
ElRetiro	849,460.64	1,039,019.66	2,995.65	0.197	LC	P	533
ElRetiro	849,454.76	1,039,021.22	2,995.09	0.104	LC	X	532
ElRetiro	849,454.19	1,039,022.70	2,995.20	0.453	LC	P	531
ElRetiro	849,451.23	1,039,018.93	2,995.59	0.014	LC	X	530
ElRetiro	849,448.74	1,039,019.42	2,995.24	0.177	LC	X	529
ElRetiro	849,446.19	1,039,018.58	2,995.02	0.041	LC	X	528
ElRetiro	849,443.32	1,039,017.67	2,994.94	0.107	LC	X	527
ElRetiro	849,440.97	1,039,016.91	2,995.09	0.101	LC	X	526
ElRetiro	849,438.19	1,039,015.95	2,994.81	0.191	LC	X	525
ElRetiro	849,434.27	1,039,014.92	2,994.63	0.136	LC	X	524
ElRetiro	849,431.93	1,039,009.72	2,995.73	4.175	JR	P	522
ElRetiro	849,431.28	1,039,013.69	2,994.54	1.07	JR	P	520
ElRetiro	849,430.72	1,039,009.05	2,994.54	0.734	JR	P	519
ElRetiro	849,430.42	1,039,013.14	2,994.43	1.547	JR	P	518
ElRetiro	849,425.84	1,039,012.29	2,994.44	2.127	JR	P	517
ElRetiro	849,422.21	1,039,011.13	2,994.23	1.679	JR	P	516
ElRetiro	849,422.00	1,039,009.26	2,995.00	0.271	JR	P	508
ElRetiro	849,421.22	1,039,010.73	2,994.01	3.378	JR	P	515
ElRetiro	849,419.81	1,039,010.22	2,994.08	41.28	JR	P	521
ElRetiro	849,417.98	1,039,009.66	2,994.09	1.291	JR	P	514
ElRetiro	849,415.22	1,039,008.76	2,993.97	1.55	JR	P	513
ElRetiro	849,414.95	1,039,010.74	2,994.11	2.063	JR	P	506
ElRetiro	849,414.76	1,039,013.46	2,994.42	2.114	JR	P	507
ElRetiro	849,414.71	1,039,012.41	2,995.41	4.148	JR	P	523
ElRetiro	849,413.51	1,039,007.80	2,994.21	3.192	JR	P	510
ElRetiro	849,413.17	1,039,002.61	2,995.60	2.397	JR	P	511
ElRetiro	849,411.67	1,039,015.84	2,995.77	1.632	JR	P	509
ElRetiro	849,409.55	1,039,006.88	2,993.82	2.352	JR	P	505
ElRetiro	849,409.12	1,038,998.60	2,995.59	3.015	JR	P	512
ElRetiro	849,409.09	1,039,001.87	2,994.00	0.07	JR	X	502
ElRetiro	849,407.01	1,039,006.01	2,994.09	2.836	JR	P	504
ElRetiro	849,406.59	1,038,999.53	2,994.00	0.686	JR	X	501
ElRetiro	849,406.45	1,039,009.42	2,996.27	2.469	LC	P	544
ElRetiro	849,405.70	1,039,012.49	2,996.21	25.57	LC	P	545
ElRetiro	849,404.43	1,039,010.93	2,995.80	1.949	LC	P	542
ElRetiro	849,402.06	1,039,015.39	2,997.68	0.603	LC	P	543
ElRetiro	849,400.32	1,039,004.60	2,997.57	4.679	JR	P	503
LaAntioqui	849,210.55	1,039,121.99	2,947.96	0.043	JR	X	688
LaAntioqui	849,206.66	1,039,119.90	2,947.91	0.077	JR	X	689
LaAntioqui	849,202.54	1,039,118.36	2,947.98	0.037	JR	X	690
LaAntioqui	849,198.69	1,039,116.58	2,947.98	0.037	JR	X	691
LaAntioqui	849,197.29	1,039,123.53	2,956.44	0.91	AM	P	703

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaAntioqui	849,196.94	1,039,121.89	2,954.73	0.82	AM	P	702
LaAntioqui	849,196.31	1,039,118.74	2,954.36	1.229	JR	P	700
LaAntioqui	849,196.24	1,039,116.83	2,953.85	1.54	JR	P	699
LaAntioqui	849,195.41	1,039,121.79	2,953.78	1.207	AM	P	701
LaAntioqui	849,194.70	1,039,108.28	2,954.62	1.466	JR	P	698
LaAntioqui	849,194.64	1,039,113.60	2,952.77	1.569	JR	P	696
LaAntioqui	849,194.54	1,039,114.80	2,948.19	0.324	JR	X	692
LaAntioqui	849,193.47	1,039,109.88	2,952.69	9.89	JR	P	697
LaAntioqui	849,193.20	1,039,113.66	2,950.77	0.942	JR	P	695
LaAntioqui	849,192.32	1,039,113.99	2,948.94	1.387	JR	P	694
LaAntioqui	849,190.86	1,039,113.88	2,946.76	0.79	JR	P	693
LaAntioqui	849,190.78	1,039,113.17	2,948.18	0.039	LC	X	704
LaAntioqui	849,186.74	1,039,110.88	2,948.02	0.038	LC	X	705
LaAntioqui	849,182.41	1,039,109.08	2,947.98	0.027	LC	X	706
LaAntioqui	849,178.75	1,039,106.87	2,948.09	0.278	LC	X	707
LaAntioqui	849,172.72	103,904.44	2,948.47	0.033	LC	X	708
LaAntioqui	849,168.72	1,039,103.43	2,948.49	0.024	LC	X	709
LaAntioqui	849,164.52	1,039,101.61	2,948.69	0.091	LC	X	710
LaAntioqui	849,160.72	1,039,100.32	2,949.20	0.02	LC	X	711
LaAntioqui	849,156.82	1,039,099.12	2,949.56	0.108	LC	X	712
LaAntioqui	849,152.86	1,039,097.52	2,949.41	0.038	LC	X	713
LaAntioqui	849,148.81	1,039,097.39	2,949.74	0.034	LC	X	714
LaAntioqui	849,144.90	1,039,096.33	2,949.77	0.077	LC	X	715
LaAntioqui	849,140.65	1,039,095.41	2,949.99	0.049	LC	X	716
LaAntioqui	849,135.98	1,039,095.97	2,950.03	0.129	LC	X	717
LaAntioqui	849,131.71	1,039,096.71	2,950.16	0.039	LC	X	718
LaAntioqui	849,127.55	1,039,097.86	2,950.17	0.044	LC	X	719
LaAntioqui	849,123.36	1,039,099.07	2,950.27	0.099	LC	X	720
LaAntioqui	849,119.04	1,039,100.36	2,950.42	0.445	LC	X	721
LaAntioqui	849,114.71	1,039,100.46	2,950.39	0.02	LC	X	722
LaAntioqui	849,110.16	1,039,099.91	2,950.50	0.074	LC	X	723
LaAntioqui	849,105.62	1,039,100.27	2,959.53	0.097	LC	X	724
LaAntioqui	849,101.33	1,039,100.86	2,950.75	0.069	LC	X	725
LaAntioqui	849,099.24	1,039,152.55	2,953.28	0.06	LC	P	755
LaAntioqui	849,098.86	1,039,150.90	2,952.99	0.233	LC	P	754
LaAntioqui	849,098.24	1,039,149.46	2,953.02	0.076	LC	P	753
LaAntioqui	849,097.91	1,039,147.41	2,953.20	0.273	LC	P	752
LaAntioqui	849,096.89	1,039,101.25	2,950.95	0.034	LC	X	726
LaAntioqui	849,096.63	1,039,144.27	2,953.22	2.479	LC	P	751
LaAntioqui	849,096.19	1,039,142.10	2,952.77	0.091	LC	P	750
LaAntioqui	849,095.19	1,039,140.11	2,952.96	0.052	LC	P	749
LaAntioqui	849,094.51	1,039,118.80	2,952.55	0.175	LC	P	744
LaAntioqui	849,093.84	1,039,138.36	2,952.93	0.39	LC	P	748
LaAntioqui	849,093.64	1,039,133.53	2,952.66	0.555	LC	P	746
LaAntioqui	849,093.43	1,039,135.82	2,952.81	1.207	LC	P	747
LaAntioqui	849,093.33	1,039,131.17	2,952.64	0.207	LC	P	745
LaAntioqui	849,092.63	1,039,100.96	2,950.97	0.063	LC	X	727
LaAntioqui	849,091.22	1,039,122.98	2,952.92	0.383	LC	P	743
LaAntioqui	849,088.84	1,039,098.80	2,950.96	0.061	LC	X	728
LaAntioqui	849,087.31	1,039,118.12	2,952.52	0.182	LC	P	742
LaAntioqui	849,085.41	1,039,115.84	2,952.36	0.86	LC	P	741
LaAntioqui	849,084.72	1,039,096.34	2,951.12	0.262	LC	X	729
LaAntioqui	849,084.58	1,039,113.90	2,952.36	2.691	LC	P	740
LaAntioqui	849,082.63	1,039,111.13	2,952.17	0.383	LC	P	739

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaAntioqui	849,082.33	1,039,105.80	2,952.00	4.15	LC	P	756
LaAntioqui	849,082.09	1,039,109.64	2,952.33	1.072	LC	P	738
LaAntioqui	849,081.65	109,105.24	2,952.10	6.88	LC	P	736
LaAntioqui	849,081.33	1,039,107.56	2,952.42	1.893	LC	P	737
LaAntioqui	849,080.70	1,039,094.31	2,951.11	0.556	LC	X	730
LaAntioqui	849,080.44	1,039,101.96	2,951.97	0.705	LC	P	734
LaAntioqui	849,079.92	1,039,103.88	2,952.15	0.76	LC	P	735
LaAntioqui	849,079.20	1,039,101.77	2,951.91	0.28	LC	P	733
LaAntioqui	849,078.83	1,039,099.01	2,952.02	1.86	LC	P	732
LaAntioqui	849,077.67	1,039,096.18	2,952.64	4.215	LC	P	731
LaAntioqui	849,075.39	1,039,094.74	2,951.35	0.42	LC	X	757
LaAntioqui	849,070.67	1,039,094.56	2,951.14	0.266	LC	X	758
LaAntioqui2	849,077.93	1,039,093.93	2,950.92	1.054	MO	p	1036
LaAntioqui2	849,076.87	1,039,093.23	2,949.81	0.475	MO	p	960
LaAntioqui2	849,076.55	1,039,092.09	2,951.34	8.54	MO	p	1037
LaAntioqui2	849,076.37	1,039,065.53	2,951.37	0.027	MO	p	970
LaAntioqui2	849,076.22	1,039,077.06	2,957.04	1.885	CR	p	1040
LaAntioqui2	849,076.19	1,039,090.12	2,951.45	3.021	MO	p	1038
LaAntioqui2	849,076.08	1,039,063.44	2,962.01	5.19	CR	p	980
LaAntioqui2	849,075.89	1,039,063.11	2,961.20	0.099	MO	p	981
LaAntioqui2	849,075.78	1,039,059.64	2,952.39	0.081	CR	p	971
LaAntioqui2	849,075.76	1,039,068.23	2,951.46	0.439	CR	p	969
LaAntioqui2	849,075.75	1,039,073.52	2,952.25	2.544	MO	p	967
LaAntioqui2	849,075.26	1,039,062.30	2,961.15	0.604	CR	p	979
LaAntioqui2	849,075.24	1,039,074.57	2,953.18	7.02	CR	p	966
LaAntioqui2	849,075.23	1,039,076.13	2,952.50	1.713	CR	p	965
LaAntioqui2	849,075.11	1,039,078.37	2,956.17	1.556	CR	p	1049
LaAntioqui2	849,074.87	1,039,085.63	2,951.06	4.037	MO	p	961
LaAntioqui2	849,074.84	1,039,059.18	2,952.59	3.343	MO	p	972
LaAntioqui2	849,074.68	1,039,078.65	2,951.97	3.5	LC	p	964
LaAntioqui2	849,074.49	1,039,075.94	2,950.75	3.003	MO	p	968
LaAntioqui2	849,074.21	1,039,061.01	2,959.73	2.999	CR	p	978
LaAntioqui2	849,073.90	1,039,089.42	2,960.99	1.685	CR	p	1042
LaAntioqui2	849,073.39	1,039,083.12	2,953.05	1.33	MO	p	963
LaAntioqui2	849,073.27	1,039,082.67	2,951.94	1.558	LC	p	962
LaAntioqui2	849,073.20	1,039,058.21	2,958.06	2.444	MO	p	977
LaAntioqui2	849,072.71	1,039,080.65	2,955.88	3.276	CR	p	1041
LaAntioqui2	849,072.36	1,039,057.15	2,955.76	8.68	MO	p	974
LaAntioqui2	849,072.35	1,039,054.85	2,952.73	1.462	CR	p	973
LaAntioqui2	849,071.23	1,039,079.55	2,951.55	0.243	LC	p	1057
LaAntioqui2	849,070.91	1,039,083.01	2,961.94	2.071	MO	p	1043
LaAntioqui2	849,069.67	1,039,085.58	2,968.60	0.477	CR	p	1047
LaAntioqui2	849,069.64	1,039,082.37	2,964.55	2.519	CR	p	1045
LaAntioqui2	849,069.04	1,039,083.13	2,965.85	0.823	CR	p	1048
LaAntioqui2	849,069.00	1,039,083.28	2,965.08	0.201	MO	p	1046
LaAntioqui2	849,067.47	1,039,074.02	2,951.90	0.755	MO	p	1056
LaAntioqui2	849,066.45	1,039,097.96	2,955.73	1.133	MO	p	1033
LaAntioqui2	849,065.98	1,039,070.79	2,952.09	0.119	CR	P	1055
LaAntioqui2	849,065.55	1,039,101.06	2,957.58	0.219	CR	p	1039
LaAntioqui2	849,065.15	1,039,102.82	2,962.91	1.134	CR	p	1026
LaAntioqui2	849,065.10	1,039,102.76	2,961.58	3.827	MO	p	1025
LaAntioqui2	849,064.87	1,039,101.55	2,962.62	0.87	CR	p	1027
LaAntioqui2	849,064.35	1,039,095.02	2,955.24	0.148	LC	p	1035
LaAntioqui2	849,064.10	1,039,096.08	2,954.77	0.762	MO	p	1034

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaAntioqui2	849,063.93	1,039,102.11	2,958.09	0.622	MO	p	1029
LaAntioqui2	849,063.55	1,039,093.10	2,953.34	0.238	LC	p	959
LaAntioqui2	849,063.30	1,039,068.43	2,952.19	0.281	MO	p	1054
LaAntioqui2	849,063.09	1,039,043.75	2,952.21	0.092	CR	p	1000
LaAntioqui2	849,062.96	1,039,093.42	2,951.28	0.175	CR	x	921
LaAntioqui2	849,061.61	1,039,042.12	2,952.26	0.543	MO	p	983
LaAntioqui2	849,061.60	1,039,199.80	2,967.96	0.038	CR	p	1001
LaAntioqui2	849,060.00	1,039,198.49	2,965.56	0.167	MO	p	1003
LaAntioqui2	849,059.10	1,039,038.60	2,952.46	0.205	CR	p	984
LaAntioqui2	849,058.94	1,039,197.46	2,962.94	0.275	LC	p	1006
LaAntioqui2	849,057.67	1,039,093.45	2,950.56	0.294	CR	x	922
LaAntioqui2	849,057.45	1,039,196.34	2,958.34	1.582	MO	p	997
LaAntioqui2	849,057.20	1,039,096.56	2,952.95	5.78	MO	p	992
LaAntioqui2	849,057.16	1,039,036.05	2,955.31	4.326	MO	p	985
LaAntioqui2	849,056.95	1,039,192.77	2,956.41	0.139	CR	p	1007
LaAntioqui2	849,056.40	1,039,200.70	2,961.30	0.578	MO	p	994
LaAntioqui2	849,056.24	1,039,202.22	2,960.67	13.01	MO	p	993
LaAntioqui2	849,055.98	1,039,197.21	2,959.39	0.622	CR	p	996
LaAntioqui2	849,055.40	1,039,034.25	2,955.27	2.588	CR	p	986
LaAntioqui2	849,055.40	1,039,199.57	2,960.54	0.349	CR	p	995
LaAntioqui2	849,054.89	1,039,091.07	2,951.37	0.587	MO	p	958
LaAntioqui2	849,054.00	1,039,187.32	2,959.36	0.838	MO	p	1008
LaAntioqui2	849,053.76	1,039,085.96	2,951.44	0.155	CR	p	957
LaAntioqui2	849,052.79	1,039,084.35	2,952.34	6.31	MO	p	956
LaAntioqui2	849,052.64	1,039,030.07	2,955.30	8.65	MO	p	987
LaAntioqui2	849,052.53	1,039,029.69	2,955.25	9.78	CR	p	988
LaAntioqui2	849,052.28	1,039,061.87	2,952.78	0.12	CR	P	1053
LaAntioqui2	849,051.16	1,039,082.08	2,952.60	3.164	CR	p	955
LaAntioqui2	849,050.97	1,039,094.07	2,950.64	0.03	CR	x	923
LaAntioqui2	849,049.49	1,039,080.13	2,952.09	1.781	MO	p	953
LaAntioqui2	849,049.45	1,039,029.37	2,955.55	0.663	MO	p	989
LaAntioqui2	849,049.13	1,039,177.32	2,956.42	0.142	CR	p	1009
LaAntioqui2	849,048.62	1,039,078.12	2,951.51	4.071	CR	p	952
LaAntioqui2	849,048.10	1,039,057.64	2,953.36	0.104	MO	p	1052
LaAntioqui2	849,047.41	1,039,171.16	2,956.59	0.082	MO	p	1011
LaAntioqui2	849,047.17	1,039,076.29	2,951.66	3.056	CR	p	951
LaAntioqui2	849,046.77	1,039,168.64	2,956.93	0.292	CR	p	1012
LaAntioqui2	849,046.68	1,039,096.34	2,950.97	0.4	CR	x	924
LaAntioqui2	849,046.01	1,039,055.42	2,953.48	0.073	CR	p	1051
LaAntioqui2	849,044.74	1,039,162.81	2,957.30	0.058	MO	p	1013
LaAntioqui2	849,042.59	1,039,097.97	2,950.86	0.061	CR	x	926
LaAntioqui2	849,042.13	1,039,157.82	2,956.52	0.06	CR	p	1014
LaAntioqui2	849,040.77	1,039,151.41	2,955.43	0.03	MO	p	1015
LaAntioqui2	849,039.07	1,039,101.11	2,951.22	0.078	CR	x	927
LaAntioqui2	849,038.48	1,039,049.32	2,957.15	0.239	CR	p	1050
LaAntioqui2	849,038.01	1,039,102.43	2,951.37	0.198	CR	x	928
LaAntioqui2	849,036.61	1,039,139.82	2,955.61	11.19	CR	p	1016
LaAntioqui2	849,035.85	1,039,106.30	2,951.18	0.546	CR	x	929
LaAntioqui2	849,035.73	1,039,139.70	2,955.90	1.819	MO	p	1017
LaAntioqui2	849,032.77	1,039,112.56	2,951.53	1.725	CR	x	930
LaAntioqui2	849,030.03	1,039,113.47	2,951.11	2.411	CR	x	931
LaAntioqui2	849,027.80	1,039,115.97	2,951.42	0.161	CR	x	932
LaAntioqui2	849,024.21	1,039,118.88	2,951.21	0.065	CR	x	934
LaAntioqui2	849,020.73	1,039,121.85	2,951.63	0.148	CR	x	935

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaAntioqui2	849,017.39	1,039,125.43	2,951.86	5.47	CR	x	936
LaAntioqui2	849,014.73	1,039,129.43	2,951.42	0.171	CR	x	937
LaAntioqui2	849,011.43	1,039,131.40	2,951.69	1.045	CR	x	938
LaAntioqui2	849,007.28	1,039,133.96	2,952.73	0.936	CR	x	939
LaAntioqui2	849,002.66	1,039,134.62	2,951.91	0.606	CR	x	940
LaAntioqui2	849,001.97	1,039,106.30	2,954.55	0.876	MO	p	1021
LaAntioqui2	849,001.34	1,039,127.19	2,953.76	0.708	MO	p	1024
LaAntioqui2	849,000.67	1,039,102.85	2,956.62	1.46	CR	p	1019
LaAntioqui2	849,000.31	1,039,116.72	2,954.96	0.374	CR	p	1023
LaAntioqui2	848,997.01	1,039,134.45	2,952.02	0.027	CR	x	941
LaAntioqui2	848,991.19	1,039,133.71	2,952.59	0.139	CR	x	943
LaAntioqui2	848,982.71	1,039,132.53	2,952.64	0.038	CR	x	944
LaAntioqui2	848,978.42	1,039,132.16	2,952.65	0.163	MO	x	945
LaAntioqui2	848,974.31	1,039,131.78	2,952.77	0.019	CR	x	946
LaAntioqui2	848,969.38	1,039,131.29	2,952.97	0.054	MO	x	947
LaAntioqui2	848,967.31	1,039,132.47	2,954.37	0.115	CR	p	950
LaAntioqui2	848,966.80	1,039,131.37	2,953.27	0.026	CR	x	948
LaAntioqui2	848,966.05	1,039,132.31	2,954.62	0.088	MO	p	949
LaAntioqui3	849,411.47	1,039,135.53	2,947.38	2.533	JR	P	464
LaAntioqui3	849,217.06	1,039,120.28	2,948.22	1.901	JR	P	472
LaAntioqui3	849,215.86	1,039,122.52	2,948.01	0.678	JR	P	471
LaAntioqui3	849,215.02	1,039,123.42	2,948.03	0.777	JR	P	473
LaAntioqui3	849,214.62	1,039,124.90	2,947.51	0.22	JR	X	470
LaAntioqui3	849,214.25	1,039,124.72	2,947.65	0.096	JR	X	476
LaAntioqui3	849,213.73	1,039,130.73	2,948.56	0.86	JR	X	467
LaAntioqui3	849,213.60	1,039,131.91	2,947.98	2.601	JR	P	466
LaAntioqui3	849,213.57	1,039,129.54	2,947.47	0.443	JR	X	468
LaAntioqui3	849,213.12	1,039,128.33	2,947.49	0.157	JR	X	469
LaAntioqui3	849,212.88	1,039,122.14	2,947.66	0.143	JR	X	477
LaAntioqui3	849,212.30	1,039,253.44	2,942.56	0.145	JR	X	409
LaAntioqui3	849,212.05	1,039,133.32	2,947.94	-9	JR	P	465
LaAntioqui3	849,210.93	1,039,119.71	2,947.82	0.076	JR	X	478
LaAntioqui3	849,210.74	1,039,137.79	2,947.43	2.065	JR	P	463
LaAntioqui3	849,209.87	1,039,251.14	2,942.28	8.2	JR	P	443
LaAntioqui3	849,209.10	1,039,160.59	2,947.04	-9	JR	P	475
LaAntioqui3	849,208.02	1,039,162.88	2,946.64	1.695	JR	P	462
LaAntioqui3	849,207.79	1,039,252.76	2,942.92	0.038	JR	X	410
LaAntioqui3	849,207.12	1,039,113.56	2,947.91	-9	JR	X	480
LaAntioqui3	849,207.06	1,039,165.83	2,946.61	0.979	JR	P	461
LaAntioqui3	849,207.03	1,039,115.73	2,947.82	0.02	JR	X	479
LaAntioqui3	849,206.15	1,039,168.16	2,946.64	0.43	JR	P	460
LaAntioqui3	849,205.63	1,039,171.34	2,946.52	0.801	JR	P	459
LaAntioqui3	849,204.84	1,039,110.02	2,948.19	0.05	JR	X	481
LaAntioqui3	849,204.74	1,039,173.96	2,946.59	2.108	JR	P	458
LaAntioqui3	849,203.82	1,039,175.79	2,946.60	10.04	JR	P	457
LaAntioqui3	849,203.59	1,039,252.98	2,942.76	0.114	JR	X	411
LaAntioqui3	849,202.75	1,039,176.87	2,946.80	2.628	JR	P	456
LaAntioqui3	849,202.61	1,039,178.34	2,948.88	3.709	JR	P	455
LaAntioqui3	849,202.23	1,039,178.84	2,946.29	23.5	JR	P	474
LaAntioqui3	849,202.17	1,039,107.04	2,948.33	0.029	JR	X	483
LaAntioqui3	849,201.42	1,039,183.07	2,946.39	3.222	JR	P	454
LaAntioqui3	849,201.35	1,039,107.42	2,948.74	0.41	JR	X	482
LaAntioqui3	849,201.01	1,039,184.81	2,946.24	0.158	JR	P	453
LaAntioqui3	849,199.41	1,039,255.48	2,942.83	0.11	JR	X	412

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaAntioqui3	849,199.19	1,039,104.47	2,948.00	0.05	JR	X	484
LaAntioqui3	849,198.79	1,039,187.23	2,946.39	0.071	JR	P	452
LaAntioqui3	849,198.26	1,039,192.39	2,944.87	3.13	JR	P	445
LaAntioqui3	849,197.53	1,039,191.13	2,946.31	0.531	JR	P	451
LaAntioqui3	849,196.20	1,039,197.86	2,945.61	0.81	JR	P	450
LaAntioqui3	849,195.26	1,039,102.82	2,948.13	0.85	JR	X	485
LaAntioqui3	849,194.64	1,039,199.76	2,945.77	1.707	JR	P	449
LaAntioqui3	849,194.52	1,039,257.71	2,942.96	0.041	JR	X	413
LaAntioqui3	849,194.02	1,039,202.33	2,946.10	2.602	JR	P	448
LaAntioqui3	849,193.97	1,039,208.44	2,945.75	0.77	JR	P	439
LaAntioqui3	849,193.41	1,039,204.41	2,946.12	0.634	JR	P	447
LaAntioqui3	849,193.38	1,039,208.92	2,945.69	7.98	JR	P	446
LaAntioqui3	849,193.24	1,039,210.33	2,946.02	7.47	JR	P	438
LaAntioqui3	849,193.01	1,039,205.86	2,946.10	0.861	JR	P	440
LaAntioqui3	849,192.71	1,039,212.79	2,945.47	7.32	JR	P	437
LaAntioqui3	849,191.67	1,039,214.63	2,945.48	7.85	JR	P	436
LaAntioqui3	849,191.41	1,039,216.50	2,945.37	1.362	JR	P	435
LaAntioqui3	849,191.08	1,039,218.46	2,945.27	4.15	JR	P	434
LaAntioqui3	849,190.53	1,039,221.60	2,947.20	8.43	JR	P	432
LaAntioqui3	849,190.12	1,039,220.63	2,945.98	1.894	JR	P	433
LaAntioqui3	849,189.89	1,039,222.58	2,947.56	5.75	JR	P	431
LaAntioqui3	849,188.89	1,039,224.20	2,945.67	1.85	JR	P	430
LaAntioqui3	849,188.40	1,039,228.28	2,945.09	0.762	JR	P	428
LaAntioqui3	849,187.92	1,039,229.24	2,946.38	0.716	JR	P	427
LaAntioqui3	849,187.87	1,039,226.26	2,945.24	1.105	JR	P	429
LaAntioqui3	849,187.30	1,039,259.93	2,942.00	0.05	JR	X	414
LaAntioqui3	849,186.42	1,039,232.89	2,945.21	0.465	JR	P	426
LaAntioqui3	849,185.40	1,039,257.07	2,943.35	-9	JR	X	415
LaAntioqui3	849,183.72	1,039,258.31	2,942.84	-9	JR	P	442
LaAntioqui3	849,182.92	1,039,258.28	2,943.02	9.23	JR	P	441
LaAntioqui3	849,182.20	1,039,245.08	2,943.90	6.71	JR	P	425
LaAntioqui3	849,181.62	1,039,254.94	2,943.75	0.104	JR	X	416
LaAntioqui3	849,180.36	1,039,246.25	2,944.36	1.679	JR	P	424
LaAntioqui3	849,179.43	1,039,248.24	2,943.98	0.962	JR	P	423
LaAntioqui3	849,178.00	1,039,250.26	2,944.48	2.697	JR	P	422
LaAntioqui3	849,176.67	1,039,254.42	2,946.64	0.054	JR	P	421
LaAntioqui3	849,176.25	1,039,255.22	2,946.20	0.07	JR	P	420
LaAntioqui3	849,174.77	1,039,256.18	2,944.66	1.564	JR	P	419
LaAntioqui3	849,174.60	1,039,256.14	2,944.44	11.68	JR	P	444
LaAntioqui3	849,172.93	1,039,258.87	2,944.79	1.541	JR	P	418
LaAntioqui3	849,172.05	1,039,258.77	2,943.04	0.929	JR	P	417
LaCarroña	849,191.18	1,039,100.70	2,948.17	0.296	JR	X	486
LaCarroña	849,188.48	1,039,097.50	2,948.26	0.059	JR	X	487
LaCarroña	849,187.38	1,039,093.69	2,948.57	0.022	JR	X	488
LaCarroña	849,186.97	1,039,091.07	2,948.75	0.067	JR	X	489
LaCarroña	849,185.98	1,039,085.55	2,948.90	0.05	JR	X	490
LaCarroña	849,183.45	1,039,082.21	2,949.15	0.046	JR	X	491
LaCarroña	849,180.95	1,039,079.39	2,949.00	0.232	JR	X	492
LaCarroña	849,178.40	1,039,075.45	2,949.21	0.042	JR	X	493
LaCarroña	849,175.51	1,039,072.45	2,949.29	0.22	JR	X	494
LaCarroña	849,172.33	1,039,069.46	2,949.25	0.028	JR	X	495
LaCarroña	849,169.26	1,039,066.62	2,949.42	0.029	JR	X	496
LaCarroña	849,165.85	1,039,063.71	2,949.66	0.308	JR	X	497
LaCarroña	849,151.80	1,039,055.44	2,950.05	1.05	JR	X	498

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaCarroña	849,149.26	1,039,052.83	2,951.14	0.178	JR	X	499
LaCarroña2	849,209.14	1,039,117.27	2,948.11	0.14	JR	X	647
LaCarroña2	849,178.54	1,039,030.57	2,949.95	1.32	JR	P	665
LaCarroña2	849,178.33	1,039,014.46	2,954.60	0.234	JR	P	670
LaCarroña2	849,177.87	1,039,020.73	2,954.61	0.126	JR	X	668
LaCarroña2	849,177.68	1,039,017.91	2,954.91	11.17	JR	P	677
LaCarroña2	849,177.47	1,039,016.71	2,954.61	0.165	JR	P	669
LaCarroña2	849,177.41	1,039,014.25	2,953.01	1.074	JR	P	672
LaCarroña2	849,176.89	1,039,012.79	2,953.43	0.728	JR	P	671
LaCarroña2	849,176.19	1,039,015.02	2,953.06	0.12	JR	X	673
LaCarroña2	849,176.06	1,039,019.66	2,948.53	2.322	JR	P	664
LaCarroña2	849,175.72	1,039,023.78	2,956.46	1.121	JR	P	667
LaCarroña2	849,175.42	1,039,024.02	2,955.05	0.838	JR	P	666
LaCarroña2	849,172.35	1,039,016.52	2,954.07	0.23	JR	X	674
LaCarroña2	849,167.94	1,039,018.46	2,952.53	7.29	JR	P	675
LaCarroña2	849,157.85	1,039,030.12	2,950.24	0.651	JR	X	663
LaCarroña2	849,155.70	1,039,031.44	2,951.11	0.067	JR	X	662
LaCarroña2	849,152.90	1,039,054.51	2,950.84	0.115	JR	X	648
LaCarroña2	849,151.15	1,039,034.86	2,949.98	0.118	JR	X	661
LaCarroña2	849,149.89	1,039,052.01	2,951.10	0.563	JR	X	649
LaCarroña2	849,147.48	1,039,037.81	2,949.79	0.02	JR	X	660
LaCarroña2	849,146.73	1,039,048.73	2,950.81	0.22	JR	X	650
LaCarroña2	849,144.85	1,039,045.26	2,950.76	0.038	JR	X	651
LaCarroña2	849,144.46	1,039,040.39	2,949.94	0.034	JR	X	659
LaCarroña2	849,143.29	1,039,040.87	2,950.86	0.05	JR	P	652
LaCarroña2	849,141.54	1,039,036.29	2,950.81	1.757	JR	P	653
LaCarroña2	849,141.22	1,039,037.34	2,950.90	34.32	JR	P	676
LaCarroña2	849,140.17	1,039,036.49	2,951.17	0.144	JR	X	654
LaCarroña2	849,138.43	1,039,033.86	2,951.09	1.29	JR	P	655
LaCarroña2	849,135.58	1,039,032.69	2,950.78	0.089	JR	X	656
LaCarroña2	849,132.21	1,039,032.51	2,951.39	0.29	JR	X	657
LaCarroña2	849,130.71	1,039,032.76	2,951.17	-9	JR	X	658
LaCarroña2	849,124.44	1,038,973.26	2,952.49	0.341	JR	X	686
LaCarroña2	849,078.05	1,038,954.03	2,952.66	2.636	JR	P	678
LaCarroña2	849,074.31	1,038,947.60	2,953.73	3.19	JR	P	679
LaCarroña2	849,072.59	1,038,943.06	2,953.89	1.78	JR	P	680
LaCarroña2	849,065.22	1,038,931.61	2,953.63	0.746	JR	P	681
LaCarroña2	849,063.83	1,038,927.39	2,953.78	11.83	JR	P	682
LaCarroña2	849,063.24	1,038,923.50	2,954.01	0.112	JR	X	683
LaCarroña2	849,060.85	1,038,920.08	2,955.24	1.05	JR	P	684
LaCarroña2	849,060.50	1,038,916.52	2,954.48	1.283	JR	P	687
LaCarroña2	849,059.94	1,038,918.31	2,954.35	15.87	JR	P	685
LaGuagua	849,387.75	1,039,051.75	2,984.91	0.076	LC	X	570
LaGuagua	849,387.13	1,039,061.09	2,991.45	0.208	LC	X	576
LaGuagua	849,386.89	1,039,057.41	2,988.79	28.5	LC	P	575
LaGuagua	849,386.45	1,039,056.07	2,985.47	0.281	LC	P	571
LaGuagua	849,386.44	1,039,042.47	2,984.87	0.074	LC	X	569
LaGuagua	849,386.19	1,039,063.09	2,991.63	0.595	LC	P	577
LaGuagua	849,385.70	1,039,060.19	2,985.67	0.255	LC	X	572
LaGuagua	849,385.50	1,039,039.01	2,984.73	0.173	LC	X	568
LaGuagua	849,385.07	1,039,064.37	2,987.13	0.34	LC	P	573
LaGuagua	849,383.91	1,039,064.60	2,986.86	0.228	LC	P	574
LaGuagua	849,383.45	1,039,034.92	2,984.43	0.107	LC	X	567
LaGuagua	849,379.81	1,039,033.70	2,985.33	0.096	LC	X	566

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaLibra	849,282.46	1,038,990.73	2,970.28	0.613	AM	P	223
LaLibra	849,281.61	1,038,988.72	2,969.59	0.195	AM	X	221
LaLibra	849,280.84	1,038,991.66	2,970.29	5.34	AM	P	222
LaLibra	849,280.80	1,038,991.69	2,970.28	0.154	AM	X	220
LaLibra	849,279.57	1,039,000.26	2,978.37	0.914	LC	P	231
LaLibra	849,279.25	1,038,997.35	2,975.28	1.46	LC	P	229
LaLibra	849,279.24	1,038,991.75	2,977.10	0.507	LC	P	228
LaLibra	849,279.22	1,038,994.38	2,970.59	1.122	AM	P	217
LaLibra	849,279.15	1,038,994.80	2,974.13	1.564	LC	P	226
LaLibra	849,279.11	1,038,993.24	2,975.64	1.758	LC	P	227
LaLibra	849,278.52	1,038,997.31	2,972.70	1.935	AM	P	225
LaLibra	849,278.51	1,038,999.07	2,976.51	1.026	LC	P	230
LaLibra	849,278.47	1,038,997.00	2,970.25	1.236	AM	P	216
LaLibra	849,278.11	1,038,999.21	2,969.59	1.145	AM	P	215
LaLibra	849,277.95	1,038,999.43	2,970.57	1.846	AM	P	224
LaLibra	849,277.47	1,038,996.27	2,969.22	0.11	AM	X	218
LaLibra	849,277.16	1,038,999.73	2,970.02	0.61	AM	X	219
LaLibra	849,276.54	1,039,008.09	2,972.40	1.748	LC	P	234
LaLibra	849,276.44	1,039,000.76	2,970.33	0.466	AM	X	214
LaLibra	849,276.02	1,039,000.64	2,968.94	0.178	AM	X	212
LaLibra	849,275.73	1,039,001.27	2,969.90	0.873	AM	P	213
LaLibra	849,275.65	1,039,006.32	2,971.44	2.049	LC	P	233
LaLibra	849,275.10	1,039,012.28	2,973.51	4.624	LC	P	237
LaLibra	849,274.54	1,039,010.41	2,972.35	6.35	LC	P	238
LaLibra	849,274.51	1,039,003.19	2,970.00	0.354	AM	P	211
LaLibra	849,271.86	1,039,004.94	2,969.98	0.077	AM	P	210
LaLibra	849,271.55	1,039,005.24	2,969.78	0.089	AM	X	209
LaLibra	849,271.20	1,039,005.12	2,968.47	0.078	AM	P	208
LaLibra	849,271.20	1,039,007.21	2,969.79	0.103	LC	P	235
LaLibra	849,270.55	1,039,007.55	2,969.75	0.191	LC	P	236
LaLibra	849,270.17	1,039,011.72	2,969.44	0.058	AM	X	206
LaLibra	849,270.09	1,039,010.79	2,969.55	0.81	AM	P	207
LaLibra	849,268.73	1,039,016.16	2,968.99	0.027	AM	X	205
LaLibra	849,265.77	1,039,019.28	2,968.52	0.029	AM	X	204
LaLibra	849,265.37	1,039,002.52	2,951.07	0.773	AM	P	285
LaLibra	849,265.07	1,039,025.18	2,968.31	0.294	AM	X	203
LaLibra	849,264.58	1,039,022.46	2,963.21	5.8	AM	P	295
LaLibra	849,264.44	1,039,028.94	2,968.61	0.038	AM	X	202
LaLibra	849,264.15	1,039,019.51	2,959.43	0.163	AM	P	291
LaLibra	849,263.99	1,039,019.72	2,958.17	1.646	AM	P	289
LaLibra	849,263.96	1,039,007.48	2,953.40	2.409	AM	P	287
LaLibra	849,263.93	1,039,021.58	2,954.25	2.53	AM	P	290
LaLibra	849,263.93	1,039,020.17	2,962.88	0.045	AM	X	293
LaLibra	849,263.91	1,039,005.28	2,952.29	1.482	AM	P	286
LaLibra	849,263.44	1,039,021.43	2,959.50	2.03	AM	P	294
LaLibra	849,263.40	1,039,020.04	2,955.88	10.09	AM	P	288
LaLibra	849,263.02	1,039,020.45	2,960.66	0.041	AM	X	292
LaLibra	849,262.43	1,039,013.82	2,944.79	0.817	AM	P	283
LaLibra	849,262.41	1,039,027.94	2,966.91	0.463	AM	X	201
LaLibra	849,262.30	1,039,014.68	2,944.12	0.044	AM	X	284
LaLibra	849,260.62	1,039,030.49	2,946.93	1.435	AM	P	278
LaLibra	849,260.04	1,039,021.08	2,944.61	2.122	AM	P	282
LaLibra	849,259.29	1,039,025.48	2,945.37	0.505	AM	P	280
LaLibra	849,259.26	1,039,030.14	2,944.11	0.385	AM	X	277

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaLibra	849,258.96	1,039,028.71	2,945.20	1.37	AM	P	279
LaLibra	849,258.76	1,039,022.90	2,944.86	1.024	AM	P	281
LaLibra	849,258.30	1,039,029.06	2,967.77	0.062	AM	X	200
LaLibra	849,257.38	1,039,035.79	2,945.60	0.041	AM	X	276
LaLibra	849,248.12	1,039,065.72	2,960.08	0.054	AM	P	271
LaLibra	849,248.09	1,039,065.93	2,959.85	2.426	AM	P	270
LaLibra	849,247.72	1,039,040.31	2,945.00	0.048	AM	X	275
LaLibra	849,247.47	1,039,041.19	2,945.18	0.496	AM	X	264
LaLibra	849,247.27	1,039,035.76	2,946.70	0.07	AM	P	274
LaLibra	849,246.89	1,039,039.88	2,946.88	0.49	AM	X	265
LaLibra	849,245.97	1,039,037.65	2,944.84	0.118	AM	X	266
LaLibra	849,245.74	1,039,030.06	2,942.42	0.102	AM	X	268
LaLibra	849,245.46	1,039,030.25	2,940.19	0.566	AM	X	267
LaLibra	849,244.73	1,039,024.23	2,943.63	0.029	AM	X	269
LaLibra	849,244.53	1,039,042.90	2,945.45	0.056	AM	X	263
LaLibra	849,244.26	1,039,019.36	2,943.93	23.89	AM	P	272
LaLibra	849,243.95	1,039,018.64	2,945.36	1.857	AM	P	273
LaLibra	849,243.89	1,039,067.22	2,954.88	2.505	AM	P	262
LaLibra	849,242.11	1,039,068.98	2,953.96	1.026	AM	P	261
LaLibra	849,240.74	1,039,091.64	2,940.44	0.072	JR	X	240
LaLibra	849,240.18	1,039,087.18	2,941.58	0.151	JR	X	241
LaLibra	849,239.63	1,039,051.45	2,942.92	0.064	AM	X	257
LaLibra	849,239.63	1,039,082.43	2,941.85	0.545	JR	X	242
LaLibra	849,239.53	1,039,070.81	2,952.89	0.256	AM	P	260
LaLibra	849,239.41	1,039,074.00	2,946.12	4.112	AM	P	258
LaLibra	849,238.90	1,039,073.03	2,951.50	0.649	AM	P	259
LaLibra	849,238.89	1,039,077.79	2,942.23	0.41	AM	X	248
LaLibra	849,238.18	1,039,058.34	2,943.01	0.07	AM	X	256
LaLibra	849,238.14	1,039,093.50	2,940.14	0.362	JR	X	239
LaLibra	849,237.86	1,039,057.77	2,944.56	0.581	AM	P	254
LaLibra	849,237.71	1,039,072.69	2,942.40	0.114	AM	X	249
LaLibra	849,237.52	1,039,061.22	2,942.95	0.059	AM	X	255
LaLibra	849,237.48	1,039,067.97	2,942.38	0.039	AM	X	250
LaLibra	849,237.42	1,039,070.36	2,943.60	0.472	AM	P	251
LaLibra	849,237.07	1,039,066.98	2,943.69	1.835	AM	P	252
LaLibra	849,236.99	1,039,103.90	2,945.12	11.06	JR	P	246
LaLibra	849,236.88	1,039,063.64	2,944.08	0.579	AM	P	253
LaLibra	849,236.41	1,039,101.64	2,936.69	0.07	JR	X	247
LaLibra	849,235.12	1,039,107.59	2,944.43	21.04	JR	P	244
LaLibra	849,234.08	1,039,111.65	2,945.42	0.493	JR	X	245
LaLibra	849,231.23	1,039,009.91	2,971.00	6.71	LC	P	232
LaOlvidada	849,100.06	1,039,222.83	2,967.94	5.43	LC	p	2001
LaOlvidada2	849,152.06	1,039,220.09	2,965.53	0.055	MO	x	881
LaOlvidada2	849,151.81	1,039,219.40	2,965.36	3.107	LC	p	920
LaOlvidada2	849,146.58	1,039,221.95	2,964.59	0.038	CR	x	882
LaOlvidada2	849,142.34	1,039,222.52	2,964.59	0.049	MO	x	883
LaOlvidada2	849,138.01	1,039,222.98	2,964.70	0.028	MO	x	884
LaOlvidada2	849,133.28	1,039,222.98	2,965.09	0.055	CR	x	885
LaOlvidada2	849,129.04	1,039,223.31	2,965.58	0.083	MO	x	886
LaOlvidada2	849,128.88	1,039,219.70	2,965.79	0.195	LC	p	919
LaOlvidada2	849,128.77	1,039,223.31	2,966.21	0.335	MO	p	917
LaOlvidada2	849,128.47	1,039,221.82	2,966.09	0.061	MO	p	918
LaOlvidada2	849,124.14	1,039,223.67	2,965.38	0.059	CR	x	887
LaOlvidada2	849,120.40	1,039,222.92	2,965.77	0.159	MO	x	889

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaOlvidada2	849,120.36	1,039,226.40	2,968.25	1.104	MO	p	913
LaOlvidada2	849,120.21	1,039,221.98	2,966.25	0.945	LC	p	915
LaOlvidada2	849,120.12	1,039,226.87	2,968.92	0.073	MO	p	914
LaOlvidada2	849,119.95	1,039,221.17	2,965.52	1.334	LC	p	916
LaOlvidada2	849,116.96	1,039,224.42	2,966.15	0.061	CR	x	890
LaOlvidada2	849,112.40	1,039,224.56	2,966.00	0.074	MO	x	891
LaOlvidada2	849,108.67	1,039,222.61	2,968.80	0.221	MO	p	912
LaOlvidada2	849,108.22	1,039,225.34	2,967.63	0.064	CR	x	892
LaOlvidada2	849,107.00	1,039,228.19	2,970.33	2.587	LC	p	910
LaOlvidada2	849,106.77	1,039,228.40	2,969.02	0.364	LC	p	909
LaOlvidada2	849,106.76	1,039,230.21	2,970.57	0.276	LC	p	908
LaOlvidada2	849,100.71	1,039,224.41	2,966.86	0.053	MO	x	893
LaOlvidada2	849,099.76	1,039,218.42	2,970.82	2.776	MO	p	904
LaOlvidada2	849,099.28	1,039,217.66	2,970.62	1.531	MO	p	905
LaOlvidada2	849,098.04	1,039,220.19	2,970.67	0.465	MO	p	903
LaOlvidada2	849,097.64	1,039,224.53	2,967.12	0.617	MO	x	894
LaOlvidada2	849,096.56	1,039,227.64	2,968.20	0.697	MO	P	906
LaOlvidada2	849,091.48	1,039,224.28	2,966.83	0.11	MO	x	895
LaOlvidada2	849,086.77	1,039,223.92	2,966.49	0.09	MO	x	896
LaOlvidada2	849,082.87	1,039,223.47	2,967.09	0.067	MO	x	897
LaOlvidada2	849,082.55	1,039,221.35	2,967.51	0.015	MO	p	901
LaOlvidada2	849,081.54	1,039,220.32	2,966.52	0.782	MO	P	907
LaOlvidada2	849,077.44	1,039,222.56	2,967.89	0.699	MO	x	898
LaOlvidada2	849,073.55	1,039,222.65	2,967.72	0.034	MO	x	899
LaOlvidada2	849,072.90	1,039,222.64	2,967.63	1.341	MO	x	900
LaOriental	849,506.62	1,039,183.72	2,970.90	3.842	CR	x	1089
LaOriental	849,504.12	1,039,184.42	2,972.94	29.76	CR	x	1088
LaOriental	849,503.45	1,039,177.29	2,972.67	8.8	CR	x	1084
LaOriental	849,500.86	1,039,181.07	2,974.29	0.423	0	x	1086
LaOriental	849,500.61	1,039,181.43	2,973.94	0.794	CR	x	1087
LaOriental	849,500.30	1,039,178.04	2,973.83	2.812	CR	x	1085
LaOriental	849,483.43	1,039,155.68	2,959.70	2.084	MO	p	1166
LaOriental	849,481.27	1,039,159.97	2,959.84	1.796	CR	p	1162
LaOriental	849,481.20	1,039,157.07	2,959.79	0.768	MO	p	1163
LaOriental	849,480.14	1,039,163.42	2,959.53	1.45	MO	p	1161
LaOriental	849,479.19	1,039,166.11	2,959.46	0.844	CR	p	1158
LaOriental	849,477.33	1,039,168.42	2,959.40	0.301	MO	p	1157
LaOriental	849,477.17	1,039,171.31	2,959.42	0.896	CR	p	1156
LaOriental	849,476.01	1,039,174.37	2,959.34	1.007	MO	p	1155
LaOriental	849,473.44	1,039,176.82	2,959.13	0.665	CR	p	1154
LaOriental	849,471.88	1,039,179.32	2,959.21	0.13	MO	p	1153
LaOriental	849,470.83	1,039,181.83	2,959.05	0.384	CR	p	1152
LaOriental	849,469.16	1,039,184.53	2,959.10	11.85	MO	p	1151
LaOriental	849,467.87	1,039,186.84	2,959.14	2.346	MO	p	1150
LaOriental	849,464.86	1,039,191.49	2,959.26	0.955	CR	p	1148
LaOriental	849,463.64	1,039,192.94	2,959.19	0.508	CR	p	1147
LaOriental	849,461.98	1,039,200.98	2,958.33	3.011	CR	p	1145
LaOriental	849,461.90	1,039,198.11	2,958.62	0.715	CR	p	1146
LaOriental	849,460.38	1,039,205.13	2,958.04	2.765	MO	p	1144
LaOriental	849,459.96	1,039,216.58	2,956.46	0.522	MO	p	1142
LaOriental	849,458.55	1,039,208.45	2,957.89	3.068	CR	p	1143
LaOriental	849,457.97	1,039,224.04	2,956.03	0.077	CR	p	1141
LaOriental	849,456.60	1,039,228.32	2,957.20	0.125	MO	p	1139
LaOriental	849,456.28	1,039,228.18	2,955.89	0.122	MO	p	1140

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaOriental	849,452.54	1,039,236.20	2,955.53	1.224	CR	p	1138
LaOriental	849,450.08	1,039,240.00	2,955.23	0.599	CR	p	1137
LaOriental	849,448.44	1,039,246.33	2,956.99	5.35	MO	p	1133
LaOriental	849,447.98	1,039,244.17	2,955.32	0.406	MO	p	1134
LaOriental	849,446.68	1,039,249.86	2,956.49	2.595	CR	p	1132
LaOriental	849,443.44	1,039,259.24	2,955.50	2.086	CR	p	1131
LaOriental	849,441.66	1,039,264.48	2,955.17	0.121	CR	p	1129
LaOriental	849,441.54	1,039,264.29	2,955.43	0.685	MO	p	1130
LaOriental	849,440.46	1,039,271.19	2,955.21	1.448	CR	p	1128
LaOriental	849,439.78	1,039,272.63	2,955.32	1.577	CR	p	1127
LaOriental	849,439.26	1,039,276.13	2,954.90	1.734	CR	p	1126
LaOriental	849,438.43	1,039,278.38	2,955.34	0.285	CR	p	1125
LaOriental	849,437.62	1,039,280.78	2,954.71	0.069	CR	p	1124
LaOriental	849,437.45	1,039,282.95	2,955.03	0.799	CR	p	1123
LaOriental	849,436.23	1,039,287.19	2,953.49	0.29	CR	p	1122
LaOriental	849,435.91	1,039,291.45	2,953.11	1.118	CR	p	1121
LaOriental	849,435.77	1,039,295.84	2,952.93	2.825	CR	p	1120
LaOriental	849,435.49	1,039,297.94	2,952.85	0.152	CR	p	1119
LaOriental	849,433.81	1,039,304.31	2,952.55	0.032	CR	p	1118
LaOriental	849,431.31	1,039,307.51	2,952.56	0.17	CR	p	1117
LaOriental	849,429.04	1,039,308.26	2,952.49	0.253	CR	x	1116
LaOriental	849,425.02	1,039,308.82	2,951.95	0.26	CR	x	1114
LaOriental	849,420.28	1,039,309.26	2,952.08	0.11	CR	x	1113
LaOriental	849,416.28	1,039,309.89	2,952.00	0.04	CR	x	1112
LaOriental	849,411.53	1,039,310.22	2,951.87	0.045	CR	x	1111
LaOriental	849,407.66	1,039,310.10	2,951.73	0.036	CR	x	1110
LaOriental	849,405.34	1,039,310.81	2,951.65	0.082	CR	x	1109
LaOriental	849,403.52	1,039,310.78	2,953.04	0.102	CR	x	1108
LaOriental	849,399.68	1,039,310.19	2,952.68	0.114	MO	x	1107
LaOriental	849,395.36	1,039,309.68	2,952.46	0.52	MO	x	1106
LaOriental	849,387.36	1,039,307.70	2,952.37	0.024	MO	x	1105
LaOriental	849,384.73	1,039,307.10	2,952.41	0.033	MO	x	1104
LaOriental	849,379.44	1,039,305.93	2,952.24	0.032	MO	x	1103
LaOriental	849,375.86	1,039,305.91	2,951.98	0.021	MO	x	1101
LaOriental	849,368.37	1,039,304.85	2,951.88	0.047	MO	x	1100
LaOriental	849,364.02	1,039,303.78	2,951.09	0.046	MO	x	1099
LaOriental	849,359.71	1,039,303.14	2,951.63	0.236	MO	x	1098
LaOriental	849,351.50	1,039,301.30	2,951.53	0.047	MO	x	1097
LaOriental	849,340.40	1,039,301.16	2,951.32	0.043	MO	x	1096
LaOriental	849,336.29	1,039,299.99	2,951.46	0.02	MO	x	1095
LaOriental	849,332.00	1,039,299.77	2,951.25	0.019	MO	x	1093
LaOriental	849,327.63	1,039,298.94	2,951.21	0.047	MO	x	1092
LaOriental	849,323.22	1,039,297.67	2,951.30	0.04	MO	x	1091
LaOriental	849,319.05	1,039,297.21	2,951.20	0.044	MO	x	1090
LaOriental	849,314.89	1,039,296.09	2,951.11	0.083	MO	x	1078
LaOriental	849,310.60	1,039,295.23	2,951.18	0.03	MO	x	1077
LaOriental	849,303.20	1,039,294.78	2,950.86	0.127	MO	x	1076
LaOriental	849,301.39	1,039,294.37	2,951.08	0.087	MO	x	1075
LaOriental	849,297.49	1,039,293.62	2,950.88	0.035	MO	x	1074
LaOriental	849,292.65	1,039,292.78	2,950.82	0.045	MO	x	1073
LaOriental	849,288.19	1,039,291.72	2,950.83	0.167	MO	x	1072
LaOriental	849,284.68	1,039,291.58	2,950.66	0.13	MO	x	1070
LaOriental	849,280.71	1,039,290.92	2,950.63	0.038	MO	x	1069
LaOriental	849,276.44	1,039,290.44	2,950.50	0.065	MO	x	1068

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaOriental	849,271.16	1,039,289.89	2,950.23	0.368	MO	x	1067
LaOriental	849,267.98	1,039,289.43	2,950.16	0.079	MO	x	1066
LaOriental	849,264.17	1,039,288.69	2,949.97	0.042	MO	x	1065
LaOriental	849,260.29	1,039,287.78	2,949.79	0.049	MO	x	1064
LaOriental	849,256.14	1,039,287.15	2,949.78	0.023	MO	x	1063
LaOriental	849,252.17	1,039,286.34	2,949.68	0.016	CR	x	1061
LaOriental	849,248.24	1,039,285.61	2,949.43	0.041	MO	x	1060
LaOriental	849,243.69	1,039,284.77	2,949.55	0.031	CR	x	1059
LaOriental	849,236.38	1,039,283.38	2,949.13	0.142	MO	x	1058
LaOriental2	849,519.18	1,039,207.17	2,963.89	1.272	CR	x	1330
LaOriental2	849,517.71	1,039,213.72	2,970.48	0.249	CR	p	1397
LaOriental2	849,517.08	1,039,213.78	2,967.74	1.405	CR	p	1396
LaOriental2	849,516.94	1,039,191.39	2,967.09	0.646	CR	p	1332
LaOriental2	849,516.81	1,039,197.64	2,965.65	1.017	CR	p	1391
LaOriental2	849,516.80	1,039,193.65	2,966.98	0.522	CR	p	1331
LaOriental2	849,514.06	1,039,199.79	2,965.77	0.398	CR	p	1400
LaOriental2	849,513.98	1,039,214.35	2,967.02	1.741	CR	p	1398
LaOriental2	849,513.30	1,039,184.30	2,968.13	0.966	CR	p	1334
LaOriental2	849,512.96	1,039,181.74	2,968.75	2.33	CR	p	1335
LaOriental2	849,512.77	1,039,214.76	2,965.32	2.01	CR	x	1399
LaOriental2	849,511.69	1,039,223.02	2,966.17	0.117	CR	p	1394
LaOriental2	849,511.55	1,039,178.69	2,967.87	0.494	CR	p	1338
LaOriental2	849,510.64	1,039,225.19	2,966.42	0.512	CR	p	1393
LaOriental2	849,509.24	1,039,180.29	2,970.40	0.723	CR	p	1339
LaOriental2	849,509.05	1,039,210.12	2,968.71	0.515	CR	x	1327
LaOriental2	849,508.17	1,039,208.96	2,969.26	0.643	CR	x	1329
LaOriental2	849,507.82	1,039,176.76	2,969.31	2.784	CR	p	1341
LaOriental2	849,507.72	1,039,176.91	2,970.44	0.446	CR	p	1340
LaOriental2	849,505.91	1,039,219.36	2,959.29	1.418	MO	p	1326
LaOriental2	849,505.62	1,039,224.40	2,961.94	1.576	MO	p	1402
LaOriental2	849,505.05	1,039,223.08	2,959.26	4.557	MO	p	1325
LaOriental2	849,501.46	1,039,229.65	2,958.91	7.79	MO	p	1324
LaOriental2	849,499.79	1,039,196.23	2,985.17	0.208	CR	p	1388
LaOriental2	849,498.99	1,039,198.01	2,985.76	0.749	CR	p	1386
LaOriental2	849,498.66	1,039,202.84	2,985.56	0.832	CR	p	1389
LaOriental2	849,498.64	1,039,202.86	2,985.56	1.757	CR	p	1387
LaOriental2	849,498.11	1,039,236.49	2,958.09	1.462	MO	p	1322
LaOriental2	849,497.53	1,039,247.18	2,962.93	0.352	CR	p	1404
LaOriental2	849,497.43	1,039,242.91	2,962.18	1.79	CR	p	1405
LaOriental2	849,496.29	1,039,249.41	2,962.47	0.369	CR	p	1403
LaOriental2	849,496.10	1,039,237.84	2,956.75	0.152	MO	p	1321
LaOriental2	849,493.13	1,039,237.08	2,958.19	0.289	MO	p	1342
LaOriental2	849,492.36	1,039,234.92	2,959.91	0.47	MO	p	1343
LaOriental2	849,491.72	1,039,239.10	2,956.69	1.255	MO	p	1320
LaOriental2	849,489.76	1,039,240.06	2,956.65	0.138	MO	p	1319
LaOriental2	849,483.88	1,039,241.83	2,956.18	0.523	MO	p	1318
LaOriental2	849,479.73	1,039,242.37	2,955.95	0.152	MO	p	1317
LaOriental2	849,475.63	1,039,242.49	2,955.79	0.297	MO	p	1316
LaOriental2	849,471.49	1,039,243.09	2,956.09	3.961	MO	p	1315
LaOriental2	849,470.88	1,039,198.00	2,968.22	1.497	CR	p	1365
LaOriental2	849,470.84	1,039,198.25	2,968.53	0.54	CR	p	1364
LaOriental2	849,470.35	1,039,205.32	2,967.12	0.909	CR	p	1367
LaOriental2	849,467.61	1,039,243.95	2,955.69	0.267	MO	p	1314
LaOriental2	849,467.21	1,039,188.30	2,961.83	15.82	MO	p	1360

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaOriental2	849,466.89	1,039,200.67	2,965.27	0.549	CR	x	1368
LaOriental2	849,466.06	1,039,192.27	2,964.62	0.139	CR	p	1357
LaOriental2	849,466.02	1,039,192.18	2,962.27	25.28	CR	p	1358
LaOriental2	849,465.02	1,039,191.43	2,959.44	1.486	CR	p	1359
LaOriental2	849,463.42	1,039,244.23	2,955.61	0.196	MO	p	1313
LaOriental2	849,461.08	1,039,219.39	2,961.05	0.336	CR	p	1369
LaOriental2	849,460.97	1,039,221.75	2,960.65	19.82	CR	p	1370
LaOriental2	849,460.45	1,039,224.19	2,960.35	0.076	CR	p	1371
LaOriental2	849,459.93	1,039,225.48	2,960.22	0.375	CR	p	1372
LaOriental2	849,459.54	1,039,244.32	2,955.34	0.315	MO	p	1312
LaOriental2	849,458.91	1,039,228.00	2,959.90	0.096	CR	p	1373
LaOriental2	849,457.75	1,039,229.83	2,959.53	0.497	CR	p	1375
LaOriental2	849,456.86	1,039,231.51	2,959.13	6.29	CR	p	1376
LaOriental2	849,456.00	1,039,234.17	2,958.88	1.827	CR	p	1377
LaOriental2	849,455.61	1,039,218.59	2,959.96	5.08	CR	p	1362
LaOriental2	849,455.13	1,039,244.84	2,955.20	0.134	MO	p	1311
LaOriental2	849,453.86	1,039,224.18	2,956.77	0.171	CR	p	1361
LaOriental2	849,452.14	1,039,242.01	2,960.99	0.189	CR	p	1378
LaOriental2	849,451.40	1,039,244.18	2,961.08	1.435	CR	p	1380
LaOriental2	849,450.89	1,039,242.63	2,961.43	0.077	CR	p	1379
LaOriental2	849,450.81	1,039,245.44	2,955.14	0.149	MO	p	1310
LaOriental2	849,447.43	1,039,258.21	2,956.28	0.83	MO	p	1344
LaOriental2	849,446.49	1,039,255.62	2,956.60	0.359	MO	p	1345
LaOriental2	849,441.88	1,039,269.08	2,960.38	1.049	CR	p	1406
LaOriental2	849,441.20	1,039,269.55	2,958.43	1.069	CR	p	1407
LaOriental2	849,439.92	1,039,274.58	2,955.67	1.648	CR	p	1409
LaOriental2	849,438.26	1,039,286.20	2,957.53	0.143	MO	p	1412
LaOriental2	849,437.85	1,039,284.25	2,955.76	2.035	CR	p	1410
LaOriental2	849,437.54	1,039,286.65	2,956.41	0.159	CR	p	1411
LaOriental2	849,436.67	1,039,290.61	2,958.46	1.913	CR	p	1417
LaOriental2	849,436.48	1,039,298.45	2,957.36	2.865	CR	p	1414
LaOriental2	849,436.35	1,039,293.78	2,958.34	0.58	MO	p	1416
LaOriental2	849,435.86	1,039,300.73	2,957.18	0.542	CR	p	1413
LaOriental2	849,435.14	1,039,296.76	2,957.86	0.575	CR	p	1415
LaOriental2	849,408.78	1,039,276.98	2,953.28	0.16	CR	x	1418
LaOriental2	849,406.52	1,039,275.09	2,961.68	0.312	CR	p	1421
LaOriental2	849,405.56	1,039,266.00	2,954.73	1.727	MO	p	1346
LaOriental2	849,404.39	1,039,279.13	2,956.02	2.686	CR	p	1419
LaOriental2	849,404.37	1,039,268.10	2,954.55	0.721	MO	p	1348
LaOriental2	849,399.62	1,039,274.34	2,956.55	0.034	CR	x	1423
LaOriental2	849,397.22	1,039,271.80	2,959.10	0.019	CR	x	1422
LaOriental2	849,396.80	1,039,284.49	2,953.57	0.083	MO	p	1424
LaOriental2	849,395.66	1,039,287.46	2,954.11	0.061	MO	p	1425
LaOriental2	849,394.63	1,039,289.76	2,954.05	0.111	MO	p	1426
LaOriental2	849,394.35	1,039,293.67	2,953.40	0.125	MO	p	1427
LaOriental2	849,392.15	1,039,297.76	2,953.26	0.249	MO	p	1428
LaOriental2	849,390.81	1,039,301.38	2,953.17	0.054	CR	p	1430
LaOriental2	849,390.24	1,039,303.36	2,952.60	0.174	CR	p	1432
LaOriental2	849,382.31	1,039,299.51	2,952.59	0.023	CR	p	1433
LaOriental2	849,381.92	1,039,303.66	2,953.85	0.23	MO	p	1435
LaOriental2	849,380.82	1,039,302.53	2,952.58	0.041	CR	p	1434
LaOriental2	849,380.38	1,039,304.05	2,952.20	0.492	MO	p	1436
LaOriental2	849,380.36	1,039,308.27	2,952.32	0.044	CR	p	1438
LaOriental2	849,379.81	1,039,305.90	2,952.25	0.236	MO	p	1437

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaOriental2	849,373.40	1,039,313.08	2,953.60	1.451	CR	p	1443
LaOriental2	849,373.30	1,039,310.00	2,952.28	0.501	MO	p	1445
LaOriental2	849,373.18	1,039,316.17	2,953.04	0.239	CR	p	1444
LaOriental2	849,372.38	1,039,317.72	2,953.99	0.45	CR	p	1442
LaOriental2	849,372.31	1,039,327.37	2,953.23	0.312	MO	p	1439
LaOriental2	849,371.57	1,039,323.21	2,953.19	0.27	MO	p	1441
LaOriental2	849,352.77	1,039,300.20	2,952.18	1.839	MO	p	1450
LaOriental2	849,350.82	1,039,292.58	2,951.80	0.927	CR	p	1448
LaOriental2	849,350.60	1,039,289.16	2,952.04	1.114	CR	p	1447
LaOriental2	849,350.09	1,039,295.48	2,952.20	0.453	MO	p	1449
LaOriental2	849,349.75	1,039,285.92	2,952.25	1.263	CR	p	1446
LaOriental2	849,306.96	1,039,283.81	2,951.22	0.706	CR	p	1467
LaOriental2	849,306.77	1,039,281.25	2,951.30	0.621	CR	p	1466
LaOriental2	849,305.09	1,039,296.03	2,950.96	0.987	CR	p	1465
LaOriental2	849,304.76	1,039,307.43	2,953.50	2.841	MO	p	1460
LaOriental2	849,304.68	1,039,302.94	2,952.33	1.57	MO	p	1462
LaOriental2	849,304.66	1,039,305.10	2,952.77	0.206	MO	p	1461
LaOriental2	849,304.65	1,039,288.88	2,951.32	0.275	MO	p	1470
LaOriental2	849,304.54	1,039,291.99	2,951.28	0.138	MO	p	1471
LaOriental2	849,304.48	1,039,300.91	2,951.71	5.07	MO	p	1463
LaOriental2	849,304.05	1,039,317.90	2,953.78	0.544	MO	p	1454
LaOriental2	849,303.97	1,039,320.22	2,953.46	0.906	MO	p	1452
LaOriental2	849,303.54	1,039,311.59	2,951.16	1.598	CR	p	1457
LaOriental2	849,303.26	1,039,308.79	2,950.95	1.255	CR	p	1458
LaOriental2	849,303.26	1,039,298.84	2,951.18	1.455	CR	p	1464
LaOriental2	849,303.20	1,039,317.20	2,951.62	1.523	MO	p	1455
LaOriental2	849,303.13	1,039,314.00	2,950.90	0.726	CR	p	1456
LaOriental2	849,303.06	1,039,321.29	2,951.39	0.551	CR	p	1451
LaOriental2	849,294.23	1,039,290.74	2,950.22	0.061	CR	p	1472
LaOriental2	849,272.90	1,039,286.79	2,950.43	0.336	CR	p	1475
LaOriental2	849,272.26	1,039,290.17	2,950.21	0.578	MO	p	1474
LaOriental2	849,271.57	1,039,293.82	2,951.14	3.192	MO	p	1473
LaOriental2	849,241.40	1,039,278.76	2,949.31	2.22	CR	p	1478
LaOriental2	849,240.66	1,039,282.49	2,948.91	1.231	MO	p	1476
LaOriental3	849,513.07	1,039,219.94	2,966.69	36.03	CR	p	2009
LaOriental3	849,506.54	1,039,222.98	2,965.73	0.943	MO	p	2010
LaOriental3	849,500.66	1,039,194.30	2,981.92	21.1	CR	p	2007
LaOriental3	849,499.38	1,039,180.50	2,976.69	57.56	CR	p	2008
LaOriental3	849,492.65	1,039,240.76	2,958.55	0.386	MO	p	2003
LaOriental3	849,461.77	1,039,217.90	2,960.42	73.3	CR	p	2005
LaOriental3	849,457.00	1,039,212.27	2,958.87	21.98	MO	p	2006
LaOriental3	849,456.79	1,039,215.48	2,959.79	21.36	CR	p	2004
LaOriental3	849,437.23	1,039,289.79	2,957.05	22.44	MO	p	2012
LaOriental3	849,384.86	1,039,328.37	2,953.31	23.17	MO	p	2013
LaPava1	849,341.40	1,039,070.39	2,969.94	2.33	JR	P	644
LaPava1	849,339.11	1,039,066.83	2,970.60	2.51	JR	P	643
LaPava1	849,338.99	1,039,068.36	2,969.86	0.446	LC	X	579
LaPava2	849,344.77	1,039,067.12	2,970.10	34.4	LC	P	578
LaPava3	849,347.28	1,039,069.80	2,970.07	3.16	JR	P	645
LaQuebrada	849,209.36	1,039,114.87	2,953.21	0.02	JR	X	405
LaQuebrada	849,199.35	1,039,106.13	2,955.16	0.1	JR	X	406
LaQuebrada	849,195.52	1,039,102.75	2,953.86	10.93	JR	P	407
LaQuebrada	849,179.28	1,039,073.79	2,955.73	0.044	JR	X	408
LaQuebrada2	849,233.88	1,039,135.48	2,954.12	0.072	LC	X	372

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaQuebrada2	849,230.89	1,039,133.11	2,954.16	0.188	LC	X	373
LaQuebrada2	849,230.58	1,039,131.56	2,954.22	0.02	JR	X	376
LaQuebrada2	849,227.24	1,039,043.89	2,954.00	0.02	JR	X	374
LaQuebrada2	849,223.15	1,039,126.36	2,954.41	0.84	JR	X	375
LaQuebrada2	849,216.74	1,039,121.38	2,954.45	0.037	JR	X	377
LaQuebrada2	849,213.97	1,039,117.92	2,954.25	0.061	JR	X	378
LaQuebrada2	849,211.01	1,039,115.42	2,954.60	0.049	JR	X	379
LaQuebrada2	849,207.59	1,039,112.59	2,954.55	0.037	JR	X	380
LaQuebrada2	849,204.15	1,039,109.80	2,954.47	0.041	JR	X	381
LaQuebrada2	849,200.28	1,039,107.19	2,954.33	0.06	JR	X	382
LaQuebrada2	849,197.94	1,039,104.82	2,954.76	0.344	JR	X	383
LaQuebrada2	849,195.03	1,039,101.87	2,954.69	0.153	JR	X	384
LaQuebrada2	849,191.21	1,039,099.28	2,954.73	0.042	JR	X	385
LaQuebrada2	849,188.37	1,039,096.95	2,954.73	0.211	JR	X	386
LaQuebrada2	849,185.57	1,039,093.45	2,955.12	0.02	JR	X	387
LaQuebrada2	849,184.59	1,039,089.00	2,955.27	0.223	JR	X	388
LaQuebrada2	849,184.31	1,039,085.01	2,955.41	0.131	JR	X	389
LaQuebrada2	849,182.39	1,039,081.10	2,955.83	0.065	JR	X	390
LaQuebrada2	849,181.09	1,039,077.52	2,955.72	0.236	JR	X	391
LaRamada	849,931.53	1,039,079.00	2,968.00	0.046	JR	X	154
LaRamada	849,737.67	1,039,087.04	2,969.93	0.058	LC	X	106
LaRamada	849,409.43	1,039,092.92	2,970.54	0.095	JR	X	164
LaRamada	849,407.44	1,039,092.01	2,969.14	0.06	JR	X	163
LaRamada	849,401.82	1,039,091.34	2,968.57	0.119	JR	X	162
LaRamada	849,400.69	1,039,084.73	2,968.83	0.831	JR	P	158
LaRamada	849,400.40	1,039,091.02	2,970.47	3.59	JR	P	157
LaRamada	849,400.34	1,039,096.31	2,970.19	1.075	JR	P	161
LaRamada	849,400.24	1,039,091.65	2,970.29	1.103	JR	P	160
LaRamada	849,400.12	1,039,087.97	2,970.34	2.73	JR	P	159
LaRamada	849,395.16	1,039,090.76	2,968.47	0.064	JR	X	156
LaRamada	849,393.43	1,039,090.61	2,968.51	0.174	JR	X	155
LaRamada	849,390.74	1,039,085.73	2,968.63	0.143	LC	P	150
LaRamada	849,388.47	1,039,092.56	2,972.75	0.882	JR	P	151
LaRamada	849,388.33	1,039,092.88	2,971.78	0.232	JR	P	153
LaRamada	849,388.20	1,039,089.75	2,969.51	0.047	JR	P	152
LaRamada	849,387.20	1,039,088.61	2,968.82	0.451	LC	X	149
LaRamada	849,384.99	1,039,091.18	2,969.76	1.239	LC	P	147
LaRamada	849,384.30	1,039,095.01	2,968.59	0.055	LC	P	148
LaRamada	849,384.00	1,039,068.09	2,981.21	0.705	LC	P	128
LaRamada	849,383.40	1,039,093.94	2,976.51	1.302	LC	P	122
LaRamada	849,383.21	1,039,094.11	2,976.27	18.8	LC	P	121
LaRamada	849,382.99	1,039,077.98	2,969.37	0.422	LC	X	115
LaRamada	849,382.75	1,039,082.66	2,969.79	0.37	LC	X	114
LaRamada	849,382.73	1,039,073.05	2,970.52	3.465	LC	P	116
LaRamada	849,382.71	1,039,059.29	2,977.33	2.54	LC	P	146
LaRamada	849,382.60	1,039,079.85	2,975.94	12.32	LC	P	124
LaRamada	849,382.60	1,039,062.04	2,975.13	0.936	LC	P	145
LaRamada	849,382.50	1,039,068.41	2,970.59	0.723	LC	X	117
LaRamada	849,382.45	1,039,087.86	2,968.34	0.099	LC	X	113
LaRamada	849,382.26	1,039,070.84	2,973.33	0.519	LC	P	125
LaRamada	849,382.18	1,039,069.71	2,977.70	0.236	LC	P	127
LaRamada	849,382.06	1,039,065.04	2,973.06	0.674	LC	P	144
LaRamada	849,382.04	1,039,067.83	2,971.15	0.224	LC	P	143
LaRamada	849,381.64	1,039,062.31	2,969.49	2.105	LC	P	118

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaRamada	849,381.60	1,039,072.03	2,977.40	1.455	LC	P	126
LaRamada	849,381.44	1,039,057.03	2,970.16	3.74	LC	P	119
LaRamada	849,381.08	1,039,098.47	2,970.31	0.716	JR	X	142
LaRamada	849,380.80	1,039,051.21	2,970.39	3.323	LC	P	120
LaRamada	849,380.35	1,039,110.67	2,970.29	0.059	JR	X	141
LaRamada	849,379.94	1,039,085.35	2,976.56	0.267	LC	P	123
LaRamada	849,379.78	1,039,091.76	2,969.41	0.063	LC	P	112
LaRamada	849,378.85	1,039,114.69	2,970.97	0.124	LC	X	140
LaRamada	849,378.66	1,039,133.58	2,975.74	8.04	JR	P	131
LaRamada	849,378.12	1,039,134.49	2,975.50	1.319	JR	P	132
LaRamada	849,377.91	1,039,088.01	2,968.22	0.158	LC	X	111
LaRamada	849,377.89	1,039,125.45	2,971.13	0.089	LC	P	138
LaRamada	849,377.87	1,039,145.05	2,971.49	0.344	LC	P	134
LaRamada	849,377.86	1,039,135.73	2,971.15	0.285	LC	P	136
LaRamada	849,377.81	1,039,130.25	2,970.83	0.039	LC	X	137
LaRamada	849,377.54	1,039,120.25	2,970.88	0.043	LC	X	139
LaRamada	849,377.39	1,039,142.03	2,971.57	2.212	LC	P	129
LaRamada	849,377.31	1,039,137.76	2,969.35	5.5	LC	P	130
LaRamada	849,377.00	1,039,145.74	2,971.55	0.619	LC	P	133
LaRamada	849,376.92	1,039,139.56	2,971.81	0.409	LC	X	135
LaRamada	849,374.08	1,039,086.92	2,968.38	0.091	LC	X	110
LaRamada	849,372.55	1,039,090.87	2,970.10	0.273	LC	P	107
LaRamada	849,372.47	1,039,094.14	2,969.75	0.205	LC	P	108
LaRamada	849,371.26	1,039,097.24	2,968.25	0.741	LC	P	109
LaRamada	849,369.17	1,039,086.32	2,968.20	0.064	LC	X	105
LaRamada	849,364.71	1,039,083.33	2,967.72	0.067	LC	X	104
LaRamada	849,362.21	1,039,076.40	2,973.53	0.223	LC	P	83
LaRamada	849,361.36	1,039,074.04	2,968.00	0.205	LC	P	80
LaRamada	849,361.00	1,039,084.26	2,967.52	0.054	LC	X	94
LaRamada	849,360.83	1,039,080.11	2,968.05	0.226	LC	P	81
LaRamada	849,360.38	1,039,077.77	2,970.00	0.172	LC	P	82
LaRamada	849,360.35	1,039,086.52	2,981.57	0.886	LC	P	102
LaRamada	849,360.15	1,039,083.67	2,969.23	0.23	LC	P	84
LaRamada	849,359.98	1,039,090.04	2,978.72	0.087	LC	P	98
LaRamada	849,359.94	1,039,083.15	2,969.32	0.082	LC	X	85
LaRamada	849,359.83	1,039,089.09	2,979.61	5.61	LC	P	101
LaRamada	849,358.96	1,039,091.40	2,979.95	10.29	LC	P	103
LaRamada	849,358.11	1,039,091.21	2,977.80	1.414	LC	P	100
LaRamada	849,357.16	1,039,083.31	2,967.48	0.082	LC	X	79
LaRamada	849,356.80	1,039,093.73	2,975.92	0.55	LC	P	99
LaRamada	849,356.31	1,039,095.29	2,976.23	4.606	LC	P	96
LaRamada	849,356.27	1,039,091.85	2,968.84	0.761	LC	P	86
LaRamada	849,356.02	1,039,095.19	2,969.36	0.628	LC	P	87
LaRamada	849,355.95	1,039,080.03	2,974.66	0.127	LC	X	93
LaRamada	849,355.67	1,039,096.34	2,969.38	0.149	LC	X	88
LaRamada	849,355.28	1,039,082.34	2,972.22	1.945	LC	P	92
LaRamada	849,355.19	1,039,095.45	2,968.98	0.043	LC	X	89
LaRamada	849,355.10	1,039,098.66	2,975.18	1.543	LC	P	97
LaRamada	849,354.97	1,039,099.02	2,976.15	1.746	LC	P	95
LaRamada	849,354.33	1,039,091.42	2,970.01	0.218	LC	P	73
LaRamada	849,354.32	1,039,091.97	2,970.27	0.627	LC	P	90
LaRamada	849,354.19	1,039,072.00	2,972.59	0.232	LC	P	69
LaRamada	849,354.13	1,039,073.36	2,970.69	0.109	LC	P	68
LaRamada	849,353.73	1,039,095.81	2,970.04	0.639	LC	P	75

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaRamada	849,353.65	1,039,079.82	2,970.53	1.839	LC	P	70
LaRamada	849,353.64	1,039,082.94	2,968.26	0.142	LC	X	71
LaRamada	849,353.32	1,039,084.33	2,969.70	4.279	LC	P	91
LaRamada	849,353.31	1,039,076.71	2,967.32	0.484	LC	X	64
LaRamada	849,353.09	1,039,091.47	2,968.58	0.057	LC	X	74
LaRamada	849,353.05	1,039,072.25	2,969.54	1.437	LC	P	65
LaRamada	849,352.97	1,039,083.01	2,967.32	0.055	LC	X	78
LaRamada	849,352.78	1,039,099.54	2,969.68	0.471	LC	P	77
LaRamada	849,352.60	1,039,080.05	2,967.17	1.325	LC	X	63
LaRamada	849,352.41	1,039,069.76	2,969.40	0.245	LC	P	66
LaRamada	849,352.18	1,039,097.73	2,969.86	0.951	LC	P	76
LaRamada	849,352.16	1,039,087.59	2,966.98	1.236	LC	P	72
LaRamada	849,351.98	1,039,082.96	2,968.78	0.19	AM	P	56
LaRamada	849,350.79	1,039,066.64	2,967.55	0.507	LC	P	67
LaRamada	849,350.60	1,039,081.92	2,968.73	0.389	LC	P	62
LaRamada	849,350.27	1,039,086.49	2,970.38	0.277	LC	P	59
LaRamada	849,349.82	1,039,085.65	2,968.98	0.112	LC	X	57
LaRamada	849,349.39	1,039,088.90	2,969.31	0.799	LC	P	61
LaRamada	849,348.78	1,039,085.92	2,967.67	3.181	LC	P	58
LaRamada	849,348.32	1,039,081.91	2,967.23	0.069	AM	X	55
LaRamada	849,347.68	1,039,091.78	2,969.22	0.079	LC	P	60
LaRamada	849,343.59	1,039,081.24	2,967.36	0.056	AM	X	54
LaRamada	849,341.18	1,039,073.08	2,968.30	1.144	AM	P	53
LaRamada	849,341.06	1,039,074.80	2,968.84	0.21	AM	P	52
LaRamada	849,340.06	1,039,080.73	2,968.58	0.24	AM	P	44
LaRamada	849,339.49	1,039,077.59	2,968.42	0.159	AM	P	51
LaRamada	849,339.09	1,039,080.85	2,968.56	0.651	AM	P	50
LaRamada	849,339.08	1,039,080.16	2,968.62	0.084	AM	X	43
LaRamada	849,338.19	1,039,083.45	2,968.68	14.96	AM	P	45
LaRamada	849,337.96	1,039,089.46	2,968.47	0.131	AM	P	47
LaRamada	849,337.57	1,039,085.96	2,968.68	11.14	AM	P	46
LaRamada	849,337.47	1,039,091.80	2,968.40	0.475	AM	P	48
LaRamada	849,336.54	1,039,093.33	2,968.52	0.127	AM	P	49
LaRamada	849,336.43	1,039,057.72	2,972.43	0.062	AM	P	40
LaRamada	849,335.61	1,039,059.41	2,970.60	0.045	AM	X	39
LaRamada	849,334.92	1,039,079.68	2,966.67	0.277	AM	X	42
LaRamada	849,334.72	1,039,061.83	2,969.06	0.074	AM	P	38
LaRamada	849,333.45	1,039,061.47	2,968.34	0.677	AM	P	37
LaRamada	849,332.94	1,039,062.09	2,968.07	0.605	AM	P	35
LaRamada	849,332.52	1,039,062.23	2,966.64	0.111	AM	P	36
LaRamada	849,332.48	1,039,066.74	2,968.11	1.746	AM	P	33
LaRamada	849,332.40	1,039,064.14	2,967.76	0.511	AM	P	34
LaRamada	849,331.76	1,039,070.18	2,967.74	0.336	AM	P	31
LaRamada	849,331.62	1,039,068.34	2,968.34	0.286	AM	P	32
LaRamada	849,330.72	1,039,073.18	2,968.40	0.271	AM	P	30
LaRamada	849,330.03	1,039,079.01	2,966.62	0.057	AM	X	41
LaRamada	849,328.00	1,039,078.24	2,968.09	0.34	AM	P	29
LaRamada	849,327.85	1,039,078.28	2,968.44	0.106	AM	P	19
LaRamada	849,327.25	1,039,081.17	2,968.18	0.612	AM	P	20
LaRamada	849,325.60	1,039,088.67	2,967.59	1.422	AM	P	22
LaRamada	849,325.58	1,039,078.00	2,966.65	0.028	AM	X	18
LaRamada	849,325.34	1,039,090.15	2,965.95	0.908	AM	X	24
LaRamada	849,325.29	1,039,084.93	2,968.29	1.387	AM	P	21
LaRamada	849,324.45	1,039,090.71	2,967.48	1.246	AM	P	23

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LaRamada	849,324.23	1,039,094.01	2,967.73	4.433	AM	P	25
LaRamada	849,323.77	1,039,098.65	2,968.00	0.51	AM	P	26
LaRamada	849,322.98	1,039,101.77	2,967.68	4.071	AM	P	27
LaRamada	849,322.39	1,039,103.69	2,967.13	0.728	AM	P	28
LaRamada	849,320.86	1,039,077.05	2,966.37	0.17	AM	X	17
LaRamada	849,318.21	1,039,074.23	2,969.78	0.12	AM	P	15
LaRamada	849,317.73	1,039,076.28	2,968.01	1.179	AM	P	14
LaRamada	849,317.41	1,039,078.98	2,967.35	0.018	AM	X	10
LaRamada	849,316.63	1,039,080.98	2,968.08	1.256	AM	P	11
LaRamada	849,316.34	1,039,075.83	2,967.56	0.188	AM	X	9
LaRamada	849,316.09	1,039,075.94	2,966.52	0.097	AM	X	16
LaRamada	849,315.33	1,039,085.84	2,967.77	0.236	AM	P	13
LaRamada	849,315.22	1,039,083.80	2,968.06	0.531	AM	P	12
LaRamada	849,311.22	1,039,075.27	2,966.45	0.525	AM	X	8
LaRamada	849,306.69	1,039,073.04	2,966.28	0.076	AM	X	7
LaRamada	849,304.53	1,039,073.81	2,967.27	0.15	AM	X	5
LaRamada	849,303.56	1,039,079.02	2,965.89	0.081	AM	X	6
LaRamada	849,301.94	1,039,073.29	2,966.26	0.087	AM	X	4
LaRamada	849,297.43	1,039,072.24	2,966.00	0.027	AM	X	3
LaRamada	849,293.39	1,039,071.33	2,965.75	0.025	AM	X	2
LaRamada	849,291.46	1,039,075.39	2,966.38	0.067	AM	X	1
LaRamada	849,288.57	1,039,070.55	2,965.82	0.047	AM	X	0
LaRamada2	849,331.38	1,039,072.84	2,969.63	0.612	LC	P	606
LaRamada2	849,329.70	1,039,077.57	2,968.66	0.152	LC	P	608
LaRamada2	849,329.45	1,039,077.70	2,969.15	1.397	LC	P	607
LaRamada2	849,326.99	1,039,070.01	2,980.33	0.08	LC	P	604
LaRamada2	849,326.58	1,039,086.88	2,971.83	0.109	LC	P	611
LaRamada2	849,326.05	1,039,089.12	2,971.00	0.808	LC	P	609
LaRamada2	849,325.77	1,039,072.97	2,976.17	0.052	LC	X	603
LaRamada2	849,325.24	1,039,091.78	2,972.69	0.184	LC	P	610
LaRamada2	849,324.12	1,039,075.08	2,972.80	0.079	LC	P	602
LaRamada2	849,322.64	1,039,077.44	2,969.48	0.054	LC	P	601
LaRamada2	849,321.43	1,039,079.07	2,967.13	0.092	LC	P	600
LaRamada2	849,316.42	1,039,081.54	2,968.70	0.079	LC	X	605
LasMelliza	849,146.06	1,039,327.78	2,938.68	0.039	0	x	1568
LasMelliza	849,144.60	1,039,332.02	2,931.75	0.044	0	x	1571
LasMelliza	849,144.19	1,039,333.29	2,928.50	0.082	0	x	1569
LasMelliza	849,143.20	1,039,332.33	2,927.89	0.032	0	x	1570
LasMelliza	849,142.91	1,039,329.45	2,933.17	0.15	0	x	1567
LasMelliza	849,142.20	1,039,324.88	2,939.01	0.069	0	x	1572
LasMelliza	849,141.18	1,039,331.17	2,925.70	0.156	0	x	1566
LasMelliza	849,136.40	1,039,329.37	2,919.30	0.028	0	x	1564
LasMelliza	849,132.44	1,039,330.57	2,916.41	0.064	0	x	1563
LasMelliza	849,129.14	1,039,330.19	2,916.01	0.032	0	x	1562
LasMelliza	849,126.67	1,039,329.44	2,916.26	0.041	0	x	1561
LasMelliza	849,125.88	1,039,323.75	2,916.26	0.042	CR	x	1556
LasMelliza	849,124.62	1,039,328.57	2,916.19	0.036	CR	x	1554
LasMelliza	849,123.96	1,039,330.09	2,916.26	0.022	0	x	1560
LasMelliza	849,123.41	1,039,319.21	2,916.12	0.092	CR	x	1557
LasMelliza	849,122.60	1,039,329.80	2,916.14	0.03	CR	x	1553
LasMelliza	849,121.34	1,039,330.78	2,916.12	0.04	CR	x	1552
LasMelliza	849,121.33	1,039,331.49	2,916.12	0.077	0	x	1551
LasMelliza	849,120.87	1,039,318.63	2,916.27	3.416	CR	p	1559
LasMelliza	849,120.84	1,039,318.50	2,916.43	0.069	0	x	1558

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LasMelliza	849,120.16	1,039,332.70	2,916.78	0.084	0	x	1550
LasMelliza	849,119.81	1,039,331.35	2,916.20	0.105	0	x	1574
LasMelliza	849,116.95	1,039,345.93	2,930.77	0.297	0	p	1735
LasMelliza	849,116.05	1,039,329.38	2,916.81	0.219	0	p	1575
LasMelliza	849,116.00	1,039,326.73	2,917.78	0.323	0	p	1576
LasMelliza	849,115.99	1,039,351.10	2,930.75	0.08	0	p	1736
LasMelliza	849,115.23	1,039,321.87	2,915.63	0.205	0	p	1578
LasMelliza	849,114.96	1,039,323.66	2,916.58	0.524	0	p	1577
LasMelliza	849,114.52	1,039,315.79	2,931.43	0.148	0	p	1730
LasMelliza	849,113.62	1,039,332.40	2,931.09	0.041	0	p	1734
LasMelliza	849,113.13	1,039,328.76	2,930.98	0.044	0	p	1733
LasMelliza	849,113.02	1,039,320.71	2,931.13	0.192	0	p	1731
LasMelliza	849,112.87	1,039,314.06	2,931.26	0.044	0	p	1729
LasMelliza	849,112.27	1,039,298.57	2,932.41	1.113	0	p	1718
LasMelliza	849,111.10	1,039,300.51	2,933.51	1.152	0	p	1719
LasMelliza	849,110.76	1,039,300.60	2,931.77	0.064	0	p	1723
LasMelliza	849,110.34	1,039,305.55	2,931.56	0.03	0	p	1726
LasMelliza	849,110.19	1,039,330.33	2,916.43	0.045	0	x	1580
LasMelliza	849,110.05	1,039,330.44	2,917.86	0.033	0	x	1581
LasMelliza	849,109.78	1,039,296.69	2,931.59	1.577	0	p	1717
LasMelliza	849,109.68	1,039,303.10	2,931.62	0.163	0	p	1725
LasMelliza	849,109.64	1,039,312.04	2,931.15	0.072	0	p	1728
LasMelliza	849,109.20	1,039,363.85	2,915.50	0.296	0	p	1548
LasMelliza	849,109.00	1,039,307.25	2,931.48	0.087	0	p	1727
LasMelliza	849,108.81	1,039,368.18	2,915.27	0.191	0	p	1547
LasMelliza	849,108.50	1,039,363.15	2,916.92	1.437	0	p	1549
LasMelliza	849,108.30	1,039,300.28	2,934.65	0.54	0	x	1721
LasMelliza	849,108.21	1,039,382.39	2,915.27	0.67	CR	p	1542
LasMelliza	849,108.18	1,039,371.08	2,915.33	0.437	CR	p	1546
LasMelliza	849,108.09	1,039,293.94	2,931.69	0.214	0	p	1716
LasMelliza	849,107.90	1,039,379.22	2,915.05	0.483	CR	p	1543
LasMelliza	849,107.82	1,039,374.02	2,915.18	0.272	CR	p	1545
LasMelliza	849,107.73	1,039,376.85	2,915.09	0.54	CR	p	1544
LasMelliza	849,106.66	1,039,327.80	2,919.56	0.16	0	p	1584
LasMelliza	849,106.45	1,039,299.36	2,936.65	2.046	0	p	1706
LasMelliza	849,106.13	1,039,300.48	2,937.80	1.28	0	x	1722
LasMelliza	849,105.66	1,039,329.12	2,917.32	0.224	0	p	1583
LasMelliza	849,105.46	1,039,295.10	2,931.71	0.329	0	p	1715
LasMelliza	849,104.82	1,039,328.14	2,917.83	0.532	0	p	1585
LasMelliza	849,104.81	1,039,327.11	2,915.61	0.044	0	x	1586
LasMelliza	849,104.14	1,039,331.90	2,916.45	0.132	0	x	1587
LasMelliza	849,104.04	1,039,389.52	2,915.14	0.303	0	p	1541
LasMelliza	849,103.81	1,039,278.92	2,925.09	1.475	0	p	1689
LasMelliza	849,103.53	1,039,392.11	2,914.94	0.279	0	p	1540
LasMelliza	849,103.00	1,039,283.52	2,924.39	0.175	0	p	1686
LasMelliza	849,103.00	1,039,276.81	2,927.64	5.51	0	p	1690
LasMelliza	849,102.73	1,039,279.51	2,920.98	2.97	0	p	1679
LasMelliza	849,102.50	1,039,276.73	2,920.67	0.906	0	p	1680
LasMelliza	849,102.48	1,039,280.59	2,922.61	1.032	0	p	1685
LasMelliza	849,102.21	1,039,274.73	2,920.35	3.231	0	p	1681
LasMelliza	849,102.02	1,039,272.24	2,921.24	7.28	0	p	1682
LasMelliza	849,101.88	1,039,294.48	2,931.75	2.59	0	p	1714
LasMelliza	849,101.82	1,039,284.87	2,925.96	0.062	0	p	1687
LasMelliza	849,101.24	1,039,297.40	2,932.05	0.06	0	p	1737

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LasMelliza	849,100.60	1,039,333.65	2,915.44	0.719	0	x	1588
LasMelliza	849,100.59	1,039,266.40	2,921.48	2.728	0	p	1683
LasMelliza	849,100.43	1,039,266.53	2,921.61	6.54	0	p	1694
LasMelliza	849,100.15	1,039,302.37	2,931.93	0.294	0	p	1738
LasMelliza	849,099.24	1,039,295.80	2,931.90	0.072	0	p	1713
LasMelliza	849,098.32	1,039,281.72	2,920.79	0.143	0	p	1678
LasMelliza	849,097.71	1,039,303.67	2,931.99	0.379	0	p	1739
LasMelliza	849,097.28	1,039,398.89	2,914.82	0.121	0	p	1537
LasMelliza	849,097.02	1,039,293.94	2,931.70	0.235	0	p	1712
LasMelliza	849,095.64	1,039,283.35	2,920.51	0.052	0	p	1677
LasMelliza	849,095.10	1,039,401.26	2,914.64	0.132	0	p	1536
LasMelliza	849,094.97	1,039,306.81	2,931.95	0.381	0	p	1741
LasMelliza	849,094.82	1,039,309.40	2,931.98	0.191	0	p	1742
LasMelliza	849,094.73	1,039,304.01	2,931.99	0.398	0	p	1740
LasMelliza	849,094.06	1,039,294.52	2,932.04	0.075	0	p	1711
LasMelliza	849,094.02	1,039,332.75	2,916.33	0.188	0	p	1589
LasMelliza	849,093.80	1,039,399.37	2,914.76	0.466	CR	p	1533
LasMelliza	849,093.59	1,039,333.51	2,916.95	0.038	0	x	1590
LasMelliza	849,093.29	1,039,402.45	2,914.75	0.184	CR	p	1532
LasMelliza	849,093.18	1,039,397.71	2,914.01	0.216	CR	p	1535
LasMelliza	849,092.14	1,039,276.74	2,929.43	0.056	0	x	1695
LasMelliza	849,091.88	1,039,292.34	2,932.16	0.135	0	p	1710
LasMelliza	849,091.79	1,039,284.10	2,920.65	0.026	0	p	1676
LasMelliza	849,091.54	1,039,409.15	2,914.53	0.455	CR	p	1530
LasMelliza	849,091.51	1,039,405.30	2,914.98	0.312	CR	p	1531
LasMelliza	849,091.17	1,039,404.92	2,913.31	0.035	0	p	1539
LasMelliza	849,090.34	1,039,279.21	2,926.58	0.201	0	x	1693
LasMelliza	849,090.33	1,039,412.06	2,914.56	0.1	CR	p	1529
LasMelliza	849,090.31	1,039,282.76	2,923.33	0.449	0	p	1691
LasMelliza	849,090.18	1,039,280.91	2,924.30	0.187	0	p	1692
LasMelliza	849,089.75	1,039,292.92	2,932.84	0.126	0	p	1708
LasMelliza	849,089.59	1,039,275.12	2,929.21	0.12	0	p	1696
LasMelliza	849,089.52	1,039,275.04	2,929.15	0.058	0	p	1697
LasMelliza	849,089.13	1,039,334.66	2,916.86	0.027	0	x	1591
LasMelliza	849,088.74	1,039,415.21	2,914.52	0.343	0	p	1528
LasMelliza	849,088.37	1,039,285.86	2,920.76	0.158	0	x	1675
LasMelliza	849,088.31	1,039,290.89	2,932.09	0.364	0	p	1707
LasMelliza	849,087.86	1,039,274.33	2,931.96	0.468	0	p	1699
LasMelliza	849,087.50	1,039,418.13	2,914.55	1.349	0	p	1527
LasMelliza	849,086.55	1,039,420.54	2,914.53	0.518	0	p	1526
LasMelliza	849,086.18	1,039,286.63	2,920.30	0.098	0	p	1674
LasMelliza	849,085.93	1,039,277.02	2,931.93	0.777	0	p	1700
LasMelliza	849,085.79	1,039,273.75	2,941.27	0.081	0	p	1660
LasMelliza	849,085.78	1,039,273.54	2,944.82	0.137	0	p	1656
LasMelliza	849,085.72	1,039,423.30	2,914.50	0.292	0	p	1524
LasMelliza	849,085.45	1,039,291.40	2,932.33	0.139	0	p	1705
LasMelliza	849,085.35	1,039,425.83	2,914.30	1.734	0	p	1523
LasMelliza	849,084.83	1,039,286.93	2,920.51	0.03	0	p	1673
LasMelliza	849,084.76	1,039,270.47	2,944.34	0.346	0	p	1655
LasMelliza	849,084.75	1,039,428.99	2,914.27	0.4	CR	p	1522
LasMelliza	849,084.73	1,039,284.93	2,931.69	0.566	0	p	1702
LasMelliza	849,084.72	1,039,289.04	2,931.67	0.462	0	p	1704
LasMelliza	849,084.70	1,039,334.84	2,915.59	0.055	0	x	1592
LasMelliza	849,084.57	1,039,281.70	2,931.97	0.751	0	p	1701

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LasMelliza	849,084.39	1,039,268.02	2,944.40	0.197	0	p	1653
LasMelliza	849,084.36	1,039,268.69	2,945.55	0.308	0	p	1654
LasMelliza	849,083.95	1,039,431.76	2,914.15	0.571	CR	p	1521
LasMelliza	849,083.62	1,039,269.27	2,941.50	0.038	0	p	1652
LasMelliza	849,083.28	1,039,434.04	2,914.17	0.98	CR	p	1520
LasMelliza	849,083.25	1,039,437.18	2,914.04	0.218	CR	p	1519
LasMelliza	849,083.22	1,039,286.97	2,932.06	0.515	0	p	1703
LasMelliza	849,082.75	1,039,289.32	2,920.06	0.078	0	p	1672
LasMelliza	849,082.09	1,039,269.94	2,939.24	0.065	0	p	1651
LasMelliza	849,082.06	1,039,272.08	2,938.46	0.056	0	p	1659
LasMelliza	849,081.86	1,039,333.59	2,917.53	1.71	0	p	1623
LasMelliza	849,081.85	1,039,332.10	2,917.74	4.369	0	p	1625
LasMelliza	849,081.79	1,039,440.25	2,913.99	0.093	CR	p	1518
LasMelliza	849,081.04	1,039,289.18	2,920.46	0.04	0	p	1671
LasMelliza	849,080.54	1,039,292.79	2,919.56	0.046	0	p	1670
LasMelliza	849,080.49	1,039,331.02	2,917.28	0.164	0	p	1626
LasMelliza	849,080.37	1,039,271.49	2,937.30	0.155	0	p	1650
LasMelliza	849,080.35	1,039,441.53	2,913.99	0.076	0	p	1517
LasMelliza	849,079.70	1,039,335.75	2,917.24	0.032	0	x	1593
LasMelliza	849,079.60	1,039,443.41	2,913.85	0.374	0	p	1538
LasMelliza	849,079.46	1,039,327.82	2,917.29	1.192	0	p	1627
LasMelliza	849,079.01	1,039,304.34	2,925.46	0.067	0	p	1667
LasMelliza	849,078.75	1,039,462.74	2,912.77	0.103	MO	p	1493
LasMelliza	849,078.54	1,039,303.56	2,923.68	0.048	0	p	1666
LasMelliza	849,078.40	1,039,453.38	2,913.70	0.534	0	p	1513
LasMelliza	849,078.30	1,039,448.13	2,913.67	0.047	0	p	1515
LasMelliza	849,077.99	1,039,262.49	2,939.22	0.054	0	p	1648
LasMelliza	849,077.97	1,039,449.72	2,913.91	0.092	0	p	1514
LasMelliza	849,077.72	1,039,456.66	2,913.50	0.215	MO	p	1495
LasMelliza	849,077.64	1,039,294.48	2,919.38	0.037	0	p	1669
LasMelliza	849,077.50	1,039,325.71	2,917.47	0.566	0	p	1628
LasMelliza	849,077.37	1,039,263.87	2,937.28	0.046	0	p	1646
LasMelliza	849,077.36	1,039,303.30	2,922.64	1.017	0	p	1640
LasMelliza	849,077.35	1,039,460.19	2,913.10	0.227	MO	p	1494
LasMelliza	849,077.23	1,039,301.38	2,920.05	0.883	0	p	1664
LasMelliza	849,076.68	1,039,322.88	2,917.62	0.69	0	p	1629
LasMelliza	849,076.04	1,039,298.69	2,919.43	0.047	0	p	1668
LasMelliza	849,076.02	1,039,454.84	2,912.82	0.475	CR	x	1496
LasMelliza	849,075.65	1,039,270.83	2,933.26	0.128	0	p	1649
LasMelliza	849,075.55	1,039,266.75	2,934.94	0.049	0	p	1645
LasMelliza	849,075.20	1,039,320.50	2,917.97	0.659	0	p	1630
LasMelliza	849,074.33	1,039,270.69	2,932.23	0.427	0	p	1644
LasMelliza	849,073.77	1,039,449.71	2,913.38	0.122	CR	x	1499
LasMelliza	849,073.62	1,039,335.13	2,917.67	0.263	0	x	1594
LasMelliza	849,073.19	1,039,273.18	2,929.66	0.319	0	p	1643
LasMelliza	849,073.11	1,039,318.06	2,917.25	0.393	0	p	1632
LasMelliza	849,072.97	1,039,337.52	2,915.94	0.068	0	x	1596
LasMelliza	849,072.42	1,039,275.78	2,927.44	0.121	0	p	1642
LasMelliza	849,072.41	1,039,447.24	2,913.39	0.135	MO	x	1500
LasMelliza	849,071.97	1,039,278.34	2,925.15	0.236	0	p	1641
LasMelliza	849,071.85	1,039,316.32	2,917.09	2.978	0	p	1633
LasMelliza	849,071.38	1,039,300.64	2,918.98	0.042	0	x	1637
LasMelliza	849,070.75	1,039,291.73	2,919.40	0.56	0	p	1638
LasMelliza	849,070.75	1,039,338.15	2,915.93	0.2	0	x	1597

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LasMelliza	849,070.52	1,039,444.44	2,913.52	0.216	MO	x	1502
LasMelliza	849,070.12	1,039,313.76	2,916.96	0.148	0	p	1634
LasMelliza	849,070.09	1,039,318.65	2,916.98	0.029	0	p	1617
LasMelliza	849,069.95	1,039,320.71	2,918.29	0.069	0	p	1616
LasMelliza	849,069.39	1,039,286.58	2,919.40	3.079	0	p	1639
LasMelliza	849,068.30	1,039,301.35	2,918.97	0.14	0	x	1636
LasMelliza	849,067.25	1,039,439.14	2,914.01	0.126	MO	x	1503
LasMelliza	849,067.01	1,039,323.04	2,918.27	0.03	0	p	1615
LasMelliza	849,066.90	1,039,334.57	2,924.71	0.08	0	p	1610
LasMelliza	849,066.84	1,039,325.75	2,917.92	0.032	0	p	1614
LasMelliza	849,066.78	1,039,321.66	2,918.18	0.064	0	p	1618
LasMelliza	849,066.51	1,039,333.95	2,925.72	0.13	0	p	1611
LasMelliza	849,066.16	1,039,338.19	2,920.55	0.717	0	p	1607
LasMelliza	849,065.81	1,039,303.53	2,918.71	0.116	0	x	1635
LasMelliza	849,065.80	1,039,335.40	2,920.35	0.769	0	p	1606
LasMelliza	849,065.79	1,039,328.59	2,917.81	0.187	0	p	1613
LasMelliza	849,065.70	1,039,436.24	2,913.95	0.478	CR	x	1506
LasMelliza	849,065.10	1,039,336.78	2,917.84	0.068	0	p	1605
LasMelliza	849,064.94	1,039,304.01	2,918.21	0.853	0	p	1622
LasMelliza	849,064.44	1,039,339.80	2,924.88	0.349	0	p	1609
LasMelliza	849,064.16	1,039,317.39	2,918.52	0.56	0	p	1619
LasMelliza	849,063.99	1,039,334.36	2,917.57	0.281	0	p	1612
LasMelliza	849,063.86	1,039,309.15	2,918.93	0.065	0	p	1621
LasMelliza	849,063.79	1,039,433.32	2,914.08	0.099	CR	x	1507
LasMelliza	849,063.56	1,039,314.60	2,918.57	0.613	0	p	1620
LasMelliza	849,061.79	1,039,430.42	2,914.09	0.196	MO	x	1508
LasMelliza	849,061.79	1,039,340.74	2,916.24	0.083	0	x	1598
LasMelliza	849,059.96	1,039,427.78	2,914.24	0.236	MO	x	1509
LasMelliza	849,058.45	1,039,425.56	2,914.28	0.227	CR	x	1510
LasMelliza	849,058.07	1,039,275.28	2,920.19	0.355	0	p	1661
LasMelliza	849,057.13	1,039,340.89	2,916.19	0.074	0	x	1599
LasMelliza	849,056.77	1,039,423.16	2,914.27	0.03	CR	x	1511
LasMelliza	849,056.64	1,039,424.30	2,913.68	0.021	CR	x	1512
LasMelliza	849,054.40	1,039,270.75	2,920.62	0.138	0	p	1662
LasMelliza	849,052.48	1,039,339.59	2,916.34	0.137	0	x	1600
LasMelliza	849,051.78	1,039,268.05	2,920.33	0.274	0	p	1663
LasMelliza	849,048.71	1,039,337.23	2,917.72	0.277	0	x	1601
LasMelliza	849,044.84	1,039,334.85	2,917.85	0.064	0	x	1603
LasMelliza	849,042.73	1,039,333.34	2,918.43	0.062	0	x	1604
LasMelliza2	849,100.14	1,039,260.52	2,921.48	0.26	0	p	2015
LasMelliza2	849,083.61	1,039,291.18	2,931.95	172.99	0	p	2016
LasMelliza2	849,051.68	1,039,266.97	2,921.16	3.777	0	p	2014
LasPiscina	849,147.00	1,039,407.04	2,927.32	0.12	MO	x	1246
LasPiscina	849,142.69	1,039,404.98	2,927.18	0.26	MO	x	1247
LasPiscina	849,139.60	1,039,399.43	2,928.26	0.323	MO	x	1249
LasPiscina	849,139.47	1,039,401.81	2,927.19	0.116	MO	x	1248
LasPiscina	849,138.85	1,039,399.05	2,928.16	0.268	MO	x	1250
LasPiscina	849,137.99	1,039,392.93	2,928.37	0.671	MO	x	1251
LasPiscina	849,135.08	1,039,390.30	2,928.47	0.514	MO	x	1252
LasPiscina	849,134.34	1,039,387.29	2,928.49	0.336	MO	x	1254
LasPiscina	849,132.63	1,039,379.81	2,928.98	0.325	MO	p	1257
LasPiscina	849,132.45	1,039,384.78	2,928.58	0.167	MO	x	1255
LasPiscina	849,131.62	1,039,383.63	2,928.95	0.054	MO	x	1262
LasPiscina	849,131.08	1,039,378.56	2,929.16	0.236	MO	p	1258

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
LasPiscina	849,127.70	1,039,383.10	2,927.59	0.3	MO	p	1256
LasPiscina	849,124.80	1,039,376.32	2,929.65	0.655	MO	p	1260
LasPiscina	849,123.66	1,039,383.66	2,927.77	0.18	MO	x	1263
LasPiscina	849,119.13	1,039,373.14	2,928.37	0.539	MO	p	1261
LasPiscina	849,119.11	1,039,383.86	2,927.85	0.214	MO	x	1264
LasPiscina	849,115.14	1,039,377.91	2,929.74	0.461	MO	p	1268
LasPiscina	849,114.93	1,039,380.94	2,929.44	0.416	MO	p	1267
LasPiscina	849,114.62	1,039,384.02	2,928.10	0.211	MO	x	1265
LasPiscina	849,111.79	1,039,384.06	2,928.38	0.75	MO	x	1266
LaTravesía	849,345.51	1,039,050.68	2,975.40	3.343	LC	P	589
LaTravesía	849,345.43	1,039,057.43	2,980.25	0.101	LC	P	597
LaTravesía	849,345.29	1,039,048.27	2,975.88	0.951	LC	P	588
LaTravesía	849,345.15	1,039,064.17	2,980.18	0.177	LC	P	595
LaTravesía	849,344.95	1,039,052.44	2,979.82	4.132	LC	P	599
LaTravesía	849,344.71	1,039,055.09	2,979.72	0.155	LC	P	598
LaTravesía	849,344.47	1,039,053.44	2,975.29	0.188	LC	P	590
LaTravesía	849,344.42	1,039,060.84	2,980.29	0.1	LC	P	596
LaTravesía	849,343.86	1,039,062.49	2,978.25	0.344	LC	P	594
LaTravesía	849,343.71	1,039,059.33	2,975.14	0.105	LC	P	592
LaTravesía	849,343.37	1,039,061.65	2,976.37	0.427	LC	P	593
LaTravesía	849,343.32	1,039,056.01	2,975.62	0.695	LC	P	591
MinaNueva	849,315.16	1,039,432.55	2,936.57	0.075	CR	x	1309
MinaNueva	849,314.47	1,039,431.07	2,936.96	0.103	CR	x	1308
MinaNueva	849,311.84	1,039,431.90	2,937.07	0.073	CR	x	1306
MinaNueva	849,308.61	1,039,431.28	2,936.77	0.047	CR	x	1305
MinaNueva	849,305.62	1,039,432.05	2,936.62	0.041	CR	x	1304
MinaNueva	849,301.29	1,039,431.70	2,936.34	0.041	CR	x	1302
MinaNueva	849,296.84	1,039,431.55	2,935.93	0.04	CR	x	1301
MinaNueva	849,292.12	1,039,431.44	2,935.63	0.042	CR	x	1300
MinaNueva	849,287.87	1,039,431.33	2,935.44	0.061	CR	x	1299
MinaNueva	849,281.39	1,039,429.74	2,933.81	0.04	CR	x	1298
MinaNueva	849,278.08	1,039,428.41	2,934.49	0.028	CR	x	1297
MinaNueva	849,275.35	1,039,429.79	2,934.83	0.353	CR	x	1296
MinaNueva	849,271.97	1,039,430.59	2,934.38	0.028	CR	x	1295
MinaNueva	849,269.00	1,039,433.38	2,934.09	0.065	CR	x	1294
MinaNueva	849,265.33	1,039,433.04	2,933.86	0.085	CR	x	1293
MinaNueva	849,261.53	1,039,433.91	2,933.82	0.167	CR	x	1291
MinaNueva	849,258.61	1,039,434.18	2,933.42	0.082	CR	x	1290
MinaNueva	849,255.25	1,039,433.25	2,933.39	0.078	CR	x	1289
MinaNueva	849,251.98	1,039,434.48	2,933.47	0.025	CR	x	1288
MinaNueva	849,247.95	1,039,433.67	2,933.20	0.553	CR	x	1287
MinaNueva	849,243.54	1,039,433.19	2,932.85	0.169	CR	x	1286
MinaNueva	849,239.38	1,039,432.06	2,932.72	0.103	CR	x	1285
MinaNueva	849,234.66	1,039,430.85	2,932.55	0.127	CR	x	1284
MinaNueva	849,230.30	1,039,429.51	2,932.37	0.174	CR	x	1283
MinaNueva	849,226.00	1,039,428.64	2,932.18	0.183	CR	x	1282
MinaNueva	849,221.83	1,039,427.20	2,931.81	0.708	CR	x	1281
MinaNueva	849,217.38	1,039,425.73	2,931.63	0.154	CR	x	1280
MinaNueva	849,213.17	1,039,424.56	2,931.28	0.084	CR	x	1279
MinaNueva	849,208.79	1,039,420.82	2,929.92	0.089	CR	p	1278
MinaNueva	849,207.16	1,039,423.13	2,931.02	0.088	CR	x	1276
MinaNueva	849,206.62	1,039,424.86	2,929.87	0.19	CR	p	1277
MinaNueva	849,205.28	1,039,422.88	2,930.80	0.191	CR	x	1275
MinaNueva	849,200.83	1,039,421.45	2,930.61	0.184	CR	x	1274

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
MinaNueva	849,196.55	1,039,420.27	2,930.37	0.706	CR	x	1273
MinaNueva	849,192.08	1,039,418.71	2,930.25	0.32	CR	x	1271
MinaNueva	849,187.69	1,039,417.51	2,929.87	0.132	CR	x	1270
MinaNueva	849,182.84	1,039,416.17	2,929.70	0.526	CR	x	1269
Morales	849,330.67	1,038,995.03	2,990.00	0.495	AM	X	612
Morales	849,326.23	1,038,994.19	2,990.19	0.061	AM	X	613
Morales	849,322.56	1,038,991.64	2,990.32	0.112	AM	X	614
Morales	849,319.23	1,038,990.66	2,990.26	0.151	AM	X	615
Morales	849,316.37	1,038,991.69	2,990.66	1.639	JR	P	634
Morales	849,315.19	1,038,990.44	2,990.16	0.125	AM	X	616
Morales	849,313.87	1,038,994.26	2,991.12	1.342	JR	P	637
Morales	849,312.58	1,038,997.58	2,991.86	0.425	JR	P	638
Morales	849,312.24	1,038,986.81	2,994.46	0.576	AM	P	618
Morales	849,311.17	1,038,999.83	2,992.15	20.4	JR	P	640
Morales	849,311.07	1,039,000.33	2,992.28	0.98	JR	P	639
Morales	849,310.80	1,038,992.02	2,990.37	0.05	AM	X	617
Morales	849,310.71	1,039,001.90	2,990.50	0.186	JR	P	635
Morales	849,310.63	1,038,983.32	2,991.31	0.096	JR	P	624
Morales	849,310.56	1,038,983.69	2,991.27	0.475	JR	P	625
Morales	849,309.49	1,039,003.75	2,990.68	1.285	JR	P	636
Morales	849,308.95	1,038,993.40	2,993.08	2.757	JR	P	627
Morales	849,308.87	1,038,993.58	2,993.13	1.286	JR	P	628
Morales	849,308.87	1,038,991.54	2,993.03	1.101	JR	P	626
Morales	849,308.19	1,038,995.43	2,994.02	0.598	JR	P	629
Morales	849,307.29	1,038,993.17	2,990.42	0.45	AM	X	619
Morales	849,307.18	1,038,998.08	2,992.80	1.129	JR	P	630
Morales	849,305.59	1,039,001.91	2,992.57	1.941	JR	P	631
Morales	849,304.34	1,039,004.19	2,991.33	1.38	JR	P	632
Morales	849,303.56	1,038,993.02	2,990.83	0.126	AM	X	620
Morales	849,302.26	1,039,007.24	2,989.93	1.243	JR	P	633
Morales	849,299.15	1,038,992.76	2,990.90	0.041	AM	X	621
Morales	849,295.58	1,038,993.72	2,990.94	0.198	AM	X	622
Morales	849,292.42	1,038,994.06	2,990.76	0.053	AM	X	623
SanAlberto	849,242.58	1,039,053.37	2,966.88	0.072	LC-AM	X	296
SanAlberto	849,238.47	1,039,051.04	2,966.57	0.112	LC-AM	X	297
SanAlberto	849,234.81	1,039,049.17	2,966.85	0.716	LC-AM	X	298
SanAlberto	849,230.29	1,039,047.98	2,966.99	0.071	LC-AM	X	299
SanAlberto	849,226.31	1,039,046.64	2,967.22	0.05	LC-AM	X	300
SanAlberto	849,222.48	1,039,045.49	2,967.48	0.019	LC-AM	X	301
SanAlberto	849,219.04	1,039,043.77	2,967.70	0.157	LC-AM	X	302
SanAlberto	849,219.01	1,039,038.91	2,970.44	1.528	LC	P	353
SanAlberto	849,215.21	1,039,042.00	2,967.92	0.035	LC-AM	X	303
SanAlberto	849,214.41	1,039,039.28	2,968.28	0.067	LC	X	352
SanAlberto	849,213.66	1,039,038.01	2,968.89	0.086	LC	P	349
SanAlberto	849,213.56	1,039,035.22	2,968.17	0.085	LC	P	350
SanAlberto	849,212.90	1,039,039.99	2,967.90	0.087	LC	X	351
SanAlberto	849,211.85	1,039,039.67	2,968.25	0.083	LC-AM	X	304
SanAlberto	849,211.43	1,039,061.97	2,976.07	1.05	LC-AM	P	371
SanAlberto	849,211.41	1,039,038.57	2,967.92	0.675	LC	P	348
SanAlberto	849,211.22	1,039,053.73	2,971.75	10.27	LC-AM	P	370
SanAlberto	849,209.57	1,039,039.74	2,968.29	0.046	LC-AM	X	305
SanAlberto	849,208.82	1,039,048.47	2,967.38	0.265	LC	X	354
SanAlberto	849,207.73	1,039,049.29	2,968.78	2.133	LC	P	355
SanAlberto	849,207.53	1,039,057.04	2,970.11	4.488	LC	P	359

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
SanAlberto	849,207.50	1,039,068.12	2,978.05	0.693	LC	P	365
SanAlberto	849,206.74	1,039,069.73	2,979.39	1.202	LC	P	366
SanAlberto	849,206.74	1,039,065.93	2,975.56	1.544	LC	P	364
SanAlberto	849,206.64	1,039,051.10	2,968.79	2.08	LC	P	356
SanAlberto	849,206.51	1,039,054.91	2,968.26	0.177	LC	P	358
SanAlberto	849,206.40	1,039,053.71	2,967.73	0.441	LC	P	357
SanAlberto	849,206.29	1,039,060.18	2,972.31	0.311	LC	P	360
SanAlberto	849,206.22	1,039,054.60	2,969.70	0.294	LC-AM	P	369
SanAlberto	849,206.20	1,039,038.20	2,967.99	0.304	LC-AM	X	306
SanAlberto	849,206.03	1,039,071.49	2,978.73	2.714	LC	P	367
SanAlberto	849,205.83	1,039,064.83	2,974.31	0.69	LC	P	363
SanAlberto	849,205.49	1,039,074.04	2,978.75	1.736	LC	P	368
SanAlberto	849,205.44	1,039,062.72	2,973.15	0.123	LC	P	361
SanAlberto	849,205.20	1,039,063.72	2,973.74	0.801	LC	P	362
SanAlberto	849,202.44	1,039,037.18	2,968.72	0.128	LC-AM	X	307
SanAlberto	849,198.81	1,039,035.68	2,968.74	0.119	LC-AM	X	308
SanAlberto	849,195.18	1,039,034.00	2,968.95	0.053	LC-AM	X	309
SanAlberto	849,191.62	1,039,032.76	2,969.00	0.09	LC-AM	X	310
SanAlberto	849,189.52	1,039,024.17	2,970.54	1.145	LC-AM	P	345
SanAlberto	849,189.08	1,039,032.84	2,969.33	0.216	LC-AM	P	347
SanAlberto	849,188.84	1,039,031.79	2,969.37	0.098	LC-AM	X	311
SanAlberto	849,188.83	1,039,029.67	2,971.10	0.367	LC-AM	P	344
SanAlberto	849,188.40	1,039,030.42	2,969.80	0.884	LC-AM	P	343
SanAlberto	849,187.95	1,039,023.65	2,968.19	0.052	LC-AM	P	346
SanAlberto	849,184.66	1,039,029.76	2,969.28	0.386	LC-AM	X	312
SanAlberto	849,181.14	1,039,028.79	2,969.38	0.236	LC-AM	X	313
SanAlberto	849,177.40	1,039,027.53	2,969.42	0.256	LC-AM	P	314
SanAlberto	849,174.15	1,039,025.69	2,969.66	0.09	LC-AM	X	315
SanAlberto	849,170.36	1,039,020.92	2,969.02	0.487	LC-AM	P	316
SanAlberto	849,168.55	1,039,023.13	2,969.50	0.769	LC-AM	X	317
SanAlberto	849,168.21	1,039,029.90	2,968.48	0.454	LC	P	342
SanAlberto	849,164.74	1,039,021.77	2,969.87	0.081	LC-AM	X	318
SanAlberto	849,160.22	1,039,020.91	2,970.13	0.049	LC-AM	X	319
SanAlberto	849,155.94	1,039,019.43	2,970.35	0.363	LC-AM	X	320
SanAlberto	849,151.11	1,039,018.97	2,970.46	0.181	LC-AM	X	321
SanAlberto	849,146.61	1,039,018.67	2,970.24	0.107	LC-AM	X	322
SanAlberto	849,142.08	1,039,018.82	2,970.13	0.082	LC-AM	X	323
SanAlberto	849,137.34	1,039,019.24	2,970.20	0.035	LC-AM	X	324
SanAlberto	849,132.35	1,039,019.47	2,970.16	0.083	LC-AM	X	325
SanAlberto	849,127.67	1,039,020.10	2,970.24	0.084	LC-AM	X	326
SanAlberto	849,122.75	1,039,020.48	2,970.33	0.14	LC-AM	X	327
SanAlberto	849,118.31	1,039,021.80	2,970.52	0.277	LC-AM	X	328
SanAlberto	849,114.29	1,039,023.99	2,970.65	0.051	LC-AM	X	329
SanAlberto	849,110.11	1,039,025.83	2,970.61	0.201	LC-AM	X	330
SanAlberto	849,095.92	1,039,026.28	2,969.29	1.025	LC-AM	P	340
SanAlberto	849,095.67	1,039,028.81	2,971.67	0.302	LC-AM	P	341
SanAlberto	849,091.17	1,039,034.67	2,971.38	0.093	LC-AM	P	331
SanAlberto	849,086.98	1,039,035.90	2,971.46	0.039	LC-AM	X	332
SanAlberto	849,085.25	1,039,035.40	2,971.57	0.09	LC-AM	X	333
SanAlberto	849,081.25	1,039,032.73	2,971.13	0.068	LC-AM	X	334
SanAlberto	849,074.64	1,039,029.21	2,971.47	0.079	LC-AM	X	335
SanAlberto	849,073.64	1,039,030.16	2,972.92	0.064	LC-AM	X	336
SanAlberto	849,071.36	1,039,030.78	2,972.32	0.134	LC-AM	P	337
SanAlberto	849,071.16	1,039,031.03	2,972.50	0.095	LC-AM	X	338

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
SanAlberto	849,070.57	1,039,032.58	2,974.25	0.429	LC-AM	P	339
Tobogán1	849,328.23	1,039,076.95	2,990.01	4.59	JR	P	641
Tobogán1	849,327.63	1,039,073.55	2,988.85	16.18	JR	P	642
Tobogán1	849,327.51	1,039,074.49	2,988.76	0.339	LC	X	586
Tobogán1	849,327.11	1,039,066.07	2,986.74	0.582	LC	X	585
Tobogán1	849,326.25	1,039,071.27	2,983.08	0.278	LC	X	587
El Vagón	849,021.80	1,039,373.20	2,949.72	617
El Vagón	849,021.54	1,039,396.21	2,953.05	1111
El Vagón	849,021.48	1,039,367.62	2,952.31	706
El Vagón	849,020.92	1,039,365.89	2,951.47	2044
El Vagón	849,019.75	1,039,365.99	2,950.50	681
El Vagón	849,019.02	1,039,362.82	2,950.55	315
El Vagón	849,016.27	1,039,332.87	2,965.88	78
El Vagón	849,017.65	1,039,332.11	2,965.97	2725
El Vagón	849,017.64	1,039,332.11	2,965.99	6590
El Vagón	849,017.45	1,039,330.33	2,966.95	149
El Vagón	849,018.85	1,039,328.96	2,968.65	394
El Vagón	849,018.43	1,039,328.49	2,968.61	276
El Vagón	848,990.85	1,039,318.32	2,961.99	1097
El Vagón	848,990.93	1,039,317.93	2,960.52	56
El Vagón	848,993.39	1,039,319.59	2,960.53	191
El Vagón	848,994.79	1,039,321.62	2,960.49	51
El Vagón	848,997.23	1,039,321.15	2,960.26	115
El Vagón	849,005.30	1,039,322.03	2,960.23	142
El Vagón	849,007.19	1,039,320.42	2,959.92	465
El Vagón	849,009.53	1,039,320.95	2,959.82	60
El Vagón	849,009.60	1,039,318.21	2,960.23	161
El Vagón	849,036.24	1,039,315.77	2,966.50	1291
El Vagón	849,007.16	1,039,315.13	2,960.48	276
El Vagón	849,004.75	1,039,313.82	2,960.54	294
El Vagón	849,003.26	1,039,310.17	2,961.08	106
El Vagón	849,000.11	1,039,306.73	2,961.10	764
El Vagón	848,997.22	1,039,304.28	2,960.95	36
El Vagón	848,996.69	1,039,303.57	2,969.17	35
El Vagón	849,000.32	1,039,303.36	2,968.32	60
El Vagón	849,003.06	1,039,301.75	2,968.80	154
El Vagón	849,006.89	1,039,300.74	2,968.54	357
El Vagón	849,010.05	1,039,298.71	2,968.75	135
El Vagón	849,011.00	1,039,320.75	2,960.11	290
El Vagón	849,015.89	1,039,320.91	2,959.32	492
El Vagón	849,023.28	1,039,320.29	2,959.24	50
El Vagón	849,027.24	1,039,318.17	2,959.38	226
El Vagón	849,029.88	1,039,319.13	2,959.74	370
El Vagón	849,028.72	1,039,318.92	2,958.09	1426
El Vagón	849,029.53	1,039,315.06	2,958.95	409
El Vagón	849,027.83	1,039,308.17	2,959.00	524
El Vagón	849,027.24	1,039,303.82	2,959.54	1416
El Vagón	849,027.78	1,039,298.92	2,959.75	403
El Vagón	849,028.13	1,039,298.25	2,959.56	804
El Vagón	849,031.03	1,039,316.54	2,959.24	926
El Vagón	849,036.29	1,039,315.27	2,959.06	438
El Vagón	849,037.43	1,039,314.17	2,959.51	515
El Vagón	849,036.89	1,039,315.03	2,959.42	347
El Vagón	849,040.83	1,039,311.02	2,959.45	584

Sample Database
January 2011

HoleID	East	North	Elev	Au(ppm)	Geo	SamTyp	Samp No
El Vagón	849,040.79	1,039,311.40	2,959.27	598
El Vagón	849,039.92	1,039,313.88	2,958.25	298
El Vagón	849,045.08	1,039,312.30	2,958.03	241
El Vagón	849,048.79	1,039,313.79	2,958.21	104
El Vagón	849,051.13	1,039,312.19	2,958.49	201
El Vagón	849,051.90	1,039,309.63	2,958.44	364
El Vagón	849,050.96	1,039,309.59	2,956.26	1465
El Vagón	849,054.00	1,039,313.05	2,954.16	695
El Vagón	849,055.86	1,039,313.07	2,954.56	4020
El Vagón	849,057.64	1,039,313.61	2,953.36	3100
El Vagón	849,059.90	1,039,318.53	2,954.25	9690
El Vagón	849,057.42	1,039,318.34	2,954.16	6250
El Barranco	848,909.69	1,039,337.79	2,993.47	706
El Barranco	848,909.12	1,039,336.34	2,993.75	365
El Barranco	848,910.47	1,039,334.28	2,993.87	1822
El Barranco	848,910.32	1,039,332.30	2,994.10	2206

Sample Database - Outcrop Samples

January 2011

HoleId	East	North	Elev	Au(ppm)	SamType	Samp No
OUTCROP	849085	1038202	3132	0.005	-1	811
OUTCROP	849118	1038540	3068	0.005	-1	812
OUTCROP	849293	1038129	3148	0.005	-1	813
OUTCROP	849671	1038671	3084	0.005	-1	814
OUTCROP	849620	1038699	3048	0.005	-1	815
OUTCROP	849562	1038778	3033	0.005	-1	816
OUTCROP	849345	1039204	2966	0.095	-1	817
OUTCROP	849471	1039135	3081	0.005	-1	818
OUTCROP	849344	1039433	3101	0.005	-1	819
OUTCROP	849054	1039536	2975	0.005	-1	820
OUTCROP	849054	1039536	2976	0.018	-1	821
OUTCROP	849022	1039567	2977	0.025	-1	822
OUTCROP	849022	1039567	2977	2.378	-1	823
OUTCROP	848873	1039628	2945	0.021	-1	824
OUTCROP	848622	1038985	2960	0.242	-1	825
OUTCROP	848881	1038461	3091	0.005	-1	826
OUTCROP	848980	1039382	2996	0.032	-1	827

Sample Database - Sediment Samples

January 2011

HoleId	East	North	Elev	Au(ppm)	SamType	Samp No
SEDIMENTS	849141	1038737	3029	0.19	-1	800
SEDIMENTS	849035	1038319	3082	0.085	-1	801
SEDIMENTS	849210	1038930	3010	0.77	-1	802
SEDIMENTS	849173	1038827	3033	0.181	-1	803
SEDIMENTS	849122	1038646	3047	0.059	-1	804
SEDIMENTS	849118	1038540	3068	0.099	-1	805
SEDIMENTS	849078	1038442	3079	0.082	-1	806
SEDIMENTS	849252	1039042	3002	0.141	-1	807
SEDIMENTS	849154	1038160	3119	0.039	-1	808
SEDIMENTS	849081	1038234	3101	0.114	-1	809
SEDIMENTS	849129	1038583	3057	0.048	-1	810

Appendix A

Rio Novo Gold Inc.
Toldafria Project	NI 43-101 Technical Report

APPENDIX B

CVME QA/QC Report

(in Spanish)

May 31, 2011

APPENDIX B

Programa QA/QC

1.1	Muestras de control de calidad

1.1.1	Estándares (CSRM)

Muestras con contenidos del elemento a analizar conocidos (media y error aceptados) certificadas por laboratorios internacionales, utilizadas para comprobar la exactitud (“accuracy”) del laboratorio. La exactitud es el grado en que un análisis se acerca a la concentración verdadera.

1.1.1.1	OREAS 60b

Sample number	Standard	Date	Date	Au g/t
933	Oreas 60b	16/07/2010	16-07-10	2,593
1005	Oreas 60b	23/07/2010	23-07-10	2,674
1071	Oreas 60b	16/08/2010	16-08-10	2,542
1136	Oreas 60b	28/08/2010	28-08-10	2,643
1225	Oreas 60b	27/09/2010	27-09-10	2,532
1307	Oreas 60b	06/10/2010	06-10-10	2,488
1374	Oreas 60b	11/09/2010	11-09-10	2,626
1453	Oreas 60b	22/09/2010	22-09-10	2,539
1534	Oreas 60b	11/10/2010	11-10-10	2,541
1608	Oreas 60b	21/10/2010	21-10-10	2,517
1688	Oreas 60b	23/10/2010	23-10-10	2,592
1745	Oreas 60b	28/10/2010	28-10-10	2,626
1817	Oreas 60b	09/11/2010	09-11-10	2,479
2206	Oreas 60b	29/10/2010	29-10-10	2,562

Tabla 1. Resultados para las muestras de control Oreas 60b

Según las reglas del control de calidad para las muestras estándar, se tienen en cuenta los siguientes aspectos:

•	Si el resultado de un estándar es mayor o menor que 3 desviaciones estándar a su valor medio es considerado como una falla (ver figura 1).
•	Si los resultados de dos estándares adyacentes (mismo lado) son mayores o menores que 2 desviaciones estándar a sus valores medios eso es considerado como una falla (ver figura 1).

Figura 1. Gráfico temporal (valor Vs fecha) para Oreas 60b

Para la muestras de control Oreas 60b, no se detectó ninguna falla, todos los valores han demostrado una buena exactitud.

1.1.1.2	OREAS 65a

Sample number	Standard	Date	Date	Au g/t
911	Oreas 65a	10/07/2010	10-07-10	0,539
975	Oreas 65a	05/08/2010	05-08-10	0,542
1044	Oreas 65a	12/08/2010	12-08-10	0,528
1115	Oreas 65a	23/08/2010	23-08-10	0,534
1200	Oreas 65a	27/09/2010	27-09-10	0,528
1272	Oreas 65a	01/10/2010	01-10-10	0,517
1352	Oreas 65a	22/09/2010	22-09-10	0,530
1431	Oreas 65a	20/09/2010	20-09-10	0,512
1504	Oreas 65a	08/10/2010	08-10-10	0,518
1573	Oreas 65a	15/10/2010	15-10-10	0,521
1657	Oreas 65a	22/10/2010	22-10-10	0,54
1724	Oreas 65a	26/10/2010	26-10-10	0,537

1798	Oreas 65a	03/11/2010	03-11-10	0,53
1859	Oreas 65a	17/11/2010	17-11-10	0,526
2252	Oreas 65a	30/10/2010	30-10-10	0,524

Tabla 2. Resultados para las muestras de control Oreas 65a

Figura 2. Gráfico temporal (valor Vs fecha) para Oreas 65a

Para la muestras de control Oreas 65a, no se detectó ninguna falla, todos los valores han demostrado una buena exactitud.

1.1.1.3	OREAS 62d

Sample number	Standard	Date	Date	Au g/t
880	Oreas 62d	02/07/2010	02-07-10	10,680
954	Oreas 62d	24/07/2010	24-07-10	10,590
1018	Oreas 62d	23/07/2010	23-07-10	10,430
1094	Oreas 62d	17/08/2010	17-08-10	10,720
1160	Oreas 62d	30/08/2010	30-08-10	10,830
1253	Oreas 62d	29/09/2010	29-09-10	10,770

1333	Oreas 62d	14/09/2010	14-09-10	10,640
1408	Oreas 62d	18/09/2010	18-09-10	10,740
1477	Oreas 62d	22/09/2010	22-09-10	10,63
1555	Oreas 62d	12/10/2010	12-10-10	10,63
1631	Oreas 62d	18/10/2010	18-10-10	10,74
1709	Oreas 62d	25/10/2010	25-10-10	10,77
1768	Oreas 62d	30/10/2010	30-10-10	10,61
1838	Oreas 62d	10/11/2010	10-11-10	10,7
2228	Oreas 62d	11/11/2010	11-11-10	10,77

Tabla 3. Resultados para las muestras de control Oreas 62d

Figura 3. Gráfico temporal (valor Vs fecha) para Oreas 62d

La muestra estándar 1018, arrojó un valor de 10,430 gr/t, resultando ser menor de 2 desviaciones estándar a su valor medio (10,500 gr/t), sin embargo hasta el momento las muestras adyacentes han estado dentro de la norma por lo tanto el resultado de ésta muestra es aceptado.

1.1.2	Blancos

Muestra de roca no mineralizada con la cual se mide la contaminación durante el proceso de preparación en el laboratorio, indicando también mezclas entre muestras. Estas muestras son estándares de concentración cero.

Sample	Blanks (ppb)	M Precedente
#	I	II
888	5,00	59,00
925	5,00	400,00
976	5,00	1642,00
1010	5,00	142,00
1028	5,00	870,00
1062	5,00	16,00
1102	5,00	21,00
1135	8,00	406,00
1164	5,00	768,00
1213	5,00	586,00
1223	5,00	286,00
1259	5,00	236,00
1303	5,00	41,00
1328	5,00	1418,00
1363	5,00	5080,00
1401	5,00	2010,00
1429	5,00	249,00
1469	5,00	1015,00
1501	5,00	135,00
1525	5,00	292,00
1565	5,00	28,00
1595	5,00	263,00
1624	5,00	1710,00
1647	5,00	46,00
1698	5,00	58,00
1720	5,00	1152,00
1752	5,00	47,00
1802	5,00	146,00
1824	5,00	672,00
1853	5,00	173,00
2217	5,00	23,00
2248	5,00	65,00

Tabla 4. Resultados para las muestras de control “Blank”

Si el resultado de un “blank” es 5 veces mayor que el límite de detección (DL) del análisis utilizado, es considerado como falla (para el caso de SGS es 25 ppb).

Con estas muestras de control estamos midiendo la contaminación durante el proceso de preparación en el laboratorio, pudiendo indicar también, mezclas entre muestras.

La figura 4, representa un gráfico temporal para los blancos, donde se grafican las muestras de control Blank y las muestras precedentes.

Figura 4. Gráfico Blank Vs muestra precedente

Todas las muestras de control analizadas hasta el momento, se encuentran por debajo del límite de detección (5 ppb) por lo tanto la tasa de contaminación en las muestras es cero.

1.1.3	Duplicados de preparación

Duplicado tomado de la muestra triturada para medir la precisión del proceso de preparación y análisis del laboratorio. La variación debería ser menor que la de los duplicados de campo porque una muestra preparada correctamente es bastante homogénea.

Preparation duplicates						Au (ppb)
Sample	Mine	Sample Type	Date	Geologist	Observation
796	Campamento	x	25/06/2010	CR	SPD	171
SPD 0001	Campamento	x	25/06/2010	CR	SPD	69

872	Campamento	p	01/07/2010	MO	SPD	24
SPD 0002	Campamento	p	01/07/2010	MO	SPD	19

949	La Antioquia	p	20/07/2010	MO	SPD	88
SPD 0003	La Antioquia	p	20/07/2010	MO	SPD	84

994	La Antioquia	p	22/07/2010	MO	SPD	578
SPD 0004	La Antioquia	p	22/07/2010	MO	SPD	892

1042	La Antioquia	p	12/08/2010	CR	SPD	1685
SPD 0005	La Antioquia	P	12/08/2010	CR	SPD	2251

1099	La Oriental	x	18/08/2010	MO	SPD	46
SPD 0006	La Oriental	x	18/08/2010	MO	SPD	57

1144	La Oriental	p	28/08/2010	MO	SPD	2765
SPD 0007	La Oriental	p	28/08/2010	MO	SPD	4465

1398	La Oriental	p	16/09/2010	CR	SPD	1741
SPD 0008	La Oriental	p	16/09/2010	CR	SPD	3259

1238	El Acaro	p	27/09/2010	MO	SPD	24
SPD 0009	El Acaro	p	27/09/2010	MO	SPD	20

1287	Mina Nueva	x	05/10/2010	CR	SPD	553
SPD 0010	Mina Nueva	x	05/10/2010	CR	SPD	259

1343	La Oriental	p	07/09/2010	MO	SPD	470
SPD 0011	La Oriental	p	07/09/2010	MO	SPD	131

1184	El Acaro	x	24/09/2010	MO	SPD	69
SPD 0012	El Acaro	x	24/09/2010	MO	SPD	54

1459	La Oriental	p	22/09/2010	MO	SPD	1468
SPD 0013	La Oriental	p	22/09/2010	MO	SPD	1888

1508	Las Mellizas	x	08/10/2010	MO	SPD	196
SPD 0014	Las Mellizas	x	08/10/2010	MO	SPD	228

1551	Las Mellizas	x	12/10/2010	MO	SPD	77

SPD 0015	Las Mellizas	x	12/10/2010	MO	SPD	81

1588	Las Mellizas	x	15/10/2010	MO	SPD	719
SPD 0016	Las Mellizas	x	15/10/2010	MO	SPD	440

1644	Las Mellizas	p	21/10/2010	CR	SPD	427
SPD 0017	Las Mellizas	p	21/10/2010	CR	SPD	366

1703	Las Mellizas	p	25/10/2010	CR	SPD	515
SPD 0018	Las Mellizas	p	25/10/2010	CR	SPD	341

1735	Las Mellizas	p	28/10/2010	CR	SPD	297
SPD 0019	Las Mellizas	p	28/10/2010	CR	SPD	361

1788	La Divisa	x	03/11/2010	CR	SPD	3880
SPD 0020	La Divisa	x	03/11/2010	CR	SPD	3325

1848	La Divisa	x	12/11/2010	CR	SPD	79
SPD 0021	La Divisa	x	12/11/2010	CR	SPD	73

1877	La Divisa	x	17/11/2010	MO	SPD	44
SPD 0022	La Divisa	x	17/11/2010	MO	SPD	33

2201	Line 1	OC	29/10/2010	LC	SPD	56
SPD 0023	Line 1	OC	29/10/2010	LC	SPD	55

2239	Line 6	OC		LC	SPD	54
SPD 0024	Line 6	OC		LC	SPD	66

Tabla 5. Resultados para las muestras de control, duplicados de preparación

A partir de los resultados obtenidos para los duplicados de preparación, se graficaron diagramas de dispersión que muestran la comparación entre dos conjuntos de datos de análisis.

De esta manera se observó que el 54% de las muestras presentan un porcentaje de diferencia mayor al 20%, razón por la cual se procedió a mandar las pulpas de las muestras a re-análisis.

Figura 5. Gráfico Porcentaje de error en duplicados de preparación

Figura 6. Diagrama de dispersión, duplicados de preparación

1.1.4	Duplicados de campo

Muestra de un mismo intervalo, tomada de manera idéntica a la muestra original, con el fin de medir la precisión (reproducibilidad) de todo el proceso de muestreo, desde el campo hasta la preparación en el laboratorio y análisis. Los duplicados de campo también pueden indicar el efecto pepita natural de las muestras, así que puede haber variaciones significativas entre el original y el duplicado.

Field duplicates						Au (ppb)
902	La Olvidada	DC (p)	06/07/2010	MO	ORIGINAL	278
907	La Olvidada	DC de 902	06/07/2010	MO	DC de 902	782

922	La Antioquia	DC (x)	14/07/2010	CR	ORIGINAL	294
942	La Antioquia	DC de 922	14/07/2010	CR	DC de 922	44

982	La Antioquia	DC (p)	06/08/2010	CR	ORIGINAL	56
1000	La Antioquia	DC de 982	06/08/2010	CR	DC de 982	92

1032	La Antioquia	DC (p)	24/07/2010	CR	ORIGINAL	353
1039	La Antioquia	DC de 1032	24/07/2010	CR	DC de 1032	219

1079	La Oriental	DC	17/08/2010	MO	ORIGINAL	20
1090	La Oriental	DC de 1079	17/08/2010	MO	DC de 1079	44

1149	La Oriental	DC	30/08/2010	MO	ORIGINAL	1210
1159	La Oriental	DC de 1149	30/08/2010	MO	DC de 1149	4048

1187	El Acaro	DC	24/09/2010	MO	ORIGINAL	32
1193	El Acaro	DC de 1187	24/09/2010	MO	DC de 1187	33

1218	El Acaro	DC	25/09/2010	MO	ORIGINAL	256
1228	El Acaro	DC de 1218	25/09/2010	MO	DC de 1218	307

1281	Mina Nueva	DC	05/10/2010	CR	ORIGINAL	708
1292	Mina Nueva	DC de 1281	05/10/2010	CR	DC de 1281	208

1323	La Oriental	DC	09/09/2010	MO	ORIGINAL	2014
1337	La Oriental	DC de 1323	09/09/2010	MO	DC de 1323	3658

1383	La Oriental	DC	16/09/2010	CR	ORIGINAL	1154
1392	La Oriental	DC de 1383	16/09/2010	CR	DC de 1383	4031

1421	La Oriental	DC	21/09/2010	CR	ORIGINAL	312
1440	La Oriental	DC de 1421	21/09/2010	CR	DC de 1421	164

1486	El Filo	DC	08/10/2010	MO	ORIGINAL	908
1498	El Filo	DC de 1486	08/10/2010	MO	DC de 1486	419

1516	Las Mellizas	DC	11/10/2010	MO	ORIGINAL	197
1538	Las Mellizas	DC de 1516	11/10/2010	MO	DC de 1516	374

1578	Las Mellizas	DC	13/10/2010	MO	ORIGINAL	205
1602	Las Mellizas	DC de 1578	13/10/2010	MO	DC de 1578	86

1640	Las Mellizas	DC	21/10/2010	LC	ORIGINAL	1017
1665	Las Mellizas	DC de 1640	21/10/2010	LC	DC de 1640	166

1684	Las Mellizas	DC (p)	23/10/2010	CR	ORIGINAL	1023
1694	Las Mellizas	DC de 1684	23/10/2010	CR	DC de 1684	6540

1727	Las Mellizas	DC (p)	26/10/2010	CR	ORIGINAL	87
1743	Las Mellizas	DC de 1727	26/10/2010	CR	DC de 1727	65

1774	El Cambuche	DC (p)	02/11/2010	MO	ORIGINAL	1128
1794	El Cambuche	DC de 1774	02/11/2010	MO	DC de 1774	845

1821	La Divisa	DC (p)	10/11/2010	CR	ORIGINAL	261
1839	La Divisa	DC de 1821	10/11/2010	CR	DC de 1821	1541

1866	La Divisa	DC (x)	17/11/2010	MO	ORIGINAL	508
1887	El Vagón	DC de 1866	17/11/2010	MO	DC de 1866	3204

2243	Line 6	DC	11/11/2010	LC	ORIGINAL	45
2258	Line 6	DC de 2243	11/11/2010	LC	DC de 2243	113

Tabla 6. Resultados para las muestras de control, duplicados de campo

Se observó que el 90% de las muestras presentan un porcentaje de diferencia mayor al 20%, de acuerdo con el conocimiento que se tiene de Toldafría, el oro grueso encontrado en las muestras es bastante alto, indicando de esta manera el alto grado de influencia que tiene el efecto pepita natural en las muestras, sin embargo de acuerdo al programa de control de calidad se procedió a enviar a re-análisis las pulpas de las muestras, para así descartar los errores en cuanto a la precisión en el proceso de muestreo.

Figura 7. Gráfico Porcentaje de error en duplicados de campo

Figura 8. Diagrama de dispersión, duplicados de campo

Rio Novo Gold Inc.
Toldafria Project	NI 43-101 Technical Report

APPENDIX C

Met-Solve Laboratories Inc.

Test Work Report

May 31, 2011

October 14, 2010

Andrew Neale

Universal Gold Mining

Tel: (604) 961-6383

aneale@universalgoldmining.net

Dear Mr. Neale,

Please find attached the report of the results from the metallurgical test work on the Resource Development samples.

Please feel free to contact us if you have any questions.

Sincerely,

Alex Lum, P.Eng.

Metallurgical Engineer

101B – 9850 – 201 Street · Langley, BC · CANADA · V1M 4A3

Tel: 604-888-7604 · Fax: 604-888-5521 · www.met-solvelabs.com

GOLD RECOVERY ON SAMPLES PROVIDED BY RESOURCE
DEVELOPMENT INC.

Prepared for:	Andrew Neale
Universal Gold Mining
Tel: (604) 961-6383
aneale@universalgoldmining.net

Prepared by:	Met-Solve Laboratories Inc.
101B – 9850 – 201 Street
Langley, BC
V1M 4A3
Canada

Project Number:	MS1271

Alex Lum, P.Eng	Ish Grewal, M.A.Sc. P.Eng
Metallurgical Engineer	President

October 14, 2010

Note: This report refers to the samples as received. The information contained in this report is provided 'as is' without warranty of any kind with respect to the interpretation and use of the data by the client.

101B – 9850 – 201 Street · Langley, BC · CANADA · V1M 4A3

Tel: 604-888-7604 · Fax: 604-888-5521 · www.met-solvelabs.com

Project MS1271–Resource Development

1.0 BACKGROUND

On August 13, 2010, Met-Solve Labs received two buckets of samples from:

Ryan Allen

Resources Development Inc.

11475 W. I-70 Frontage Rd. North

Wheat Ridge, CO

Tel: 303-422-1176

The two buckets contain eighteen different samples (each packaged in two bags weighing a total of 2 kg). The sample labels are summarized in Table I.

Table I Sample

Soft comp	Hard comp
CV 742-2	CV 707-5
CV 744-3	CV 701-9
CV 755-4	CV 751-13
CV 730-6	CV 675-14
CV 739-7	CV 679-15
CV 748-8	CV 697-16
CV 735-10	CV 682-20
CV 737-11
CV 741-12
CV 731-17
CV 756-18

The eleven soft and seven hard comp samples were combined to produced a single composite for testing.

An initial Falcon L40 test was done to test for centrifugal gravity recovery of gold. After promising results from the baseline gravity test, a program consisting of flotation and cyanidation system was added to evaluate the impact of these on the gravity concentrates and tails. Screen analyses were also done to determine particle size and gold distribution by size fraction.

1

Project MS1271–Resource Development

2.0 METHODOLOGY

The initial Falcon gravity test was done as per flowsheet shown in Figure 1 and the gravity-float- leach procedure was done as shown in Figure 2.

Figure 1 Gravity Test Flowsheet

Oversized material, which was too coarse to feed to the lab Falcon, was screened out prior to the first stage. This oversize was recombined with the first pass tails and ground prior to the second stage. An additional grind was applied after the second stages to increase gold liberation. The concentrates were panned to get an indication of achievable gold grades.

Figure 2 Gravity, Float and CN Leach Circuit

2

Project MS1271–Resource Development

For the second test, the feed material was ground down to target size prior to gravity concentration and thus no intermediate grinds were applied. The pan cons were assayed for gold, while the pan tails, the rougher and scavenger flotation concentrates were each subjected to a cyanide leach test.

The cyanide leach tests were conducted for 24 hours with 1,000 ppm NaCN at pH of 10.5. Intermediate solution samples were taken at 1, 3 and 6 hours. To stabilize the gold, extra cyanide was added to the solutions prior to submitting the samples to the assay lab.

3.0 RESULTS AND DISCUSSION

Detailed results are summarized in the Appendices as per Table I below.

Table I: Appendix Listing

Tests	Appendix
Overall Flowsheet Summary	Appendix A
Gravity + Float Summary	Appendix B
Cyanidation Summary	Appendix C
Initial Gravity Test	Appendix D
Head Screen	Appendix E
Assay Summary	Appendix F

The general recoveries from the test work are presented in Table II below. Refer to flowsheet summaries presented in Appendix A and D for additional details.

Table II: Gold Recoveries

Test Operations	Gold Recovery (%)
Gravity Only Recovery (with intermediate grinds)	86.8

Gravity Only Recovery (direct grind)	83.0
Gravity + Float Recovery	92.8
Gravity+Float+Leach Recovery	85.7

3

Project MS1271–Resource Development

Gravity alone recovered an impressive 83 to 87% of the gold.

Floating the gravity tails raised the gold recovery to 93% with float tails assaying 0.22 g/t. The gravity tails (i.e. float feed) was calculated at 0.50 g/t.

Cyanide leaching of pan tails and float products

The cyanidation gold recoveries are summarized in Table III.

Table III Cyanide Leach Gold Recoveries

			Consumption (kg/t)
Test	Material	Gold Recovery (%)	NaCN	Lime (10%)
NL105	Pan Tail (NL103)	93.8	5.5	7.3
NL106	Float Rougher Con (NL104)	84.6	9.6	23.4
NL107	Float Scavenger (NL104)	75.4	10.1	27.0

The cyanide and lime consumption for all three samples was relatively high. It is likely that the high sulfur content in all samples, particularly the float concentrates, contributed to the high cyanide consumption. The float rougher and scavenger concentrates contained 34% and 18% sulfur respectively (see Appendix F).

Note the sharp drop in cyanide concentration in the solution between 6 hours and 24 hours in both float concentrates. This corresponds to a substantial drop in pH in the same time period. For the cyanide leach on the float scavenger, the gold concentration drops between 6 and 24 hours and is likely due to the depletion of cyanide in solution overnight.

4.0 SUMMARY

Gravity alone recovered between 83 and 87% of the gold. Flotation of the gravity tails raised gold recovery to a 93%. When cyanidation is included, the gold recovery was found to be 86% as a result of incomplete leaching of the gold.

The high sulfur content of the pan tails and float products likely contributed to the high cyanide consumption.

4

Project MS1271–Resource Development

APPENDICES

5

Appendix A

Gravity + Float + Cyanidation

1 Overall Flowsheet See Appendix B & C for individual Tests

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Appendix B

Gravity + Float

1 Gravity + Float Mass Balance (NL103 & NL104)

2 Gravity Balance (NL103)

3 Float Balance (NL104)

4 PSA (NL103)

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GRAVITY-FLOAT TEST REPORT

Client: Andrew Neale	Date: 08-Sep-10
Test: NL103-104	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Products	Weight		Assay (g/t)	Distribution (%)
	(g)	(%)	Au	Au
Pan Concentrate 1	6.80	0.07	2,584.00	67.3
Pan Concentrate 2	2.30	0.02	313.20	2.8
Pan Concentrate 3	4.90	0.05	82.06	1.5
Pan Tail	268.40	2.65	9.23	9.5
Total L40 Concentrate	282.40	2.79	74.96	81.1
Float Con	315.26	3.12	8.96	10.8
Total Concentrate	597.66	5.91	40.15	92.0
Float Tails	9,522.34	94.09	0.22	8.0
Calculated Head	10,120.00	100.00	2.58	100.0
Assayed Head			2.52

GRAVITY CONCENTRATION TEST REPORT

Client: Andrew Neale	Date: 08-Sep-10
Test: NL103	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Products	Weight		Assay (g/t)	Distribution (%)
	(g)	(%)	Au	Au
Pan Concentrate 1	6.80	0.07	2,584.00	67.3
Pan Concentrate 2	2.30	0.02	313.20	2.8
Pan Concentrate 3	4.90	0.05	82.06	1.5
Pan Tails	268.40	2.65	9.23	9.5
Total L40 Concentrate	282.40	2.79	74.96	81.1
L40 Tails	9,837.60	97.21	0.50	18.9
Calculated Head	10,120.00	100.00	2.58	100.0
Assayed Head			2.52

FLOTATION TEST REPORT

Client: Andrew Neale	Date: 13-Sep-10
Test: NL104	Project: MS1271
Sample: NL103 gravity tails

Pulp Density	32.9%		Float Cell	25 litres		Speed 1,030 & 930 rpm
Products	Weight		Assay (g/t)			Distribution (%)
	(g)	(%)	Au	Ag *	S (%)	Au	Ag *	S (%)
Rougher Con	140.9	1.62	10.56	91.90	34.55	34.3	53.9	46.7
Scavenger Con	137.2	1.58	7.32	38.00	17.90	23.1	21.7	23.5
Total Con & Scav	278.1	3.2	8.96	65.31	26.34	57.4	75.5	70.2
Tails	8,400.0	96.80	0.22	0.70	0.37	42.6	24.5	29.8
Calculated Head	8,678.1	100.0	0.50	2.77	1.20	100.0	100.0	100.0
Assayed Head			0.31	4.85	1.09

Stage	Time (min)	Reagents added, grams per tonne					Time (minutes)		pH
		PAX	CuSO4		MIBC	TF250	Cond.	Float
Initial	0
Re-pulp	0
Conditoner	3	12					3		3.5
Stage 1	11				33			8	3.6
Conditoner	17		115				6		3.6
Stage 2	27	12			12			10	3.7
Conditoner	27
Stage 3	27
Conditoner	27
Stage 4	27
Total	27	23	115	0	45	0	9	18

* Ag assayed by ICP, which is not accruate for high grades; mass balance done only to give an indication of recovery. Rougher con only used higher silver value as it gave better agreement to assayed head

PARTICLE SIZE ANALYSIS

Client: Andrew Neal	Date: 9-Sep-10
Test: NL103 Screen ground (9 minutes, full rods, 46% pulp density)	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Sieve	Size	Weight		Cummulative	(%)	Rosin-Rammler Model
US Mesh	Microns	(g)	(%)	Retained	Passing	Size (um)	Passing P (%)
						139	80
8	2,360	0.0				59	50
12	1,700	0.0
16	1,180	0.0				Linear Interpolation
20	850	0.0				Size (um)	Passing P (%)
30	600	0.0				144	80
40	425	1.0	0.64	0.64	99.36	52	50
50	300	1.8	1.14	1.78	98.22
70	212	8.9	5.66	7.44	92.56
100	150	17.1	10.87	18.31	81.69
140	106	18.9	12.02	30.32	69.68
200	75	21.5	13.67	43.99	56.01
270	53	7.4	4.70	48.70	51.30
400	37	27.9	17.74	66.43	33.57
Undersize	-37	52.8	33.57	100.00
TOTAL:		157.3	100.0

Appendix C

Cyanidation

1	Cyanidation on Pan Tail (NL105)
2	Cyanidation on Float Rougher (NL106)
3	Cyanidation on Float Scavenger (NL105)

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CYANIDATION TEST REPORT

Client: Andrew Neale	Date: 21-Sep-10
Test: NL105: Cyanidation on NL103 combined Pan Tail	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Products / Time	Weight (g)	Assay (ppm)	Distribution (%)
		Au	Au
1 hour 3 hours 6 hours 24 hours Residue	458.7 443.0 418.7 393.4 99.3	0.66 1.20 1.54 1.50 0.44	42.9 76.8 97.0 93.8 6.2
Calculated Head Assayed Head	99.8	7.07 9.23	100.0

Test Condition:

Time (hours)	pH	Lime (g) added	(10%) (kg/t)	[g/L]	NaCN (g) added	(kg/t)	DOA (mg/l)
0	3.87 →10.54	7.30	7.31	1.00	0.45	4.51	9.77
1	11.37		7.31	0.78	0.10	5.51	7.94
3	11.38		7.31	1.02		5.51	7.39
6	11.15		7.31	0.98		5.51	6.81
24	10.33		7.31	0.82		5.51	7.88

Solids: Iniitial Solution: Solids:	99.8 g 450.8 g 18%	- ~100g composite sample repulped to 15-20% solids - adjusted to pH 10.5 and placed on roller for 1 hour prior to start - initially added 1.0 g/L NaCN and maintained
Initial NaCN:	1.0 g/L	- sampled at 1, 3, 6 hours
Target pH:	10.5	- test ended after 24 hours
Test Duration:	24 hours	- solution and solids fire-assayed for Au content;

NL105-7 Cyanidation - NL105 Pan Tail

CYANIDATION TEST REPORT

Client: Andrew Neale	Date: 21-Sep-10
Test: NL106: Cyanidation on NL104 Float Concentrate	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Products / Time	Weight (g)	Assay (ppm)	Distribution (%)
		Au	Au
1 hour 3 hours 6 hours 24 hours Residue	584.7 560.7 538.9 510.6 98.6	0.66 1.01 1.32 1.50 1.55	38.8 58.5 75.4 84.6 15.4
Calculated Head	99.5	10.00 10.09	100.0

Test Condition:

Time (hours)	pH		Lime (g) added	(10%) (kg/t)	[g/L]	NaCN (g) added	(kg/t)	DOA (mg/l)
0	3.36	10.50	19.80	19.90	1.00	0.45	4.52	6.22
1	9.68	10.52	3.00	22.91	0.63	0.17	6.23	7.81
3	10.55			22.91	0.63	0.18	8.04	7.93
6	10.38	10.50	0.50	23.42	0.67	0.15	9.55	7.01
24	8.24			23.42	0.39		9.55	6.15

Solids: Iniitial Solution: Solids:	99.5 g 450.3 g 18%	- ~100g composite sample repulped to 15-20% solids - adjusted to pH 10.5 and placed on roller for 1 hour prior to start - initially added 1.0 g/L NaCN and maintained
Initial NaCN:	1.0 g/L	- sampled at 1, 3, 6 hours
Target pH:	10.5	- test ended after 24 hours
Test Duration:	24 hours	- solution and solids fire-assayed for Au content;

NL105-7 Cyanidation - NL106 Float Con 1

CYANIDATION TEST REPORT

Client: Andrew Neale	Date: 21-Sep-10
Test: NL107: Cyanidation on NL104 Float Scavenger	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Products / Time	Weight (g)	Assay (ppm)	Distribution (%)
		Au	Au
1 hour 3 hours 6 hours 24 hours Residue	592.5 575.1 555.8 535.1 102.0	0.40 0.54 0.73 0.68 1.27	45.0 60.4 80.5 75.4 24.6
Calculated Head Assayed Head	102.4	5.14 7.32	100.0

Test Condition:

Time (hours)	pH	Lime (g) added	(10%) (kg/t)	[g/L]	NaCN (g) added	(kg/t)	DOA (mg/l)
0	3.30 →10.51	26.00	25.39	1.00	0.45	4.39	7.02
1	9.96 →10.60	1.60	26.95	0.39	0.27	7.03	7.83
3	10.56		26.95	0.59	0.19	8.89	7.82
6	10.50		26.95	0.74	0.12	10.06	6.94
24	8.64		26.95	0.20		10.06	5.50

Solids: Iniitial Solution: Solids:	102.4 g 450.0 g 19%	- ~100g composite sample repulped to 15-20% solids - adjusted to pH 10.5 and placed on roller for 1 hour prior to start - initially added 1.0 g/L NaCN and maintained
Initial NaCN:	1.0 g/L	- sampled at 1, 3, 6 hours
Target pH:	10.5	- test ended after 24 hours
Test Duration:	24 hours	- solution and solids fire-assayed for Au content;

NL105-7 Cyanidation - NL107 Float Con 2

Appendix D

Initial Gravity Test

1 Gravity Mass Balance (NL102)

2 Screen Analysis

3 Particle Size Analysis

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GRAVITY CONCENTRATION TEST REPORT

Client: Andrew Neal	Date: 17-Aug-10
Test: NL102	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Products	Weight		Assay (g/t)	Distribution (%)
	(g)	(%)	Au	Au
Pan Concentrate 1	6.57	0.07	1,705.00	40.2
Pan Tail 1	103.33	1.04	12.93	4.8
L40 Concentrate 1	109.90	1.10	114.08	45.0
Pan Concentrate 2	3.51	0.04	1,636.00	20.6
Pan Tail 2	93.53	0.94	8.06	2.7
L40 Concentrate 2	97.04	0.97	66.94	23.3
Pan Concentrate 3	2.24	0.02	1,781.00	14.3
Pan Tail 3	86.41	0.87	13.40	4.2
L40 Concentrate 3	88.65	0.89	58.06	18.5
Total L40 Concentrate	295.59	2.96	81.81	86.8
L40 Tails	9,679.51	97.04	0.38	13.2
Calculated Head	9,975.10	100.00	2.79	100.0
Screen Cal. Head			2.80
Assayed Head (average)	10,090.00		2.52

Feed P80 = 3,671 µm
Grind 3 min
+1,180 µm
Grind 2 min
Pan Tail 1
Pan Conl 1
Grind 7 min
Tails P80 =100 µm
L40 Tails
Pan Tail 2
Pan Con 2
Pan Tail 3
Pan Con 3

Precious Metal Recovery (%)
100
90
80
70
60
50
40
30
20
10
0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Mass to Concentrate (%)

Test Conditions	
Pulp Density:	25%
Bowl:	1/32 holes
Fluid'n Pressure:	3 psi
G-Force:	150 g
Speed:	55.3 Hz

SIZE BY SIZE ASSAY

Client: Andrew Neale	Date: 20-Aug-10
Test: NL102 Screen of Gravity Tails	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Precious Metals		Weight		Au
Tyler Mesh	Microns	(g)	(%)	(g/t)	Dist'n (%)

8	2,360
12	1,700
16	1,180
20	850
30	600
40	425
50	300
70	212	7.8
100	150	33.6	1.26	0.79	2.8
140	106	75.4	5.41	0.21	3.2
200	75	64.9	12.15	0.33	11.3
270	53	130.4	10.46	0.78	22.9
400	37	31.9	21.02	0.39	23.0
-400	-37	276.5	5.14	0.38	5.5
			44.56	0.25	31.3
	NET:	620.5	100.00	0.36	100.0
Assayed Tails 1:				0.43
Assayed Tails 2:				0.35

PARTICLE SIZE ANALYSIS

Client: Andrew Neale	Date: 20-Aug-10
Test: NL102 Screen of Gravity Tails	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Sieve	Size	Weight		Cummulative	(%)	Rosin-Rammler Model
US Mesh	Microns	(g)	(%)	Retained	Passing	Size (um)	Passing P (%)
						100	80
8	2,360					47	50
10	2,000
16	1,180					Linear Interpolation
20	850					Size (um)	Passing P (%)
30	600					103	80
40	425					53	50
50	300
70	212	7.8	1.26	1.26	98.74
100	150	33.6	5.41	6.67	93.33
140	106	75.4	12.15	18.82	81.18
200	75	64.9	10.46	29.28	70.72
270	53	130.4	21.02	50.30	49.70
400	37	31.9	5.14	55.44	44.56
Undersize	-53	276.5	44.56	100.00
TOTAL:		620.5	100.00

Appendix E

Head Screen

1 Particle Size Analysis on Crushed Head (NL101)

2 Screen Analysis Crushed Head

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SIZE BY SIZE ASSAY

Client: Andrew Neale	Date: 16-Aug-10
Test: NL101 Screen Analysis	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Precious Metals		Weight		Au
Tyler Mesh	Microns	(g)	(%)	(g/t)	Dist'n (%)
8 12 16 20 30 40 50 70 100 140 200 270 400 -400	2,360 1,700 1,180 850 600 425 300 212 150 106 75 53 37 -37	117.5 50.5 94.6 41.7 31.1 26.6 16.7 16.8 12.9 20.9 12.6 9.2 6.4 50.4	23.13 9.94 18.63 8.21 6.12 5.24 3.29 3.31 2.54 4.11 2.48 1.81 1.26 9.92	2.21 1.56 2.79 1.92 1.14 7.64 2.78 1.76 1.81 11.63 4.43 2.26 2.04 1.26	18.3 5.6 18.6 5.7 2.5 14.3 3.3 2.1 1.6 17.2 3.9 1.5 0.9 4.5
	NET:	507.9	100.00	2.79	100.0
Assayed Head 1: Assayed Head 2: Assayed Head 1 (dup):				2.80
				1.83
				2.92

PARTICLE SIZE ANALYSIS

Client: Andrew Neale	Date: 16-Aug-10
Test: NL101 Screen Analysis	Project: MS1271
Sample: Composit of Resource Development Inc, received Aug 13/10

Sieve	Size	Weight		Cummulative	(%)	Rosin-Rammler Model
US Mesh	Microns	(g)	(%)	Retained	Passing	Size (um)	Passing P (%)
8	2,360	117.5	23.13	23.13	76.87	3,671	80
10	2,000	50.5	9.94	33.08	66.92	1,062	50
16	1,180	94.6	18.63	51.70	48.30
20	850	41.7	8.21	59.91	40.09	Linear Interpolation
30	600	31.1	6.12	66.04	33.96	Size (um)	Passing P (%)
40	425	26.6	5.24	71.27	28.73	#N/A	80
50	300	16.7	3.29	74.56	25.44	1,255	50
70	212	16.8	3.31	77.87	22.13
100	150	12.9	2.54	80.41	19.59
140	106	20.9	4.11	84.52	15.48
200	75	12.6	2.48	87.01	12.99
270	53	9.2	1.81	88.82	11.18
400	37	6.4	1.26	90.08	9.92
Undersize	-53	50.4	9.92	100.00
TOTAL:		507.9	100.0

Appendix F

Assays

1 Assay Summary

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MS1271 Assay Summary

Sample Name	Sample Description	ICP Ag ppm	ICP Al %	ICP As ppm	ICP Ba ppm	ICP Be ppm	ICP Bi ppm	ICP Ca %	ICP Cd ppm	ICP Co ppm	ICP Cr ppm	ICP Cu ppm	ICP Fe %	ICP Hg ppm	ICP K %	ICP La ppm	ICP Mg %	ICP Mn ppm	ICP Mo ppm	ICP Na %	ICP Ni ppm	ICP P %	ICP Pb ppm	ICP S %	ICP Sb ppm	ICP Sc ppm	ICP Sr ppm	ICP Th ppm	ICP Ti %	ICP Tl ppm	ICP U ppm	ICP V ppm	ICP W ppm	ICP Zn ppm	ICP Zr ppm
82944	Head	4.3	1.23	159	57	<0.5	<5	0.13	23	16	62	116	3.9	<1	0.09	15	0.87	497	3	0.01	44	0.07	101	1.32	7	2	6	8	0.02	<10	<10	38	17	1,275	1
82945	Head (duplicate)	3.9	1.16	165	54	<0.5	<5	0.12	15	15	58	110	3.7	<1	0.08	14	0.85	477	3	<0.01	44	0.07	68	1.24	6	2	6	7	0.02	<10	<10	36	14	895	1
82944	Head (duplicate)	4.3	1.21	153	58	<0.5	<5	0.13	24	15	62	133	4.0	<1	0.09	15	0.88	497	3	0.01	44	0.07	94	1.38	7	2	6	8	0.02	<10	<10	38	19	1,356	1
83117	Gravity Tails (NL102)	4.0	1.29	143	82	<0.5	<5	0.13	12	12	304	77	3.7	<1	0.16	15	0.89	565	6	0.01	138	0.09	71	1.01	11	2	6	7	0.03	<10	<10	44	11	699	1
83117	Tails (duplicate)	3.5	1.23	138	81	<0.5	<5	0.13	12	11	296	74	3.6	<1	0.16	16	0.86	547	6	0.01	136	0.10	69	1.05	10	2	6	7	0.02	<10	<10	44	11	698	1
83118	Gravity Tails (NL102)	3.6	1.16	140	69	<0.5	<5	0.13	12	11	285	71	3.5	<1	0.13	15	0.84	541	5	0.01	132	0.10	69	1.00	10	2	6	7	0.02	<10	<10	41	11	669	1
83514	Pan Tail (NL103)	32.8	1.02	643	20	<0.5	12	0.18	26	38	427	155	5.8	2	0.04	10	0.77	490	5	0.01	234	0.07	513	3.01	16	1	11	6	0.02	<10	<10	36	30	1,516	2
83514	Pan Tail (Duplicate)	33.5	1.04	631	20	<0.5	11	0.18	25	39	464	176	6.0	2	0.04	10	0.79	493	5	0.01	260	0.07	521	3.34	16	2	11	6	0.02	<10	<10	37	33	1,358	2
83441	Gravity Tails (NL103)	4.9	2.04	171	165	0.7	<5	0.16	11	13	364	86	4.4	2	0.28	27	1.06	633	6	0.02	154	0.08	102	1.11	11	4	10	13	0.04	10	<10	61	11	573	2
83441	Tails (duplicate)	4.8	1.96	165	154	0.7	<5	0.16	11	12	341	79	4.3	2	0.27	26	1.03	624	6	0.01	148	0.08	98	1.06	10	4	9	12	0.03	10	<10	57	11	546	2
83496	Float Con (NL104)	91.9	0.85	994	24	<0.5	20	0.05	387	175	126	3,161	21.7	14	0.13	19	0.34	359	8	0.01	566	0.03	516	>10.00	69	1	6	11	0.03	15	36	51	301	18,700	8
83496	Float Con (duplicate)	75.2	0.77	864	19	<0.5	16	0.05	322	153	145	2,599	19.3	12	0.11	16	0.29	304	7	0.01	508	0.03	446	>10.00	53	1	5	9	0.04	14	31	44	248		7
83497	Float Scav (NL104)	38.0	1.55	1082	57	0.5	10	0.09	202	105	96	639	14.1	7	0.19	33	0.67	500	10	0.01	241	0.05	264	8.80	27	3	9	16	0.03	16	<10	57	156	11,200	5
83498	Float Tail (NL104)	0.7	1.25	107	46	<0.5	<5	0.13	3	7	176	38	2.9	1	0.06	15	0.85	490	3	0.01	73	0.06	51	0.37	5	2	7	8	0.03	<10	<10	40	<10	153	1
83669	CN Residue (NL105)	4.2	0.99	686	22	<0.5	12	0.38	21	36	453	110	5.7	2	0.04	<10	0.69	466	4	0.01	238	0.07	497	3.15	9	2	15	<5	0.02	<10	<10	33	15	1,219	<1
83669	CN Residue (duplicate)	4.0	1	665	29	<0.5	11	0.42	18	33	438	113	5.5	2	0.05	10	0.74	512	4	0.01	230	0.07	476	2.99	9	2	16	<5	0.02	<10	<10	34	<10	1,048	<1
83670	CN Residue (NL106)	26.3	1.03	919	39	<0.5	23	0.44	382	188	179	2,776	25.0	15	0.19	21	0.30	393	5	0.03	575	0.04	517	20.20	75	2	17	8	0.05	<10	10	28	97	22,500	<1
83671	CN Residue (NL107)	9.9	1.8	1003	100	0.6	13	0.79	209	106	314	572	16.3	8	0.27	37	0.65	560	9	0.05	324	0.06	254	12.40	34	4	28	14	0.07	<10	<10	50	39	12,300	1

Solution Assays

Sample Name	Sample Description	ICP Ag µg/ml	ICP Al µg/ml	ICP As µg/ml	ICP B µg/ml	ICP Ba µg/ml	ICP Be µg/ml	ICP Bi µg/ml	ICP Ca µg/ml	ICP Cd µg/ml	ICP Co µg/ml	ICP Cr µg/ml	ICP Cu µg/ml	ICP Fe µg/ml	ICP Hg µg/ml	ICP K µg/ml	ICP La µg/ml	ICP Mg µg/ml	ICP Mn µg/ml	ICP Mo µg/ml	ICP Ni µg/ml	ICP P µg/ml	ICP Pb µg/ml	ICP S µg/ml	ICP Sb µg/ml	ICP Sc µg/ml	ICP Sr µg/ml	ICP Th µg/ml	ICP Ti µg/ml	ICP Tl µg/ml	ICP U µg/ml	ICP V µg/ml	ICP W µg/ml	ICP Zn µg/ml	ICP Zr µg/ml
83597	Final Sol (NL105)	19.4	1	<0.5	<1	<1	<0.05	<0.5	15	<0.1	0.1	<0.1	4	16.6	0.1	4	<0.1	1.00	<0.5	<0.5	0.3	<1	<0.5	283	<0.5	<0.1	0.1	<1	<1	<1	<0.5	<0.1	<1	3	<0.1
83601	Final Sol (NL106)	36.6	<1	<0.5	<1	<1	<0.05	<0.5	607	<0.1	0.4	<0.1	44	7.0	<0.1	8	<0.1	8.00	<0.5	<0.5	1.9	<1	<0.5	1,548	<0.5	<0.1	1.4	<1	<1	<1	<0.5	<0.1	<1	17	<0.1
83605	Final Sol (NL107)	16.5	<1	<0.5	<1	<1	<0.05	<0.5	408	0.1	0.3	<0.1	25	9.6	0.1	4	<0.1	6.00	<0.5	<0.5	1.1	<1	<0.5	1,377	<0.5	<0.1	1	<1	<1	<1	<0.5	<0.1	<1	13	<0.1

Sample Name	Sample Description	F.A. Au g/t	F.A. Ag g/t	Leco S %
82944	Head	2.80	5.0	1.71
82945	Head (duplicate)	1.83	4.3	1.65
82944	Head (duplicate)	2.92	4.7	1.68
83117	Gravity Tails (NL102)	0.43
83118	Gravity Tails (NL102)	0.35
83514	Pan Tail (NL103)	8.82
83514	Pan Tail (Duplicate)	9.63
83441	Gravity Tails (NL103)	0.35
83441	Tails (duplicate)	0.27
83496	Float Con (NL104)	10.09		34.4
83496	Float Con (duplicate)	11.03		34.7
83497	Float Scav (NL104)	7.32		17.9
83498	Float Tail (NL104)	0.22
83669	CN Residue (NL105)	0.43
83669	CN Residue (duplicate)	0.45
83670	CN Residue (NL106)	1.55
83671	CN Residue (NL107)	1.27
83597	Final Sol (NL105)	1.50
83601	Final Sol (NL106)	1.50
83605	Final Sol (NL107)	0.68